            As filed with the Securities and Exchange Commission on
                              December 20, 2002

                                                               File No. 811-7841
                                                      Registration No. 333-13319

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

                         Pre-Effective Amendment No.     / /
                       Post-Effective Amendment No. 13   /X/
                                      and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/
                               Amendment No. 15              /X/
                         -------------------------------

                            MUTUAL FUND SELECT TRUST
               (Exact Name of Registrant as Specified in Charter)
                                522 Fifth Avenue
                            New York, New York 10036

               --------------------------------------------------

                     (Address of Principal Executive Office)
       Registrant's Telephone Number, including Area Code: 1-800-348-4782

                                   Copies to:

               Judy R. Bartlett                           John E. Baumgardner, Jr., Esq.
      J.P. Morgan Fund Distributors, Inc.                      Sullivan & Cromwell
               522 Fifth Avenue                                125 Broad Street
            New York, New York 10036                        New York, New York 10004
----------------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

             It is proposed that this filing will become effective:

[X]  Immediately upon filing pursuant to                [ ]  on (date) pursuant to paragraph (b)
       paragraph (b)                                    [ ]  on (date) pursuant to paragraph (a)(1)
[ ]  60 days after filing pursuant to paragraph (a)(1)  [ ]  on (date) pursuant to paragraph (a)(2) rule
[ ]  75 days after filing pursuant to paragraph (a)(2)  485.

                    If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  -------------

PROSPECTUS DECEMBER 20, 2002


JPMORGAN TAX FREE FUNDS

CLASS A AND CLASS B SHARES


CALIFORNIA BOND FUND (CLASS A)


NEW JERSEY TAX FREE INCOME FUND


NEW YORK INTERMEDIATE TAX FREE INCOME FUND

TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


California Bond Fund                                       1

New Jersey Tax Free Income Fund                            8

New York Intermediate Tax Free Income Fund                15

Tax Free Income Fund                                      22

The Funds' Management and Administration                  29

How Your Account Works                                    31

   Know Which Classes to Buy                              31

   About Sales Charges                                    31

   Buying Fund Shares                                     32

   Selling Fund Shares                                    34

   Exchanging Fund Shares                                 34

   Other Information Concerning The Funds                 35

   Distributions and Taxes                                36

Shareholder Services                                      37

Investments                                               38

Risk and Reward Elements                                  40

Financial Highlights                                      43

How To Reach Us                                   Back cover

   JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund's securities may be of any maturity, but under normal market conditions the Fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).


At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.


The Fund may invest in money market instruments to increase its ability to easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.


The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax professional for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL
       (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17) and the Lipper California Municipal Debt Funds Index, widely recognized market benchmarks. The Lehman California Competitive Intermediate Bond Index (1-17) is an unmanaged index of California general obligation and revenue bonds which measures California tax-exempt bond market performance and reflects the universe of securities in which the Fund invests.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1997         7.61%
1998         5.48%
1999        -0.78%
2000        10.14%
2001         4.43%


BEST QUARTER 3rd quarter, 1998        3.46%
-------------------------------------------
WORST QUARTER 2nd quarter, 1999      -2.02%
-------------------------------------------



THE FUND'S CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 8.40%.

  * THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE THE CLASS A SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES OF THE FUND WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT OFFERED IN THIS PROSPECTUS. THE FUND COMMENCED OPERATIONS AS OF 12/23/96. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1),(2)



                                               PAST 1 YR.  PAST 5 YRS.  LIFE OF FUND
------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES            -0.22        4.35          4.39
------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                              -0.31        4.30          4.34
------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF FUND SHARES          1.41        4.27          4.30
------------------------------------------------------------------------------------
 LEHMAN CALIFORNIA COMPETITIVE
   INTERMEDIATE BOND INDEX (1-17) (REFLECTS
   NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      5.04        5.75          5.75
------------------------------------------------------------------------------------
 LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS
   INDEX (REFLECTS NO DEDUCTION FOR TAXES)        3.91        5.45          5.45
------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



  * SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) PERFORMANCE FOR THE BENCHMARK IS AS OF 12/31/96.

INVESTOR EXPENSES FOR CLASS A SHARES
The sales charge and expenses of Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     CLASS A SHARES
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN
   YOU BUY SHARES, SHOWN AS % OF THE
   OFFERING PRICE*                                                   4.50%
------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE
   (LOAD) SHOWN AS LOWER OF
   ORIGINAL PURCHASE PRICE OR
   REDEMPTION PROCEEDS                                               NONE
------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                                 CLASS A SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                  0.30
 DISTRIBUTION (RULE 12b-1) FEES                                   0.25
 SHAREHOLDER SERVICE FEES                                         0.25
 OTHER EXPENSES(1)                                                0.43
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                  1.23
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                       (0.63)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                  0.60
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS A SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.60% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/03 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.


                                  1 YEAR     3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST* ($)
 (WITH OR WITHOUT REDEMPTION)     509        763        1,037       1,818
--------------------------------------------------------------------------------


*ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

   JPMORGAN NEW JERSEY TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from the New Jersey gross income tax, that state's personal income tax. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New Jersey income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Ratings. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON THE MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. Consult your tax professional for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.


Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW JERSEY
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

     - REQUIRE STABILITY OF PRINCIPAL
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* As of 3/28/02, Class A Shares and Class B Shares were introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 maturities) Index and the Lipper New Jersey Municipal Debt Funds Average, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A shares, or a contingent deferred sales load, which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed in the past not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992         6.70%
1993         9.89%
1994        -2.38%
1995        11.72%
1996         3.16%
1997         7.66%
1998         6.20%
1999        -1.93%
2000        11.46%
2001         4.21%

-------------------------------------------
BEST QUARTER 4th quarter, 2000        4.96%
-------------------------------------------
WORST QUARTER 1st quarter, 1994      -2.60%
-------------------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 9.92%.

  * THE PERFORMANCE IN THE TABLE AND THE PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN THE PERFORMANCE SHOWN BECAUSE CLASS A AND CLASS B SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. THE PERFORMANCE OF THE FUND BEFORE 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK AND WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*,(1)


                                                  PAST 1 YR.       PAST 5 YRS.      PAST 10 YRS.
------------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES             -0.48            4.47             5.08
------------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                               -1.01            4.25              N/A(2)
------------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF FUND SHARES           1.46            4.47              N/A(2)
------------------------------------------------------------------------------------------------
 CLASS B SHARES - RETURN BEFORE TAXES             -0.70            5.11             5.56
------------------------------------------------------------------------------------------------
 LEHMAN COMPETITIVE INTERMEDIATE
   (1-17 MATURITIES) INDEX(3) (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)          5.29            5.76                -
------------------------------------------------------------------------------------------------
 LIPPER NEW JERSEY MUNICIPAL DEBT
   FUNDS AVERAGE (REFLECTS NO DEDUCTION
   FOR TAXES)                                      4.48            4.97             5.83
------------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


 *  SEE FOOTNOTE ON PREVIOUS PAGE.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(3) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The sales charge and estimated expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                CLASS A SHARES         CLASS B SHARES
-------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*                    4.50%                  NONE
-------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS                   NONE                   5.00%
-------------------------------------------------------------------------------------


*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
 SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                CLASS A SHARES        CLASS B SHARES
-------------------------------------------------------------------------------------
 MANAGEMENT FEES                                 0.30                  0.30
 DISTRIBUTION (RULE 12b-1) FEES                  0.25                  0.75
 SHAREHOLDER SERVICE FEES                        0.25                  0.25
 OTHER EXPENSES(1)                               1.20                  1.20
-------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                 2.00                  2.50
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)      (1.00)                (1.00)
-------------------------------------------------------------------------------------
   NET EXPENSES(2)                               1.00                  1.50
-------------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/03, and total operating expenses thereafter.


The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES*($)             547        957         1,391       2,596
--------------------------------------------------------------------------------
 CLASS B SHARES**($)            653        983         1,441       2,637***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES($)              153        683         1,241       2,637***
--------------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED
    FOR EIGHT YEARS.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax professional for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 maturities) Index and the Lipper New York Intermediate Municipal Debt Funds Average, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end load which is assessed on Class A Shares or the applicable contingent deferred sales load which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992          9.08%
1993         11.28%
1994         -5.81%
1995         15.42%
1996          3.06%
1997          8.46%
1998          6.45%
1999         -1.41%
2000          9.93%
2001          4.15%

-------------------------------------------
BEST QUARTER 1st quarter, 1995        5.82%
-------------------------------------------
WORST QUARTER 1st quarter, 1994      -4.27%
-------------------------------------------


THE FUND'S CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 8.81%.



  * THE PERFORMANCE IN THE TABLE BEFORE CLASS A AND B SHARES WERE LAUNCHED ON 2/16/01 AND THE PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND CLASS B SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
    THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*,(1)



                                                  PAST 1 YR.        PAST 5 YRS.     PAST 10 YRS.
------------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES             -0.65             4.45            5.39
------------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                               -0.70             4.32             N/A(2)
------------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES        1.13             4.44             N/A(2)
------------------------------------------------------------------------------------------------
 CLASS B SHARES - RETURN BEFORE TAXES             -1.68             4.94            5.80
------------------------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND INDEX
   (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OF TAXES                               5.13             5.98            6.63
------------------------------------------------------------------------------------------------
 LEHMAN NY COMPETITIVE INTERMEDIATE
   (1-17 MATURITIES)(3) (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                    5.11             5.93               -
------------------------------------------------------------------------------------------------
 LIPPER NEW YORK INTERMEDIATE MUNICIPAL
   DEBT FUNDS AVERAGE (REFLECTS NO DEDUCTION
   FOR TAXES)                                      4.18             4.95            5.53
------------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares and not the other Class offered by this prospectus. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(3) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The sales charge and expenses of the Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES        CLASS B SHARES
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
   WHEN YOU BUY SHARES, SHOWN
   AS % OF THE OFFERING PRICE*                  4.50%                 NONE
------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
   CHARGE(LOAD) SHOWN AS
   LOWER OF ORIGINAL PURCHASE
   PRICE OR REDEMPTION PROCEEDS                 NONE                  5.00%
------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                  CLASS A SHARES  CLASS B SHARES
------------------------------------------------------------------------------------
 MANAGEMENT FEES                                   0.30            0.30
 DISTRIBUTION (RULE 12b-1) FEES                    0.25            0.75
 SHAREHOLDER SERVICE FEES                          0.25            0.25
 OTHER EXPENSES(1)                                 0.29            0.29
------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                   1.09            1.59
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)        (0.34)          (0.04)
------------------------------------------------------------------------------------
 NET EXPENSES(2)                                   0.75            1.55
------------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% AND 1.55%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME. FOR THE PERIOD ENDED 8/31/02, CLASS A AND CLASS B SHARES NET EXPENSES WERE 0.75% AND 1.57% RESPECTIVELY.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/03 and total operating expenses thereafter.


The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*($)             523        749           992       1,690
-----------------------------------------------------------------------------
 CLASS B SHARES**($)            658        798         1,062       1,752***
-----------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES($)              158        498         862         1,752***
-----------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

   JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the adviser, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL AND PERSONAL INCOME TAXES THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index and the Lipper General Municipal Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end load which is assessed on Class A Shares or the applicable contingent deferred sales load assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992         9.13%
1993        11.32%
1994        -3.88%
1995        14.44%
1996         4.09%
1997         9.11%
1998         6.49%
1999        -3.26%
2000        11.68%
2001         3.79%


-------------------------------------------
BEST QUARTER 1st quarter, 1995        5.69%
-------------------------------------------
WORST QUARTER 1st quarter, 1994      -3.29%
-------------------------------------------



THE FUND'S CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 10.12%.

  * THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND B SHARES WERE LAUNCHED ON 2/16/01 AND THE PERFORMANCE IN THE BAR CHART ARE BASED ON THE HISTORICAL PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND CLASS B SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                  PAST 1 YR.       PAST 5 YRS.      PAST 10 YRS.
------------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN BEFORE TAXES             -0.73            4.49             5.65
------------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                               -0.73            4.39              N/A(2)
------------------------------------------------------------------------------------------------
 CLASS A SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES        1.21            4.55              N/A(2)
------------------------------------------------------------------------------------------------
 CLASS B SHARES - RETURN BEFORE TAXES             -1.77            4.98             6.06
------------------------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)          5.13            5.98             6.63
------------------------------------------------------------------------------------------------
 LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX
   (REFLECTS NO DEDUCTION FOR TAXES)               4.16            5.11             6.01
------------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * SEE FOOTNOTE FROM PREVIOUS PAGE.
(1) SEE FOOTNOTE FROM PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The sales charge and expenses of the Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS A SHARES        CLASS B SHARES
--------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
   WHEN YOU BUY SHARES, SHOWN
   AS % OF THE OFFERING PRICE*                   4.50%                 NONE
--------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
   CHARGE(LOAD) SHOWN AS
   LOWER OF ORIGINAL PURCHASE
   PRICE OR REDEMPTION PROCEEDS                  NONE                  5.00%
--------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                  CLASS A SHARES  CLASS B SHARES
---------------------------------------------------------------------------------
 MANAGEMENT FEES                                   0.30            0.30
 DISTRIBUTION (RULE 12b-1) FEES                    0.25            0.75
 SHAREHOLDER SERVICE FEES                          0.25            0.25
 OTHER EXPENSES(1)                                 0.35            0.35
---------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                   1.15            1.65
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)        (0.40)          (0.01)
---------------------------------------------------------------------------------
 NET EXPENSES(2)                                   0.75            1.64


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% AND 1.64%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
This example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/03 and total annual operating expense thereafter.


The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*($)             523        761         1,018       1,751
-----------------------------------------------------------------------------
 CLASS B SHARES**($)            667        819         1,096       1,821***
-----------------------------------------------------------------------------


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES($)              167        519         896         1,821***
-----------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES INTO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

   THE FUNDS' MANAGEMENT AND ADMINISTRATION


The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The New York Intermediate Tax Free Income Fund, Tax Free Income Fund and New Jersey Tax Free Income Fund are series of Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the California Bond Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (USA) is the investment adviser for the New York Intermediate Tax Free Income Fund, Tax Free Income Fund and New Jersey Tax Free Income Fund and makes the day-to-day investment decisions for those funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is also a wholly owned subsidiary of JPMorgan Chase.


During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                           FISCAL
 FUND                                      YEAR END    %
 --------------------------------------------------------
 CALIFORNIA BOND FUND                      8/31      0.30
 --------------------------------------------------------
 NEW YORK INTERMEDIATE
 TAX FREE INCOME FUND                      8/31      0.30
 --------------------------------------------------------
 TAX FREE INCOME FUND                      8/31      0.30
 --------------------------------------------------------
 NEW JERSEY TAX FREE
 INCOME FUND                               8/31      0.30
 --------------------------------------------------------

PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust on behalf of the Funds has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of each Fund held by investors serviced by the shareholder servicing agent.

Each of the advisers and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

   HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all Funds and Class B Shares of the New York Intermediate Tax Free Income Fund, Tax Free Income Fund and New Jersey Tax Free Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the two sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.


TOTAL SALES CHARGE FOR FUNDS

                                           AS % OF THE   AS %
                                           OFFERING      OF NET
 AMOUNT OF                                 PRICE         AMOUNT
 INVESTMENT                                PER SHARE     INVESTED
 ----------------------------------------------------------------
 LESS THAN $100,000                        4.50%         4.71%
 ----------------------------------------------------------------
 $100,000 BUT UNDER $250,000               3.75%         3.90%
 ----------------------------------------------------------------
 $250,000 BUT UNDER $500,000               2.50%         2.56%
 ----------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION             2.00%         2.04%
 ----------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR     DEFERRED SALES CHARGE
-----------------------------------
 1        5%
-----------------------------------
 2        4%
-----------------------------------
 3        3%
-----------------------------------
 4        3%
-----------------------------------
 5        2%
-----------------------------------
 6        1%
-----------------------------------
 7        NONE
-----------------------------------
 8        NONE
-----------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholders Services for details.


GENERAL
Whether you choose Class A Shares or Class B Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.


The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF                                INITIAL         ADDITIONAL
 ACCOUNT                                INVESTMENT      INVESTMENTS
-------------------------------------------------------------------
 REGULAR ACCOUNT                        $ 2,500         $ 100
-------------------------------------------------------------------
 SYSTEMATIC INVESTMENT PLAN(1)          $ 1,000         $ 100
-------------------------------------------------------------------
 IRAS                                   $ 1,000         $ 100
-------------------------------------------------------------------
 SEP-IRAS                               $ 1,000         $ 100
-------------------------------------------------------------------
 EDUCATION IRAS                         $   500         $ 100
-------------------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A Shares or Class B Shares.


SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:


JPMORGAN FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.


Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE the Funds will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. See Shareholder Services for details.

GENERAL
If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or more than 3 exchanges in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The Funds may issue multiple classes of shares. This prospectus relates only Class A and Class B Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:


- reinvest all of them in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. Similarly, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

   SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan.


Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.


FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B Shares.

INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


     /X/ Typically invests in
     / / Permitted, but no intention to use currently
     -   Not permitted



                                                                                 NEW YORK
                                                                               INTERMEDIATE
                                           RELATED TYPES OF      CALIFORNIA      TAX FREE       TAX FREE      NEW JERSEY
                                                RISK                BOND          INCOME         INCOME     TAX FREE INCOME
-----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a    credit, interest       / /            / /           / /            / /
stream of payments from specific assets,  rate, market,
such as auto or credit card receivables.  prepayment
-----------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable certificates  credit, currency,      / /Domestic    / /Domestic   / /Domestic    / /Domestic
of deposit, time deposits and bankers'    liquidity, political      Only           Only          Only           Only
acceptances of domestic and foreign
issuers.
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured short term     credit, currency,      /X/            /X/           /X/            /X/
debt issued by domestic and foreign       interest rate,
banks or corporations. These securities   liquidity, market,
are usually discounted and may be rated   political
by S&P, Moody's or are other nationally
recognized statistical rating
organization.
-----------------------------------------------------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD) Domestic debt   credit,                / /            / /           / /            / /
instrument which gives the lender a lien  environmental,
on property as security for the loan      extension, interest
payment.                                  rate, liquidity,
                                          market, natural
                                          event, political,
                                          prepayment,
                                          valuation
-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE AND DOLLAR ROLLS The sale of     currency, extension,   / /            / /           / /            / /
domestic and foreign mortgage backed      interest rate,
securities with the promise to purchase   leverage, liquidity,
similar securities at a later date.       market, political,
Segregated liquid assets are used to      prepayment
offset leverage risk.
-----------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or other         credit, interest       /X/            /X/           /X/            /X/
investments that are sold directly to an  rate, liquidity,
institutional investor.                   market, valuation
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS Contracts whereby   credit                 / /            / /           / /            / /
the fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.
-----------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS Contracts   credit                 / /(1)         / /(1)        / /(1)         / /(1)
whereby the fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.
-----------------------------------------------------------------------------------------------------------------------------
SWAPS Contractual agreement whereby a     credit, currency,      / /            / /           / /            / /
domestic or foreign party agrees to       interest rate,
exchange periodic payments with a         leverage, market,
counterparty. Segregated liquid assets    political
are used to offset leverage risk.
-----------------------------------------------------------------------------------------------------------------------------
SYNTHETIC VARIABLE RATE INSTRUMENTS Debt  credit, interest       /X/            /X/           /X/            /X/
instruments whereby the issuer agrees to  rate, leverage,
exchange one security for another in      liquidity, market
order to change the maturity or quality
of a security in the fund.
-----------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIES           credit, interest       /X/            /X/           /X/(1)         /X/
Securities, generally issued as general   rate, market,
obligation and revenue bonds, whose       natural event,
interest is exempt from federal taxation  political
and state and/or local taxes in the
state where the securities were issued.
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES Debt           interest rate          /X/            /X/           /X/            /X/
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.
-----------------------------------------------------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND DEFERRED    credit, currency,      /X/            /X/           /X/            /X/
PAYMENT SECURITIES Domestic and foreign   interest rate,
securities offering non-cash or           liquidity, market,
delayed-cash payment. Their prices are    political, valuation
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.
-----------------------------------------------------------------------------------------------------------------------------


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


  (1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33.3% of the fund's total assets.


                                      38/39

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-  Each Fund's share price, yield,     -  Bonds have generally outperformed   -  Under normal circumstances each Fund plans to
   and total return will fluctuate in     money market investments over the      remain fully invested in accordance with its
   response to bond market movements      long term, with less risk than         policies
-  The value of most bonds will fall      stocks                              -  The Funds seek to limit risk and enhance total
   when interest rates rise; the       -  Most bonds will rise in value when     return or yields through careful management, sector
   longer a bond's maturity and the       interest rates fall                    allocation, individual securities selection, and
   lower its credit quality, the more  -  Mortgage-backed and asset-backed       duration management
   its value typically falls              securities and direct mortgages     -  During severe market downturns, the Funds have the
-  Adverse market conditions may from     can offer attractive returns           option of investing up to 100% of assets in high
   time to time cause a Fund to take                                             quality short-term securities instruments
   temporary defensive positions that                                         -  Each adviser monitors interest rate trends, as well
   are inconsistent with its                                                     as geographic and demographic information related
   principal investment strategies                                               to mortgage-backed securities and mortgage
   and may hinder a Fund from                                                    prepayments
   achieving its investment objective
-  Mortgage-backed and asset-backed
   securities (securities
   representing an interest in, or
   secured by, a pool of mortgages or
   other assets such as receivables)
   and direct mortgages could
   generate capital losses or periods
   of low yields if they are paid off
   substantially earlier or later
   than anticipated
-  Each Fund is non-diversified,
   which means that a relatively high
   percentage of the Fund's assets
   may be invested in a limited
   number of issuers. Therefore, its
   performance may be more vulnerable
   to changes in the market value of
   a single issuer or a group of
   issuers
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
-  The default of an issuer would      -  Investment-grade bonds have a       -  Each Fund maintains its own policies for balancing
   leave a Fund with unpaid interest      lower risk of default                  credit quality against potential yields and gains
   or principal                        -  Junk bonds offer higher yields and     in light of its investment goals
-  Junk bonds (those rated BB, Ba or      higher potential gains              -  Each adviser develops its own ratings of unrated
   lower) have a higher risk of                                                  securities and makes a credit quality
   default, tend to be less liquid,                                              determination for unrated securities
   and may be more difficult to value
------------------------------------------------------------------------------------------------------------------------------------

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-  When a Fund buys securities before  -  A Fund can take advantage of        -  Each Fund segregates liquid assets to offset
   issue or for delayed delivery, it      attractive transaction                 leverage risk
   could be exposed to leverage risk      opportunities
   if it does not segregate liquid
   assets
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-  A Fund could underperform its       -  A Fund could outperform its         -  Each adviser focuses its active management on those
   benchmark due to its sector,           benchmark due to these same            areas where it believes its commitment to research
   securities or duration choices         choices                                can most enhance returns and manage risks in a
                                                                                 consistent way
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures,        -  Hedges that correlate well with     -  The Funds use derivatives, such as futures,
   options, swaps and forward foreign     underlying positions can reduce or     options, swaps and forward foreign currency
   currency contracts(1) that are         eliminate losses at low cost           contracts for hedging and for risk management
   used for hedging the portfolio or   -  A Fund could make money and            (i.e., to adjust duration or yield curve exposure,
   specific securities may not fully      protect against losses if              or to establish or adjust exposure to particular
   offset the underlying positions        management's analysis proves           securities, markets, or currencies); risk
   and this could result in losses to     correct                                management may include management of a Fund's
   the Funds that would not have       -  Derivatives that involve leverage      exposure relative to its benchmark
   otherwise occurred                     could generate substantial gains    -  The Funds only establish hedges that they expect
-  Derivatives used for risk              at low cost                            will be highly correlated with underlying positions
   management may not have the                                                -  The New York Intermediate Tax Free, Income and New
   intended effects and may result in                                            Jersey Tax Free Income Funds may use derivatives
   losses or missed opportunities                                                to increase income or gain
-  The counterparty to a derivatives                                          -  While the Funds may use derivatives that
   contract could default                                                        incidentally involve leverage, they do not use them
-  Certain types of derivatives                                                  for the specific purpose of leveraging their
   involve costs to the Funds which                                              portfolios
   can reduce returns
-  Derivatives that involve leverage
   could magnify losses
-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment
-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by the Funds,
   accelerate recognition of income
   to the Funds, affect the holding
   period of the Fund's assets and
   defer recognition of certain of
   the Fund's losses
------------------------------------------------------------------------------------------------------------------------------------

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING(2)
-  When a Fund lends a security,       -  A Fund may enhance income through   -  Each adviser maintains a list of approved borrowers
   there is a risk that the loaned        the investment of the collateral    -  The Funds receive collateral equal to at least 100%
   securities may not be returned if      received from the borrower             of the current value of securities loaned plus
   the borrower defaults                                                         accured interest
-  The collateral will be subject to                                          -  The lending agents indemnify a Fund against
   the risks of the securities in                                                borrower default
   which it is invested                                                       -  Each adviser's collateral investment guidelines
                                                                                 limit the quality and duration of collateral
                                                                                 investment to minimize losses
                                                                              -  Upon recall, the borrower must return the
                                                                                 securities loaned within the normal settlement
                                                                                 period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
-  A Fund could have difficulty        -  These holdings may offer more       -  No Fund may invest more than 15% of net assets in
   valuing these holdings precisely       attractive yields or potential         illiquid holdings
-  A Fund could be unable to sell         growth than comparable widely       -  To maintain adequate liquidity to meet redemptions,
   these holdings at the time or          traded securities                      each Fund may hold investment-grade short-term
   price desired                                                                 securities (including repurchase agreements and
                                                                                 reverse repurchase agreements) and, for temporary
                                                                                 or extraordinary purposes, may borrow from banks up
                                                                                 to 33 1/3% of the value of its total assets or draw
                                                                                 on a line of credit
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-  Increased trading would raise a     -  A Fund could realize gains in a     -  The Funds may use short-term trading to take
   Fund's transaction costs               short period of time                   advantage of attractive or unexpected opportunities
-  Increased short-term capital gains  -  A Fund could protect against           or to meet demands generated by shareholder
   distributions would raise              losses if a bond is overvalued and     activity
   shareholders' income tax liability     its value later falls
------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN CALIFORNIA BOND FUND

                                                                                                                 CLASS A
                                                                                                                ----------
                                                                                                                 9/10/01*
                                                                                                                  THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                                  8/31/02
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                             $  10.90
-------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                                           0.40
     Net gains or losses on securities (both realized and unrealized)                                                0.17
                                                                                                                 --------
     Total from investment operations                                                                                0.57
   Less distributions:
     Dividends from net investment income                                                                            0.40
     Distributions from capital gains                                                                                  --
                                                                                                                 --------
     Total distributions                                                                                             0.40
Net asset value, end of period                                                                                   $  11.07
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                                                      5.33%(a)
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                                                                     $     23
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                                    0.60%
-------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                                           3.70%
-------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                                                   1.23%
-------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits                                      3.07%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                                65%(a)
-------------------------------------------------------------------------------------------------------------------------

  * Commencement of offering of class of shares.
 -- Amount rounds to less than $0.005.
(a) Not annualized.
(1) Total return figures do not include the effect of any front end load. # Short periods have been annualized.

JPMORGAN NEW JERSEY TAX FREE INCOME FUND

                                                                                                   CLASS A*      CLASS B*
                                                                                                   --------      --------
                                                                                                     4/1/02        4/1/02
                                                                                                    THROUGH       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                    8/31/02       8/31/02
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $   9.84      $   9.84
-------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                             0.12          0.11
     Net gains or losses on securities (both realized and unrealized)                                  0.53          0.50
                                                                                                   --------      --------
     Total from investment operations                                                                  0.65          0.61
   Less distributions:
     Dividends from net investment income                                                              0.13          0.11
     Distributions from capital gains                                                                    --            --
                                                                                                   --------      --------
     Total distributions                                                                               0.13          0.11
Net asset value, end of period                                                                     $  10.36      $  10.34
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                                        6.67%(a)      6.20%(a)
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                                                       $     --(b)   $     --(b)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                      1.00%         1.50%
-------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                                                      3.16%         2.72%
-------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                                    33.81%!!      36.90%!!
-------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and earnings
     credits                                                                                         (29.67%)!!    (32.68%)!!
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                  75%(a)        75%(a)
-------------------------------------------------------------------------------------------------------------------------

  * Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
(b) Amount rounds to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

                                                                                       CLASS A                  CLASS B
                                                                                  ------------------       -------------------
                                                                                     YEAR   2/16/01^          YEAR    2/16/01^
                                                                                    ENDED    THROUGH         ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                  8/31/02    8/31/01       8/31/02     8/31/01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $  7.37   $   7.22       $  7.38    $   7.22
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                           0.26@      0.15          0.21@       0.12
     Net gains or losses on securities (both realized and unrealized)                0.10       0.15          0.08        0.16
                                                                                  -------   --------       -------    ---------
     Total from investment operations                                                0.36       0.30          0.29        0.28
   Less distributions:
     Dividends from net investment income                                            0.27       0.15          0.20        0.12
     Distributions from capital gains                                                0.01          -          0.01           -
                                                                                  -------   --------       -------    ---------
     Total distributions                                                             0.28       0.15          0.21        0.12
Net asset value, end of period                                                    $  7.45   $   7.37       $  7.46    $   7.38
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                      5.06%      4.26%(a)      4.08%       3.91%(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                                      $   107   $    117       $    21    $     12
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                    0.75%      0.75%         1.57%       1.64%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                           3.58%      4.10%         2.74%       3.21%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                   1.09%      1.21%         1.59%       1.72%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits      3.24%      3.64%         2.72%       3.13%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                75%        33%(a)        75%         33%(a)
-------------------------------------------------------------------------------------------------------------------------------

  ^ Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.

JPMORGAN TAX FREE INCOME FUND

                                                                                       CLASS A                  CLASS B
                                                                                  ------------------       -------------------
                                                                                     YEAR   2/16/01^          YEAR    2/16/01^
                                                                                    ENDED    THROUGH         ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                  8/31/02    8/31/01       8/31/02     8/31/01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $  6.57   $   6.44       $  6.58    $   6.44
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                           0.28       0.15          0.25        0.12
     Net gains or losses on securities (both realized and unrealized)                0.08       0.13          0.05        0.14
                                                                                  -------   --------       -------    ---------
     Total from investment operations                                                0.36       0.28          0.30        0.26
   Less distributions:
     Dividends from net investment income                                            0.27       0.15          0.20        0.12
     Distributions from capital gains                                                   -          -             -           -
                                                                                  -------   --------       -------    ---------
     Total distributions                                                             0.27       0.15          0.20        0.12
Net asset value, end of period                                                    $  6.66   $   6.57       $  6.68    $   6.58
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                      5.64%      4.46%(a)      4.69%       4.13%(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                                      $    61   $     59       $     6    $      7
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                    0.75%      0.75%         1.64%       1.64%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                           4.21%      4.55%         3.31%       3.66%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                   1.15%      1.23%         1.65%       1.74%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits      3.81%      4.07%         3.30%       3.56%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                94%        57%(a)        94%         57%(a)
-------------------------------------------------------------------------------------------------------------------------------

  ^ Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.

                       This page intentionally left blank.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

   HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC

WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


      The Investment Company Act File No. is 811-7841 for all Funds except
            JPMorgan California Bond Fund, whose file No. is 811-7795

          (C)J.P. Morgan Chase & Co. All Rights Reserved. December 2002

                                                                    PR-TFAB-1202

PROSPECTUS DECEMBER 20, 2002



JPMORGAN TAX FREE FUNDS
INSTITUTIONAL CLASS SHARES

CALIFORNIA BOND FUND


INTERMEDIATE TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


California Bond Fund                                  1

Intermediate Tax Free Income Fund                     7

New York Intermediate Tax Free Income Fund           13

The Funds' Management and Administration             19

How Your Account Works                               21

   Buying Fund Shares                                21

   Selling Fund Shares                               22

   Other Information Concerning The Funds            23

   Distributions and Taxes                           23

Investments                                          26

Risk and Reward Elements                             28

Financial Highlights                                 31

How To Reach Us                              Back cover

         JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 18-22.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal market conditions the Fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).

At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

The Fund may invest in money market instruments to increase its ability to easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's largest duration, a common measurement of a security's sensitivity to interest rate movements.

The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax professional for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for each of the last five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17) and the Lipper California Municipal Debt Funds Index, widely recognized market benchmarks. The Lehman California Competitive Intermediate Bond Index (1-17) is an unmanaged index of California general obligation and revenue bonds which measures California tax-exempt bond market performance and reflects the universe of securities in which the Fund invests.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS(1),(2)


1997         7.72%
1998         5.60%
1999        -0.61%
2000        10.18%
2001         4.57%

------------------------------------------
BEST QUARTER 3rd quarter, 1998     3.44%
------------------------------------------
WORST QUARTER 2nd quarter, 1999   -2.03%
------------------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 8.59%.

(1) THE FUND'S FISCAL YEAR END IS 8/31.

(2) THE FUND COMMENCED OPERATIONS AS OF 12/23/96. THE PERFORMANCE OF THE BENCHMARK IS AS OF 12/31/96.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1),(2)

                                                 PAST 1 YR.      PAST 5 YRS.     LIFE OF FUND
-----------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 BEFORE TAXES                                    4.57            5.43            5.47
-----------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN
 AFTER TAXES ON DISTRIBUTIONS                    4.48            5.37            5.41
-----------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN
 AFTER TAXES ON DISTRIBUTIONS AND SALE
 OF FUND SHARES                                  4.45            5.20            5.23
-----------------------------------------------------------------------------------------------
 LEHMAN CALIFORNIA COMPETITIVE
 INTERMEDIATE BOND INDEX (1-17) (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       5.04            5.75            5.75
-----------------------------------------------------------------------------------------------
 LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS
 INDEX (REFLECTS NO DEDUCTION FOR TAXES)         3.91            5.45            5.45
-----------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.

(2) SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                  0.30
 DISTRIBUTION (RULE 12b-1) FEES                                   NONE
 SHAREHOLDER SERVICE FEES                                         0.10
 OTHER EXPENSES(1)                                                0.31
--------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                  0.71
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                       (0.21)
--------------------------------------------------------------------------
 NET EXPENSES(2)                                                  0.50
--------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   51         184         352         842
--------------------------------------------------------------------------------

         JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 18-22.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.


Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL INVESTMENT INCOME TAXES
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 maturities) Index and the Lipper Intermediate Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992          8.71%
1993         11.78%
1994         -3.96%
1995         14.39%
1996          3.76%
1997          8.21%
1998          6.56%
1999         -0.55%
2000          8.56%
2001          4.82%

BEST QUARTER 1st quarter, 1995      5.92%
-------------------------------------------
WORST QUARTER 1st quarter, 1994    -3.52%
-------------------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 9.28%.

 * THE PERFORMANCE IN THE TABLE BEFORE THE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART ARE BASED ON THE HISTORICAL PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT OFFERED IN THIS PROSPECTUS. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(1)


                                           PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 BEFORE TAXES                              4.87         5.48          6.11
------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS              4.79         5.26           N/A(2)
------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS AND SALE
 OF FUND SHARES                            4.67         5.29           N/A(2)
------------------------------------------------------------------------------------
 LEHMAN COMPETITIVE INTERMEDIATE
 (1-17 MATURITIES) INDEX(3) (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)    5.29         5.76            --
------------------------------------------------------------------------------------
 LIPPER INTERMEDIATE MUNICIPAL DEBT
 FUNDS INDEX (REFLECTS NO DEDUCTION
 FOR TAXES)                                4.79         4.97          5.50
------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(3) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                              0.30
 DISTRIBUTION (RULE 12b-1) FEES                               NONE
 SHAREHOLDER SERVICE FEES                                     0.10
 OTHER EXPENSES(1)                                            0.18
----------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                              0.58
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                   (0.08)
----------------------------------------------------------------------
 NET EXPENSES(2)                                              0.50
----------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/04 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                  1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     51         169         307         710
--------------------------------------------------------------------------------

         JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 18-22.

THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.


Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 maturities) Index and the Lipper New York Intermediate Municipal Debt Funds Average, widely recognized market benchmarks.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992          9.08%
1993         11.28%
1994         -5.81%
1995         15.42%
1996          3.06%
1997          8.46%
1998          6.45%
1999         -1.41%
2000          9.93%
2001          4.15%

 BEST QUARTER 1st quarter, 1995      5.82%
---------------------------------------------
 WORST QUARTER 1st quarter, 1994    -4.27%
---------------------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 8.98%.

 * THE PERFORMANCE IN THE TABLE BEFORE THE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART ARE BASED ON THE HISTORICAL PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(1)


                                            PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 BEFORE TAXES                               4.24          5.45          5.89
--------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS               4.18          5.32           N/A(2)
--------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES-- RETURN
 AFTER TAXES ON DISTRIBUTIONS AND SALE
 OF FUND SHARES                             4.20          5.28           N/A(2)
--------------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)     5.13          5.98          6.63
--------------------------------------------------------------------------------------
 LEHMAN NY COMPETITIVE INTERMEDIATE
 (1-17 MATURITIES) INDEX(3) (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)     5.11          5.93            --
--------------------------------------------------------------------------------------
 LIPPER NEW YORK INTERMEDIATE MUNICIPAL
 DEBT FUNDS AVERAGE (REFLECTS NO
 DEDUCTION FOR TAXES)                       4.18          4.95          5.53
--------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(3) SINCE THE INDEX STARTED AT 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                   0.30
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.10
 OTHER EXPENSES(1)                                                 0.22
--------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                   0.62
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                        (0.12)
--------------------------------------------------------------------------
 NET EXPENSES(2)                                                   0.50

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                   1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)      51         174         321         751
--------------------------------------------------------------------------------

         THE FUNDS' MANAGEMENT AND ADMINISTRATION

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The New York Intermediate Tax Free Income Fund and the Intermediate Tax Free Income Fund are series of Mutual Fund Select Trust, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the California Bond Fund Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the New York Intermediate Tax Free Income Fund and the Intermediate Tax Free Income Fund and makes the day-to-day investment decisions for these Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is also a wholly owned subsidiary of JPMorgan Chase.

During the most recent fiscal year each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                         FISCAL
 FUND                    YEAR END       %
---------------------------------------------
 CALIFORNIA BOND FUND    8/31        0.30
---------------------------------------------
 NEW YORK INTERMEDIATE
 TAX FREE INCOME FUND    8/31        0.30
---------------------------------------------
 INTERMEDIATE TAX FREE
 INCOME FUND             8/31        0.30
---------------------------------------------

PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trust on behalf of the Funds has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

Each of the advisers and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

         HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities.


The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we will process your order in proper form at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date. Any funds received in connection with late orders will be invested on the following business day.

To open an account, buy or sell shares or get Fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or
Complete an application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM
Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class of certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or 3 exchanges in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. Similarly, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                       This page intentionally left blank.

INVESTMENTS
This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages


/X/  Typically invests in
/ /  Permitted, but no intention to use currently
--   Not Permitted



                                                                                            NEW YORK INTERMEDIATE   INTERMEDIATE
                                              RELATED TYPES OF RISK       CALIFORNIA BOND   TAX FREE INCOME         TAX FREE INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a    credit, interest rate,
stream of payments from specific assets,  market, prepayment
such as auto or credit card receivables.                                  / /               / /                     / /

BANK OBLIGATIONS Negotiable certificates  credit, currency, liquidity,
of deposit, time deposits and bankers'    political
acceptances of domestic and foreign                                       / / Domestic      / / Domestic            / / Domestic
issuers.                                                                      only              only                    only

COMMERCIAL PAPER Unsecured short term     credit, currency, interest
debt issued by domestic and foreign       rate, liquidity, market,
banks or corporations. These securities   political
are usually discounted and are rated by
S&P, Moody's or another nationally
recognized statistical rating
organization.                                                             /X/               /X/                     /X/

MORTGAGES (DIRECTLY HELD) Domestic debt   credit, environmental,
instrument which gives the lender a lien  extension, interest rate,
on property as security for the loan      liquidity, market, natural
payment.                                  event, political,
                                          prepayment, valuation           / /               / /                     / /

MORTGAGE DOLLAR ROLLS The sale of         currency, extension,
domestic and foreign mortgage-backed      interest rate, leverage,
securities with the promise to purchase   liquidity, market,
similar securities at a later date.       political, prepayment
Segregated liquid assets are used to
offset leverage risk.                                                     / /               / /                     / /

PRIVATE PLACEMENTS Bonds or other         credit, interest rate,
investments that are sold directly to an  liquidity, market, valuation
institutional investor.                                                   /X/               /X/                     /X/

REPURCHASE AGREEMENTS Contracts whereby   credit
the fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.                                  / /               / /                     / /

REVERSE REPURCHASE AGREEMENTS Contracts   credit
whereby the fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.                                    / /(1)            / /(1)                  / /

SWAPS Contractual agreement whereby a     credit, currency, interest
domestic or foreign party agrees to       rate, leverage, market,
exchange periodic payments with a         political
counterparty. Segregated liquid assets
are used to offset leverage risk.                                         / /               / /                     / /(1)

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt  credit, interest rate, instruments whereby the issuer agrees to  leverage, liquidity, market exchange one security for another in
order to change the maturity or quality
of a security in the fund.                                                /X/               /X/                     /X/

TAX EXEMPT MUNICIPAL SECURITIES           credit, interest rate,
Securities, generally issued as general   market, natural event,
obligation and revenue bonds, whose       political
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.                                   /X/               /X/                     /X/

U.S. GOVERNMENT SECURITIES Debt           interest rate
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.                                                                 /X/               /X/                     /X/

ZERO COUPON, PAY-IN-KIND, AND DEFERRED    credit, currency, interest
PAYMENT SECURITIES Domestic and foreign   rate, liquidity, market,
securities offering non-cash or           political, valuation
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.                                       /X/               /X/                     /X/


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 30% of the Fund's total assets.

                                      26/27

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- Each Fund's share price, yield, and       - Bonds have generally outperformed       - Under normal circumstances each
  total return will fluctuate in              money market investments over the         Fund plans to remain fully invested
  response to bond market movements           long term, with less risk than            in accordance with its policies.
- The value of most bonds will fall           stocks                                  - The Funds seek to limit risk and
  when interest rates rise; the longer      - Most bonds will rise in value when        enhance total return or yields
  a bond's maturity and the lower its         interest rates fall                       through careful management, sector
  credit quality, the more its value        - Mortgage-backed and asset-backed          allocation, individual securities
  typically falls                             securities and direct mortgages can       selection, and duration management
- Adverse market conditions may from          offer attractive returns                - During severe market downturns, the
  time to time cause a Fund to take                                                     Funds have the option of investing
  temporary defensive positions that                                                    up to 100% of assets in high
  are inconsistent with its principal                                                   quality short-term instruments
  investment strategies and may hinder                                                - Each adviser monitors interest rate
  a Fund from achieving its investment                                                  trends, as well as geographic and
  objective                                                                             demographic information, related to
- Mortgage-backed and asset-backed                                                      mortgage-backed securities and
  securities (securities representing                                                   mortgage prepayments
  an interest in, or secured by, a pool
  of mortgages or other assets such as
  receivables) and direct mortgages
  could generate capital losses or
  periods of low yields if they are
  paid off substantially earlier or
  later than anticipated
- Each Fund is non-diversified, which
  means that a relatively high percentage
  of the Fund's assets may be invested in
  a limited number of issuers. Therefore,
  its performance may be more vulnerable
  to changes in the market value of a
  single issuer or a group of issuers

CREDIT QUALITY
- The default of an issuer would leave      - Investment-grade bonds have a lower     - Each Fund maintains its own
  a Fund with unpaid interest or              risk of default                           policies for balancing credit
  principal                                 - Junk bonds offer higher yields and        quality against potential yields
- Junk bonds (those rated BB, Ba or           higher potential gains                    and gains in light of its
  lower) have a higher risk of default,                                                 investment goals
  tend to be less liquid, and may be                                                  - Each adviser develops its own
  more difficult to value                                                               ratings of unrated securities and
                                                                                        makes credit quality determinations
                                                                                        for unrated securities

                                       28

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities               - A Fund can take advantage of            - Each Fund segregates liquid
  before issue or for delayed                 attractive transaction                    assets to offset leverage
  delivery, it could be exposed to            opportunities                             risk
  leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES
- A Fund could underperform its             - A Fund could outperform its             - Each adviser focuses its
  benchmark due to its sector,                benchmark due to these same               active management on those
  securities or duration choices              choices                                   areas where it believes its
                                                                                        commitment to research can
                                                                                        most enhance returns and
                                                                                        manage risks in a consistent
                                                                                        way

DERIVATIVES
- Derivatives such as futures,              - Hedges that correlate well              - The Funds use derivatives,
  options, swaps and forward                  with underlying positions can             such as futures, options,
  foreign currency contracts(1)               reduce or eliminate losses at             swaps and forward foreign
  that are used for hedging the               low cost                                  currency contracts for
  portfolio or specific securities          - A Fund could make money and               hedging and for risk
  may not fully offset the                    protect against losses if                 management (i.e., to adjust
  underlying positions and this               management's analysis proves              duration or yield curve
  could result in losses to the               correct                                   exposure, or to establish or
  Funds that would not have                 - Derivatives that involve                  adjust exposure to
  otherwise occurred                          leverage could generate                   particular securities,
- Derivatives used for risk                   substantial gains at low cost             markets, or currencies);
  management may not have the                                                           risk management may include
  intended effects and may result                                                       management of a Fund's
  in losses or missed opportunities                                                     exposure relative to its
- The counterparty to a                                                                 benchmark
  derivatives contract could                                                          - The Funds only establish
  default                                                                               hedges that they expect will
- Certain types of derivatives                                                          be highly correlated with
  involve costs to the Funds which                                                      underlying positions
  can reduce returns                                                                  - The New York Intermediate
- Derivatives that involve                                                              Tax Free Income Fund may use
  leverage could magnify losses                                                         derivatives to increase
- Derivatives used for non-hedging                                                      income or gain
  purposes could cause losses that                                                    - While the Funds may use
  exceed the original investment                                                        derivatives that
- Derivatives may, for tax                                                              incidentally involve
  purposes, affect the character                                                        leverage, they do not use
  of gain and loss realized by a                                                        them for the specific
  Fund, accelerate recognition of                                                       purpose of leveraging their
  income to a Fund, affect the                                                          portfolios
  holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING(2)
- When a Fund lends a security, there is    - A Fund may enhance income through the   - Each adviser maintains a list of
  a risk that the loaned securities may       investment of the collateral received     approved borrowers
  not be returned if the borrower defaults    from the borrower                       - The Funds receive collateral equal to
- The collateral will be subject to the                                                 at least 100% of the current value of
  risks of the securities in which it is                                                securities loaned plus accrued
  invested                                                                              interest
                                                                                      - The lending agents indemnify a Fund
                                                                                        against borrower default
                                                                                      - Each adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses
                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing      - These holdings may offer more           - No Fund may invest more than 15% of
  these holdings precisely                    attractive yields or potential growth     net assets in illiquid holdings
- A Fund could be unable to sell these        than comparable widely traded           - To maintain adequate liquidity to
  holdings at the time or price desired       securities                                meet redemptions, each Fund may hold
                                                                                        investment-grade short-term
                                                                                        securities (including repurchase
                                                                                        agreements and reverse repurchase
                                                                                        agreements) and, for temporary or
                                                                                        extraordinary purposes, may borrow
                                                                                        from banks up to 33 1/3% of the value
                                                                                        of its total assets or draw on a line
                                                                                        of credit

SHORT-TERM TRADING
- Increased trading would raise a Fund's    - A Fund could realize gains in a short   - The Funds may use short-term trading
  transaction costs                           period of time                            to take advantage of attractive or
- Increased short-term capital gains        - A Fund could protect against losses       unexpected opportunities or to meet
  distributions would raise shareholders'     if a bond is overvalued and its value     demands generated by shareholder
  income tax liability                        later falls                               activity


(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

         FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN CALIFORNIA BOND FUND



                                                                 YEAR     5/1/01                     YEAR ENDED
                                                                ENDED    THROUGH      ----------------------------------------
PER SHARE OPERATING PERFORMANCE:                              8/31/02   8/31/01^       4/30/01    4/30/00    4/30/99   4/30/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.73   $  10.36      $  10.03   $  10.40   $  10.20  $   9.90
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                       0.42       0.14          0.46       0.42       0.41      0.42
     Net gains or losses on securities (both realized and
      unrealized)                                                0.16       0.40          0.33      (0.36)      0.25      0.30
                                                             --------   --------      --------   --------   --------  --------
     Total from investment operations                            0.58       0.54          0.79       0.06       0.66      0.72
   Less distributions:
     Dividends from net investment income                        0.41       0.14          0.46       0.42       0.41      0.42
     Distributions from capital gains                              --       0.03            --       0.01       0.05        --
                                                             --------   --------      --------   --------   --------  --------
     Total distributions                                         0.41       0.17          0.46       0.43       0.46      0.42
Net asset value, end of period                               $  10.90   $  10.73      $  10.36   $  10.03   $  10.40  $  10.20
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     5.57%      5.31%(a)      7.97%      0.70%      6.55%     7.35%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                 $    149   $    137      $    126   $     85   $     64  $     46
------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                0.50%      0.50%         0.50%      0.50%      0.49%     0.45%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                       3.84%      3.99%         4.40%      4.19%      3.92%     4.11%
------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings
      credits                                                    0.71%      0.59%         0.59%      0.70%      0.71%     0.79%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements
      and earnings credits                                       3.63%      3.90%         4.31%      3.99%      3.70%     3.77%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            65%        29%(a)        55%        87%        40%       44%
------------------------------------------------------------------------------------------------------------------------------



  ^ The Fund changed its fiscal year end from April 30 to August 31. -- Amount rounds to less than $0.005.
(a) Not annualized.
  # Short periods have been annualized.

JPMORGAN INTERMEDIATE TAX-FREE INCOME FUND



                                                                                   9/10/01^
                                                                                    THROUGH
PER SHARE OPERATING PERFORMANCE:                                                    8/31/02
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $   10.94
-----------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                             0.44
     Net gains or losses on securities (both realized and unrealized)                  0.25
                                                                                  ---------
     Total from investment operations                                                  0.69
   Less distributions:
     Dividends from net investment income                                              0.44
     Distributions from capital gains                                                  0.04
                                                                                  ---------
     Total distributions                                                               0.48
Net asset value, end of period                                                    $   11.15
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                                                           6.43%(a)
===============================================================================================
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                                      $     642
-----------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------
     Net expenses                                                                      0.50%
-----------------------------------------------------------------------------------------------
     Net investment income                                                             4.02%
-----------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                     0.58%
-----------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits        3.94%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  71%(a)
-----------------------------------------------------------------------------------------------



  ^ Commencement of offering of class of shares.
(a) Not annualized.
  # Short periods have been annualized.

JPMORGAN NEW YORK INTERMEDIATE TAX-FREE INCOME FUND



                                                                                   9/10/01^
                                                                                    THROUGH
PER SHARE OPERATING PERFORMANCE:                                                    8/31/02
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $    7.33
-----------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                             0.27@
     Net gains or losses on securities (both realized and unrealized)                  0.15
                                                                                  ---------
     Total from investment operations                                                  0.42
   Less distributions:
     Dividends from net investment income                                              0.28
     Distributions from capital gains                                                  0.01
                                                                                  ---------
     Total distributions                                                               0.29
Net asset value, end of period                                                    $    7.46
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                                                           5.89%(a)
===============================================================================================
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                                      $     298
-----------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------
     Net expenses                                                                      0.50%
-----------------------------------------------------------------------------------------------
     Net investment income                                                             3.85%
-----------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                     0.62%
-----------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits        3.73%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  75%(a)
-----------------------------------------------------------------------------------------------



  ^ Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

         HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:


JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution you should contact that institution directly for more information. You can also find information online www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC

WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.





The Investment Company Act File No. for the JPMorgan New York Intermediate Tax Free Income Fund and the JPMorgan Intermediate Tax Free Income Fund is 811-7841 and for the JPMorgan California Bond Fund is 811-07795

           J.P. Morgan Chase & Co. All Rights Reserved. December 2002

                                                                     PR-TFI-1202

PROSPECTUS DECEMBER 20, 2002


JPMORGAN TAX FREE FUNDS
SELECT CLASS SHARES

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


California Bond Fund                                       1

Intermediate Tax Free Income Fund                          7

New Jersey Tax Free Income Fund                           13

New York Intermediate Tax Free Income Fund                19

Tax Free Income Fund                                      25

The Funds' Management and Administration                  31

How Your Account Works                                    33

  Buying Fund Shares                                      33

  Selling Fund Shares                                     34

  Exchanging Fund Shares                                  34

  Other Information Concerning The Funds                  35

  Distributions and Taxes                                 36

Investments                                               38

Risk and Reward Elements                                  40

Financial Highlights                                      43

How To Reach Us                                   Back cover

     JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-42.


THE FUND'S OBJECTIVE

The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal market conditions the Fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).

At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

The Fund may invest in money market instruments to increase its ability to easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's largest duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark.

The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax professional for more information.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

To the extent the Fund does invest in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17) and the Lipper California Municipal Debt Funds Index, widely recognized market benchmarks. The Lehman California Competitive Intermediate Bond Index (1-17) is an unmanaged index of California general obligation and revenue bonds which measures California tax-exempt bond market performance and reflects the universe of securities in which the Fund invests.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997          7.61%
1998          5.48%
1999         -0.78%
2000         10.14%
2001          4.43%

BEST QUARTER 3rd quarter, 1998       3.46%
---------------------------------------------
WORST QUARTER 2nd quarter, 1999     -2.02%
---------------------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 8/39%.


* THE PERFORMANCE BEFORE SELECT SHARES WERE LAUNCHED ON 4/22/97 IS BASED ON THE INSTITUTIONAL CLASS SHARES OF THE FUND, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT OFFERED IN THIS PROSPECTUS. THE FUND COMMENCED OPERATIONS ON 12/23/96. DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS(%)


Shows performance over time, for periods ended December 31, 2001*,(1),(2)



                                                   PAST 1 YR.         PAST 5 YRS.        LIFE OF FUND
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES        4.43               5.31               5.35
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                  4.34               5.26               5.30
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES          4.31               5.07               5.10
-----------------------------------------------------------------------------------------------------
 LEHMAN CALIFORNIA COMPETITIVE
 INTERMEDIATE BOND INDEX (1-17) (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         5.04               5.75               5.75
-----------------------------------------------------------------------------------------------------
 LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS
 INDEX (REFLECTS NO DEDUCTION FOR TAXES)           3.91               5.45               5.45
-----------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE PERFORMANCE OF THE BENCHMARKS IS AS OF 12/31/96.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


 MANAGEMENT FEES                                                          0.30
 DISTRIBUTION (RULE 12b-1) FEES                                           NONE
 SHAREHOLDER SERVICE FEES                                                 0.25
 OTHER EXPENSES(1)                                                        0.33
------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                          0.88
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.23)
------------------------------------------------------------------------------
 NET EXPENSES(2)                                                          0.65
------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.


(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.65% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     66         234         441         1,041
-----------------------------------------------------------------------------

     JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-42.


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.


The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL PERSONAL INCOME TAXES
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 maturities) Index and the Lipper Intermediate Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992          8.71%
1993         11.78%
1994         -3.96%
1995         14.39%
1996          3.76%
1997          8.21%
1998          6.56%
1999         -0.55%
2000          8.56%
2001          4.82%

BEST QUARTER 1st quarter, 1995         5.92%
--------------------------------------------
WORST QUARTER 1st quarter, 1994       -3.52%
--------------------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 9.16%

 * THE PERFORMANCE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 1/1/97 IS BASED ON THE PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVEL (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.


(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                   PAST 1 YR.         PAST 5 YRS.        PAST 10 YRS.
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES        4.82               5.47               6.10
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                  4.74               5.25                N/A(2)
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES          4.61               5.28                N/A(2)
-----------------------------------------------------------------------------------------------------
 LEHMAN COMPETITIVE INTERMEDIATE
 (1-17 MATURITIES) INDEX(3) (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)            5.29               5.76                 --
-----------------------------------------------------------------------------------------------------
 LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS
 INDEX (REFLECTS NO DEDUCTION FOR TAXES)           4.79               4.97               5.50
-----------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(3) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                            0.30
 DISTRIBUTION (RULE 12B-1) FEES                                             NONE
 SHAREHOLDER SERVICE FEES                                                   0.25
 OTHER EXPENSES(1)                                                          0.19
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                            0.74
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.08)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                            0.66
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.


(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.66% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and


- net expenses through 12/31/04 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     67         220         395         903
-----------------------------------------------------------------------------

     JPMORGAN NEW JERSEY TAX FREE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-42.


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from the New Jersey gross income tax, that state's personal income tax. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New Jersey income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New Jersey, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. Consult your tax professional for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.


Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW JERSEY
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 maturities) Index, and the Lipper New Jersey Municipal Debt Funds Average, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992         6.70%
1993         9.89%
1994        -2.38%
1995        11.72%
1996         3.16%
1997         7.66%
1998         6.20%
1999        -1.93%
2000        11.46%
2001         4.21%

BEST QUARTER 4th quarter, 2000           4.96%
----------------------------------------------
WORST QUARTER 1st quarter, 1994         -2.60%
----------------------------------------------


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 9.86%.

 * THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                   PAST 1 YR.         PAST 5 YRS.        PAST 10 YRS.
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN
 BEFORE TAXES                                      4.21               5.43               5.56
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER
 TAXES ON DISTRIBUTIONS                            3.65               5.22                N/A(2)
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER
 TAXES ON DISTRIBUTIONS AND SALE
 OF FUND SHARES                                    4.40               5.28                N/A(2)
-----------------------------------------------------------------------------------------------------
 LEHMAN COMPETITIVE INTERMEDIATE
 (1-17 MATURITIES) INDEX(3) (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)            5.29               5.76                 --
-----------------------------------------------------------------------------------------------------
 LIPPER NEW JERSEY MUNICIPAL
 DEBT FUNDS AVERAGE (REFLECTS NO
 DEDUCTION FOR TAXES)                              4.48               4.97               5.83
-----------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(3) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                            0.30
 DISTRIBUTION (RULE 12b-1) FEES                                             NONE
 SHAREHOLDER SERVICE FEES                                                   0.25
 OTHER EXPENSES(1)                                                          0.34
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                            0.89
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.14)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                            0.75
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.


(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and


- net expenses through 12/31/03 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     77         270         479         1,083
-----------------------------------------------------------------------------

     JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND


RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-42.


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purpose and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.


The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.


The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax professional for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.


The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 maturities) Index and the Lipper New York Intermediate Municipal Debt Funds Average, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992          9.08%
1993         11.28%
1994         -5.81%
1995         15.42%
1996          3.06%
1997          8.46%
1998          6.45%
1999         -1.41%
2000          9.93%
2001          4.15%

BEST QUARTER 1st quarter, 1995           5.82%
----------------------------------------------
WORST QUARTER 1st quarter, 1994         -4.27%
----------------------------------------------


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 8.91%

 * THE PERFORMANCE PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                   PAST 1 YR.         PAST 5 YRS.        PAST 10 YRS.
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES --
 RETURN BEFORE TAXES                               4.15               5.44               5.88
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER
 TAXES ON DISTRIBUTIONS                            4.09               5.30                N/A(2)
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER
 TAXES ON DISTRIBUTIONS AND SALE OF
 FUND SHARES                                       4.11               5.27                N/A(2)
-----------------------------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         5.13               5.98               6.63
-----------------------------------------------------------------------------------------------------
 LEHMAN NY COMPETITIVE INTERMEDIATE (1-17
 MATURITIES) INDEX(3) (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                      5.11               5.93                 --
-----------------------------------------------------------------------------------------------------
 LIPPER NEW YORK INTERMEDIATE MUNICIPAL
 DEBT FUNDS AVERAGE (REFLECTS NO
 DEDUCTION FOR TAXES)                              4.18               4.95               5.53
-----------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(3) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                            0.30
 DISTRIBUTION (RULE 12b-1) FEES                                             NONE
 SHAREHOLDER SERVICE FEES                                                   0.25
 OTHER EXPENSES(1)                                                          0.21
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                            0.76
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.04)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                            0.72
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.


(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.72% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class-Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and


- net expenses through 12/31/04 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     74         235         414         935
-----------------------------------------------------------------------------

     JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-42.


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the adviser, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, AND PERSONAL INCOME TAXES THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index and the Lipper General Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992          9.13%
1993         11.32%
1994         -3.88%
1995         14.44%
1996          4.09%
1997          9.11%
1998          6.49%
1999         -3.26%
2000         11.68%
2001          3.79%

 BEST QUARTER 1st quarter, 1995        5.72%
--------------------------------------------
 WORST QUARTER 1st quarter, 1994      -3.29%
--------------------------------------------


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 10.24%.

 * THE PERFORMANCE OF THE FUND'S SHARES PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                   PAST 1 YR.         PAST 5 YRS.        PAST 10 YRS.
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES        3.79               5.43               6.12
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                  3.79               5.33                N/A(2)
-----------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES          4.06               5.34                N/A(2)
-----------------------------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)            5.13               5.98               6.63
-----------------------------------------------------------------------------------------------------
 LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                 4.16               5.11               6.01
-----------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                            0.30
 DISTRIBUTION (RULE 12b-1) FEES                                             NONE
 SHAREHOLDER SERVICE FEES                                                   0.25
 OTHER EXPENSES(1)                                                          0.20
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES(1)                                         0.75
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR. REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and


- net expenses through 12/31/03 and total annual operating expense thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     77         240         417         930
-----------------------------------------------------------------------------

     THE FUNDS' MANAGEMENT AND ADMINISTRATION

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund are series of Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser and makes the day-to-day investment decisions for the California Bond Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund and makes the day-to-day investment decisions for those Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is a wholly owned subsidary of JPMorgan Chase Bank, which is also a wholly owned subsidary of JPMorgan Chase.


During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                                FISCAL
FUND                                            YEAR END     %
----------------------------------------------------------------
CALIFORNIA BOND FUND                            8/31        0.30
----------------------------------------------------------------
INTERMEDIATE TAX FREE INCOME FUND               8/31        0.30
----------------------------------------------------------------
NEW JERSEY TAX FREE INCOME FUND                 8/31        0.30
----------------------------------------------------------------
NEW YORK INTERMEDIATE TAX FREE INCOME FUND      8/31        0.30
----------------------------------------------------------------
TAX FREE INCOME FUND                            8/31        0.30
----------------------------------------------------------------

PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATORS

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trust on behalf of the Funds has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank, under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

Each of the advisers and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsbility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities. The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange
(NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs "sweep" programs, cash advances and redemption checks. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

MINIMUM INVESTMENTS


Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

You can sell your shares on any day the JPMorgan Funds Service Center is open for trading, either directly to the Funds or through your investment representative. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order.

We will need the names of the registered shareholders and your account number before we can sell your shares.


We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You can sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative that you want to sell Select Class Shares. He or she will send all necessary documents to JPMorgan Fund Services. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or more than 3 exchanges in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center at 1-800-348-4782 or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance falls below $1,000,000 for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction doesn't apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Funds may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:


- reinvest all of them in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations. Similarly, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations, and for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                       This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


    /X/ Typically invests in
    / / Permitted, but no intention to use currently
        Not Permitted



                                                                              INTERMEDIATE   NEW JERSEY     NEW YORK
                                           RELATED TYPES OF      CALIFORNIA     TAX FREE      TAX FREE    INTERMEDIATE    TAX FREE
                                                RISK                BOND         INCOME        INCOME     TAX FREE FUND    INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a    credit, interest       / /           / /           / /           / /           / /
stream of payments from specific assets,  rate, market,
such as auto or credit card receivables.  prepayment

BANK OBLIGATIONS Negotiable certificates  credit, currency,      / /Domestic   / /Domestic   / /Domestic   / /Domestic   / /Domestic
of deposit, time deposits and bankers'    liquidity, political      Only          Only          Only          Only          Only
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term     credit, currency,      /X/           /X/           /X/           /X/           /X/
debt issued by domestic and foreign       interest rate,
banks or corporations. These securities   liquidity, market,
are usually discounted and may be rated   political
by S&P, Moody's or an other nationally
recognized statistical rating
organization.

MORTGAGES (DIRECTLY HELD) Domestic debt   credit,                / /           / /           / /           / /           / /
instrument which gives the lender a lien  environmental,
on property as security for the loan      extension, interest
payment.                                  rate, liquidity,
                                          market, natural
                                          event, political,
                                          prepayment,
                                          valuation

MORTGAGE AND DOLLAR ROLLS The sale of     currency, extension,   / /           / /           / /           / /           / /
domestic and foreign mortgage-backed      interest rate,
securities with the promise to purchase   liquidity,
similar securities at a later date.       political,
Segregated liquid assets are used to      prepayment
offset leverage risk.

PRIVATE PLACEMENTS Bonds or other         credit, interest       /X/           /X/           /X/           /X/           /X/
investments that are sold directly to an  rate, liquidity,
institutional investor.                   market, valuation

REPURCHASE AGREEMENTS Contracts whereby   credit                 / /           / /           / /           / /           / /
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts   credit                 / /(1)        / /(1)        / /(1)        / /(1)        / /(1)
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a     credit, currency,      / /           / /           / /           / /           / /
domestic or foreign party agrees to       interest rate,
exchange periodic payments with a         leverage, market,
counterparty. Segregated liquid assets    political
are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt  credit, interest       /X/           /X/           /X/           /X/           /X/
instruments whereby the issuer agrees to  rate, leverage,
exchange one security for another in      liquidity, market
order to change the maturity or quality
of a security in the Fund.

TAX EXEMPT MUNICIPAL SECURITIES           credit, interest       /X/           /X/           /X/           /X/           /X/
Securities, generally issued as general   rate, market,
obligation and revenue bonds, whose       natural event,
interest is exempt from federal taxation  political
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt           interest rate          /X/           /X/           /X/           /X/           /X/
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED    credit, currency,      /X/           /X/           /X/           /X/           /X/
PAYMENT SECURITIES Domestic and foreign   interest rate,
securities offering non-cash or           liquidity, market,
delayed-cash payment. Their prices are    political,
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

   (1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the Fund's total assets.

                                      38/39

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
-------------------------------------  -------------------------------------  ------------------------------------------------------
MARKET CONDITIONS
-  Each Fund's share price, yield,     -  Bonds have generally outperformed   -  Under normal circumstances each Fund plans to
   and total return will fluctuate in     money market investments over the      remain fully invested in accordance with its
   response to bond market movements      long term, with less risk than         policies
-  The value of most bonds will fall      stocks                              -  The Funds seek to limit risk and enhance total
   when interest rates rise; the       -  Most bonds will rise in value when     return or yields through careful management, sector
   longer a bond's maturity and the       interest rates fall                    allocation, individual securities selection, and
   lower its credit quality, the more  -  Mortgage-backed and asset-backed       duration management
   its value typically falls              securities and direct mortgages     -  During severe market downturns, the Funds have the
-  Adverse market conditions may from     can offer attractive returns           option of investing up to 100% of assets in high
   time to time cause a Fund to take                                             quality short-term instruments
   temporary defensive positions that                                         -  Each adviser monitors interest rate trends, as well
   are inconsistent with its                                                     as geographic and demographic information related
   principal investment strategies                                               to mortgage-backed securities and mortgage
   and may hinder a Fund from                                                    prepayments
   achieving its investment objective
-  Mortgage-backed and asset-backed
   securities (securities
   representing an interest in, or
   secured by, a pool of mortgages or
   other assets such as receivables)
   and direct mortgages could
   generate capital losses or periods
   of low yields if they are paid off
   substantially earlier or later
   than anticipated
-  Each Fund is non-diversified,
   which means that a relatively high
   percentage of the Fund's assets
   may be invested in a limited
   number of issuers. Therefore, its
   performance may be more vulnerable
   to changes in the market value of
   a single issuer or a group of
   issuers
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
-  The default of an issuer would      -  Investment-grade bonds have a       -  Each Fund maintains its own policies for balancing
   leave a Fund with unpaid interest      lower risk of default                  credit quality against potential yields and gains
   or principal                        -  Junk bonds offer higher yields and     in light of its investment goals
-  Junk bonds (those rated BB, Ba or      higher potential gains              -  Each adviser develops its own ratings of unrated
   lower) have a higher risk of                                                  securities and makes credit quality determinations
   default, tend to be less liquid,                                              for unrated securities
   and may be more difficult to value

                                       40

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
-------------------------------------  -------------------------------------  ------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-  When a Fund buys securities before  -  A Fund can take advantage of        -  Each Fund segregates liquid assets to offset
   issue or for delayed delivery, it      attractive transaction                 leverage risk
   could be exposed to leverage risk      opportunities
   if it does not segregate liquid
   assets

------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-  A Fund could underperform its       -  A Fund could outperform its         -  Each adviser focuses its active management on those
   benchmark due to its sector,           benchmark due to these same            areas where it believes its commitment to research
   securities or duration choices         choices                                can most enhance returns and manage risks in a
                                                                                 consistent way

------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures,        -  Hedges that correlate well with     -  The Funds use derivatives, such as futures,
   options, swaps and forward foreign     underlying positions can reduce or     options, swaps and forward foreign currency
   currency contracts(1) that are         eliminate losses at low cost           contracts for hedging and for risk management
   used for hedging the portfolio or   -  A Fund could make money and            (i.e., to adjust duration or yield curve exposure,
   specific securities may not fully      protect against losses if the          or to establish or adjust exposure to particular
   offset the underlying positions        management's analysis proves           securities, markets, or currencies); risk
   and this could result in losses to     correct                                management may include management of a Fund's
   the Funds that would not have       -  Derivatives that involve leverage      exposure relative to its benchmark
   otherwise occurred                     could generate substantial gains    -  The Funds only establish hedges that they expect
-  Derivatives used for risk              at low cost                            will be highly correlated with underlying positions
   management may not have the                                                -  The Funds (except California Bond Fund) may use
   intended effects and may result in                                            derivatives to increase income or gain
   losses or missed opportunities                                             -  While the Funds may use derivatives that
-  The counterparty to a derivatives                                             incidentally involve leverage, they do not use them
   contract could default                                                        for the specific purpose of leveraging their
-  Certain types of derivatives                                                  portfolios
   involve costs to the Funds which
   can reduce returns
-  Derivatives that involve leverage
   could magnify losses
-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment
-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by a Fund,
   accelerate recognition of income
   to a Fund, affect the holding
   period of a Fund's assets and
   defer recognition of certain of a
   Fund's losses



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
-------------------------------------  -------------------------------------  ------------------------------------------------------
SECURITIES LENDING(2)
-  When a Fund lends a security,       -  A Fund may enhance income through   -  Each adviser maintains a list of approved borrowers
   there is a risk that the loaned        the investment of the collateral    -  The Funds receive collateral equal to at least 100%
   securities may not be returned if      received from the borrower             of the current value of securities loaned plus
   the borrower defaults                                                         accrued interest
-  The collateral will be subject to                                          -  The lending agents indemnify a Fund against
   the risks of the securities in                                                borrower default
   which it is invested                                                       -  Each adviser's collateral investment guidelines
                                                                                 limit the quality and duration of collateral
                                                                                 investment to minimize losses
                                                                              -  Upon recall, the borrower must return the
                                                                                 securities loaned within the normal settlement
                                                                                 period

------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
-  A Fund could have difficulty        -  These holdings may offer more       -  No Fund may invest more than 15% of net assets in
   valuing these holdings precisely       attractive yields or potential         illiquid holdings
-  A Fund could be unable to sell         growth than comparable widely       -  To maintain adequate liquidity to meet redemptions,
   these holdings at the time or          traded securities                      each Fund may hold investment-grade short-term
   price desired                                                                 securities (including repurchase agreements and
                                                                                 reverse repurchase agreements) and, for temporary
                                                                                 or extraordinary purposes, may borrow from banks up
                                                                                 to 33 1/3% of the value of its total assets or draw
                                                                                 on a line of credit

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-  Increased trading would raise a     -  A Fund could realize gains in a     -  The Funds may use short-term trading to take
   Fund's transaction costs               short period of time                   advantage of attractive or unexpected opportunities
-  Increased short-term capital gains  -  A Fund could protect against           or to meet demands generated by shareholder
   distributions would raise              losses if a bond is overvalued and     activity
   shareholders' income tax liability     its value later falls



(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN CALIFORNIA BOND FUND


                                                              YEAR      5/1/01           YEAR        YEAR         YEAR        YEAR
                                                             ENDED     THROUGH          ENDED       ENDED        ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                           8/31/02    8/31/01^        4/30/01     4/30/00      4/30/99     4/30/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  10.91    $  10.53       $  10.20    $  10.57     $  10.35    $  10.04
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                    0.40        0.14           0.45        0.41         0.40        0.41
     Net gains or losses on securities (both realized
      and unrealized)                                         0.16        0.41           0.33       (0.36)        0.26        0.31
                                                          --------    --------       --------    --------     --------    --------
     Total from investment operations                         0.56        0.55           0.78        0.05         0.66        0.72
   Less distributions:
     Dividends from net investment income                     0.40        0.14           0.45        0.41         0.40        0.41
     Distributions from capital gains                            -        0.03              -        0.01         0.04           -
                                                          --------    --------       --------    --------     --------    --------
     Total distributions                                      0.40        0.17           0.45        0.42         0.44        0.41
Net asset value, end of period                            $  11.07    $  10.91       $  10.53    $  10.20     $  10.57    $  10.35
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  5.31%       5.31%(a)       7.77%       0.60%        6.43%       7.20%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)              $     46    $     31       $     33    $     14     $     17    $      6
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                             0.65%       0.65%          0.65%       0.65%        0.65%       0.65%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                    3.63%       3.84%          4.25%       3.99%        3.76%       3.94%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                        0.88%       0.78%          0.78%       0.85%        0.87%       1.00%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
      reimbursements and earnings credits                     3.40%       3.71%          4.12%       3.79%        3.54%       3.59%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         65%         29%(a)         55%         87%          40%         44%
----------------------------------------------------------------------------------------------------------------------------------

 ^  The Fund changed its fiscal year end from April 30 to August 31.
 -  Amount rounds to less than $0.005.
(a) Not annualized.
 #  Short periods have been annualized.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND**



                                                                                YEAR         YEAR       YEAR       YEAR        YEAR
                                                                               ENDED        ENDED      ENDED      ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                             8/31/02      8/31/01    8/31/00    8/31/99     8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $   10.98    $   10.46  $   10.42  $   10.93   $   10.85
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                      0.43         0.44       0.46       0.52        0.56
     Net gains or losses on securities (both realized and unrealized)           0.21         0.52       0.10      (0.39)       0.29
                                                                           ---------    ---------  ---------  ---------   ---------
     Total from investment operations                                           0.64         0.96       0.56       0.13        0.85
   Less distributions:
     Dividends from net investment income                                       0.43         0.44       0.46       0.52        0.56
     Distributions from capital gains                                           0.04            -       0.06       0.12        0.21
                                                                           ---------    ---------  ---------  ---------   ---------
     Total distributions                                                        0.47         0.44       0.52       0.64        0.77
Net asset value, end of period                                             $   11.15    $   10.98  $   10.46  $   10.42   $   10.93
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                    5.99%        9.35%      5.54%      1.15%       8.08%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                               $   1,155    $     728  $     694  $     729   $     717
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                               0.66%        0.74%      0.57%      0.03%       0.02%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                      3.88%        4.10%      4.49%      4.81%       5.10%
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits              0.74%        0.75%      0.66%      0.50%       0.50%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and
      earnings credits                                                          3.80%        4.09%      4.40%      4.34%       4.62%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           71%          43%        60%        62%         71%
-----------------------------------------------------------------------------------------------------------------------------------



** Formerly Institutional Class.

JPMORGAN NEW JERSEY TAX FREE INCOME FUND**



                                                                               YEAR        YEAR        YEAR        YEAR        YEAR
                                                                              ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                            8/31/02     8/31/01     8/31/00     8/31/99     8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $   10.33   $    9.73   $    9.61   $   10.24   $   10.04
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                     0.37        0.42        0.44        0.49        0.52
     Net gains or losses on securities (both realized and unrealized)          0.20        0.60        0.12       (0.45)       0.24
                                                                          ---------   ---------   ---------   ---------   ---------
     Total from investment operations                                          0.57        1.02        0.56        0.04        0.76
   Less distributions:
     Dividends from net investment income                                      0.37        0.42        0.44        0.49        0.52
     Distributions from capital gains                                          0.19           -           -        0.18        0.04
                                                                          ---------   ---------   ---------   ---------   ---------
     Total distributions                                                       0.56        0.42        0.44        0.67        0.56
Net asset value, end of period                                            $   10.34   $   10.33   $    9.73   $    9.61   $   10.24
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   5.82%      10.69%       6.08%       0.37%       7.82%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                              $      83   $      82   $      73   $      68   $      71
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                              0.75%       0.75%       0.59%       0.04%       0.02%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                              3.64%       4.18%       4.67%       4.94%       5.16%
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits             0.89%       0.93%       0.82%       0.63%       0.63%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                                      3.50%       4.00%       4.44%       4.35%       4.55%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          75%         48%         48%         24%         60%
-----------------------------------------------------------------------------------------------------------------------------------



** Formerly Institutional Class.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND**



                                                                               YEAR        YEAR        YEAR        YEAR        YEAR
                                                                              ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                            8/31/02     8/31/01     8/31/00     8/31/99     8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $    7.38   $    7.01   $    6.91   $    7.29   $    7.15
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                     0.26@       0.29        0.31        0.35        0.37
     Net gains or losses on securities (both realized and unrealized)          0.09        0.37        0.10       (0.31)       0.21
                                                                          ---------   ---------   ---------   ---------   ---------
     Total from investment operations                                          0.35        0.66        0.41        0.04        0.58
   Less distributions:
     Dividends from net investment income                                      0.26        0.29        0.31        0.35        0.37
     Distributions from capital gains                                          0.01           -           -        0.07        0.07
                                                                          ---------   ---------   ---------   ---------   ---------
     Total distributions                                                       0.27        0.29        0.31        0.42        0.44
Net asset value, end of period                                            $    7.46   $    7.38   $    7.01   $    6.91   $    7.29
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   4.99%       9.68%       6.13%       0.38%       8.37%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                              $     474   $     302   $     277   $     295   $     283
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                              0.72%       0.75%       0.58%       0.04%       0.03%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                     3.63%       4.10%       4.48%       4.85%       5.08%
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits             0.76%       0.79%       0.70%       0.53%       0.53%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and
      earnings credits                                                         3.59%       4.06%       4.36%       4.36%       4.58%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          75%         33%         46%         39%         66%
-----------------------------------------------------------------------------------------------------------------------------------



** Formerly Institutional Class.
 @ Calculated based upon average shares outstanding.

JPMORGAN TAX FREE INCOME FUND**



                                                                          YEAR         YEAR         YEAR         YEAR          YEAR
                                                                         ENDED        ENDED        ENDED        ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                       8/31/02      8/31/01      8/31/00      8/31/99       8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $    6.57    $    6.25    $    6.19    $    6.60     $    6.45
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                0.28         0.29         0.30         0.34          0.35
     Net gains or losses on securities (both realized and
      unrealized)                                                         0.08         0.32         0.06        (0.37)         0.21
                                                                     ---------    ---------    ---------    ---------     ---------
     Total from investment operations                                     0.36         0.61         0.36        (0.03)         0.56
   Less distributions:
     Dividends from net investment income                                 0.28         0.29         0.30         0.34          0.35
     Distributions from capital gains                                        -            -            -         0.04          0.06
                                                                     ---------    ---------    ---------    ---------     ---------
     Total distributions                                                  0.28         0.29         0.30         0.38          0.41
Net asset value, end of period                                       $    6.65    $    6.57    $    6.25    $    6.19     $    6.60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              5.61%       10.00%        6.11%       (0.63)%        8.99%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                         $     796    $     798    $     753    $     744     $     761
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                         0.75%        0.74%        0.57%        0.03%         0.02%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                4.23%        4.56%        4.98%        5.25%         5.39%
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings
      credits                                                             0.75%        0.76%        0.66%        0.50%         0.50%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements
      and earnings credits                                                4.23%        4.54%        4.89%        4.78%         4.91%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     94%          57%          35%          39%           47%
-----------------------------------------------------------------------------------------------------------------------------------



** Formerly Institutional Class.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION

For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:


JPMORGAN FUNDS SERVICE CENTER


P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


 The Investment Company Act File No. is 811-7841 for all Funds except JPMorgan
                California Bond Fund, whose File No. is 811-7795


         (C) J.P. Morgan Chase & Co. All Rights Reserved. December 2002

                                                                     PR-TFS-1202

PROSPECTUS DECEMBER 20, 2002


JPMORGAN TAX FREE FUNDS
CLASS C SHARES


TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Tax Free  Income Fund                                   1
The Fund's Management and Administration                7
How Your Account Works                                  8
  Buying Fund Shares                                    8
  Selling Fund Shares                                   9
  Exchanging Shares                                    10
  Other Information Concerning The Fund                11
  Distributions and Taxes                              12
Shareholder Services                                   13
What the Terms Mean                                    14
Investments                                            16
Risk and Reward Elements                               18
How To Reach Us                                Back cover

         JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 16-19.

THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the adviser, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.


The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


To the extent the Fund invests in Money Market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL AND PERSONAL INCOME TAXES

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index and the Lipper General Municipal Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect the contingent deferred sales load, which is assessed on Class C Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class C shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992                    9.13%
1993                   11.32%
1994                   -3.88%
1995                   14.44%
1996                    4.09%
1997                    9.11%
1998                    6.49%
1999                   -3.26%
2000                   11.68%
2001                    3.22%

BEST QUARTER 1st quarter, 1995        5.72%
WORST QUARTER 1st quarter, 1994      -3.29%


The Fund's year-to-date total return as of 9/30/02 was 9.28%.



* The performance shown is based on the Class B Shares of the Fund. The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.
(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS(%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                           PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------------
 CLASS C SHARES-- RETURN BEFORE TAXES      2.22         5.31          6.06
-----------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                          2.22         5.21          N/A(2)
-----------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES     2.36         5.21          N/A(2)
-----------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND
 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                        5.13         5.98          6.33
-----------------------------------------------------------------------------------
 LIPPER GENERAL MUNICIPAL DEBT FUNDS
 INDEX (REFLECTS NO DEDUCTION FOR TAXES)   4.16         5.11          6.01
-----------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.
(1) See footnote on previous page.
(2) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.



ESTIMATED INVESTOR EXPENSES FOR CLASS C SHARES


The sales charge and estimated expenses of the Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                        CLASS C
-----------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE**           NONE
-----------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS           1.00%
-----------------------------------------------



** The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS C ASSETS)



 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          0.75
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.35
-----------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                         1.65
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.01)
-----------------------------------------------------------------------------
 NET EXPENSES(2)                                                         1.64
-----------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.64% OF THEIR AVERAGE DAILY NET ASSETS UNTIL 12/31/03. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE


The example below is intended to help you compare the cost of investing in the Class C Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/03 and total annual operating expense thereafter.


The example is for comparison only; the actual returns of the Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                               1 YEAR   3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------------------
 CLASS C SHARES*($)             267        519         896         1,954
------------------------------------------------------------------------------


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                               1 YEAR   3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------------------
 CLASS C SHARES($)              167        519         896         1,954
------------------------------------------------------------------------------


* Assumes applicable deferred sales charge is deducted when shares are sold.

         THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Select Trust which is a Massachusetts business trust. The trust is governed by the trustees who are responsible for overseeing all business activities.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUND'S INVESTMENT ADVISERS
JPMFAM (USA) is the investment adviser for the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co.


During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.30% of average daily net assets.

PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMFAM (USA).

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trust on behalf of the Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of 0.25% of the average daily net assets of the Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

         HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES
This prospectus offers Class C Shares of the Fund. You may pay a sales charge with respect to Class C Shares in the Fund. If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year. There are also ongoing charges that all investors pay as long as they own their shares.

The deferred sales charge for Class C Shares is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of 0.75% of the average daily net assets attributed to Class C Shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares of the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
PO Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholders Services for details.

GENERAL

The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.


The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF              INITIAL      ADDITIONAL
 ACCOUNT              INVESTMENT   INVESTMENTS
----------------------------------------------
 REGULAR ACCOUNT      $ 2,500      $ 100
----------------------------------------------
 SYSTEMATIC
 INVESTMENT PLAN(1)   $ 1,000      $ 100
----------------------------------------------
 IRAS                 $ 1,000      $ 100
----------------------------------------------
 SEP-IRAS             $ 1,000      $ 100
----------------------------------------------
 EDUCATION IRAS       $   500      $ 100
----------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Class C Shares.


SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
PO Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable deferred sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.


Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. See Shareholder Services for details.

GENERAL
If you exchange Class C shares of the Fund for Class C shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or 3 exchanges in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.


OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
PO Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares dividends daily and distributes any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

         SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares from one JPMorgan Fund account to another on a regular basis. It is a free service.


FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
If you sell Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class C Shares.

         WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.


OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.


SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

                       This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


       /X/ Typically invests in
       / / Permitted, but no intention to use currently
       --  Not permitted



                                                                                                                       TAX FREE
                                                                        RELATED TYPES OF RISK                           INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of     credit, interest rate, market, prepayment                    / /
payments from specific assets, such as auto or
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of          credit, currency, liquidity, political                       / / Domestic only
deposit, time deposits and bankers' acceptances of
domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued    credit, currency, interest rate, liquidity, market,
by domestic and foreign banks or corporations.       political                                                    /X/
These securities are usually discounted and are
rated by S&P, Moody's or another nationally
recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument   credit, environmental, extension, interest rate,
which gives the lender a lien on property as         liquidity, market, natural event, political, prepayment,
security for the loan payment.                       valuation                                                    / /

MORTGAGE DOLLAR ROLLS The sale of domestic and       currency, extension, interest rate, liquidity, political,
foreign mortgage-backed securities with the          prepayment                                                   / /
promise to purchase similar securities at a later
date. Segregated liquid assets are used to offset
leverage risk.

PRIVATE PLACEMENTS Bonds or other investments that   credit, interest rate, liquidity, market, valuation          /X/
are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the fund     credit                                                       / /
agrees to purchase a security and resell it to the
seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby      credit                                                       / /(1)
the fund sells a security and agrees to repurchase
it from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or    credit, currency, interest rate, leverage, market,
foreign party agrees to exchange periodic payments   political                                                    / /
with a counterparty. Segregated liquid assets are
used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt             credit, interest rate, leverage, liquidity, market           /X/
instruments whereby the issuer agrees to exchange
one security for another in order to change the
maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities,          credit, interest rate, market, natural event, political      /X/(1)
generally issued as general obligation and revenue
bonds, whose interest is exempt from federal
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments          interest rate                                                /X/
(Treasury bills, notes, and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT       credit, currency, interest rate, liquidity, market,
SECURITIES Domestic and foreign securities           political, valuation                                         /X/
offering non-cash or delayed-cash payment. Their
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the fund's total assets.


                                      16/17

RISK AND REWARD ELEMENTS FOR THE FUND
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.



  POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
  MARKET CONDITIONS
  - The Fund's share price, yield, and       - Bonds have generally outperformed money    - Under normal circumstances the Fund
    total return will fluctuate in             market investments over the long term,       plans to remain fully invested in
    response to bond market movements          with less risk than stocks                   accordance with its policies
  - The value of most bonds will fall when   - Most bonds will rise in value when         - The Fund seeks to limit risk and enhance
    interest rates rise; the longer a          interest rates fall                          total return or yields through careful
    bond's maturity and the lower its        - Mortgage-backed and asset-backed             management, sector allocation,
    credit quality, the more its value         securities and direct mortgages can          individual securities selection, and
    typically falls                            offer attractive returns                     duration management
  - Adverse market conditions may from                                                    - During severe market downturns, the Fund
    time to time cause the Fund to take                                                     has the option of investing up to 100%
    temporary defensive positions that are                                                  of assets in high quality short-term
    inconsistent with its principal                                                         instruments
    investment strategies and may hinder                                                  - The adviser monitors interest rate
    the Fund from achieving its investment                                                  trends, as well as geographic and
    objective                                                                               demographic information related to
  - Mortgage-backed and asset-backed                                                        mortgage-backed securities and mortgage
    securities (securities representing an                                                  prepayments
    interest in, or secured by, a pool of
    mortgages or other assets such as
    receivables) and direct mortgages
    could generate capital losses or
    periods of low yields if they are paid
    off substantially earlier or later
    than anticipated
  - The Fund is non-diversified, which
    means that a relatively high
    percentage of the Fund's assets may be
    invested in a limited number of
    issuers. Therefore, its performance
    may be more vulnerable to changes in
    the market value of a single issuer or
    a group of issuers

  CREDIT QUALITY
  - The default of an issuer would leave     - Investment-grade bonds have a lower risk   - The Fund maintains its own policies for
    the Fund with unpaid interest or           of default                                   balancing credit quality against
    principal                                - Junk bonds offer higher yields and           potential yields and gains in light of
  - Junk bonds (those rated BB, Ba or          higher potential gains                       its investment goals
    lower) have a higher risk of default,                                                 - The adviser develops its own ratings of
    tend to be less liquid, and may be                                                      unrated securities and makes a credit
    more difficult to value                                                                 quality determination for unrated
                                                                                            securities
  WHEN-ISSUED AND DELAYED DELIVERY
  SECURITIES
  - When the Fund buys securities before     - The Fund can take advantage of             - The Fund segregates liquid assets to
    issue or for delayed delivery, it          attractive transaction opportunities         offset leverage risk
    could be exposed to leverage risk if
    it does not segregate liquid assets

  MANAGEMENT CHOICES
  - The Fund could underperform its          - The Fund could outperform its benchmark    - The adviser focuses its active
    benchmark due to its sector,               due to these same choices                    management on those areas where it
    securities or duration choices                                                          believes its commitment to research can
                                                                                            most enhance returns and manage risks in
                                                                                            a consistent way

                                       18

  POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
  DERIVATIVES
  - Derivatives such as futures, options,    - Hedges that correlate well with            - The Fund uses derivatives, such as
    swaps and forward foreign currency         underlying positions can reduce or           futures, options, swaps and forward
    contracts(1) that are used for hedging     eliminate losses at low cost                 foreign currency contracts for hedging
    the portfolio or specific securities     - The Fund could make money and protect        and for risk management (i.e., to adjust
    may not fully offset the underlying        against losses if the adviser's analysis     duration or yield curve exposure, or to
    positions and this could result in         proves correct                               establish or adjust exposure to
    losses to the Fund that would not have   - Derivatives that involve leverage could      particular securities, markets, or
    otherwise occurred                         generate substantial gains at low cost       currencies); risk management may include
  - Derivatives used for risk management                                                    management of the Fund's exposure
    may not have the intended effects and                                                   relative to its benchmark
    may result in losses or missed                                                        - The Fund only establishes hedges that it
    opportunities                                                                           expects will be highly correlated with
  - The counterparty to a derivatives                                                       underlying positions
    contract could default                                                                - Fund may use derivatives to increase
  - Certain types of derivatives involve                                                    income or gain
    costs to the Fund which can reduce                                                    - While the Fund may use derivatives that
    returns                                                                                 incidentally involve leverage, it does
  - Derivatives that involve leverage could                                                 not use them for the specific purpose of
    magnify losses                                                                          leveraging its portfolios
  - Derivatives used for non-hedging
    purposes could cause losses that
    exceed the original investment.
  - Derivatives may, for tax purposes,
    affect the character of gain and loss
    realized by the Fund, accelerate
    recognition of income to the Fund,
    affect the holding period of the
    Fund's assets and defer recognition of
    certain of the Fund's losses.

  SECURITIES LENDING(2)
  - When the Fund lends a security, there    - The Fund may enhance income through the    - The adviser maintains a list of approved
    is a risk that the loaned securities       investment of the collateral received        borrowers
    may not be returned if the borrower        from the borrower                          - The Fund receives collateral equal to at
    defaults                                                                                least 100% of the current value of
  - The collateral will be subject to the                                                   securities loaned plus accrued interest
    risks of the securities in which it is                                                - The lending agents indemnify the Fund
    invested                                                                                against borrower default
                                                                                          - The adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses
                                                                                          - Upon recall, the borrower must return
                                                                                            the securities loaned within the normal
                                                                                            settlement period

  ILLIQUID HOLDINGS
  - The Fund could have difficulty valuing   - These holdings may offer more attractive   - The Fund may not invest more than 15% of
    these holdings precisely                   yields or potential growth than              net assets in illiquid holdings
  - The Fund could be unable to sell these     comparable widely traded securities        - To maintain adequate liquidity to meet
    holdings at the time or price desired                                                   redemptions, the Fund may hold
                                                                                            investment-grade short-term securities
                                                                                            (including repurchase agreements and
                                                                                            reverse repurchase agreements) and, for
                                                                                            temporary or extraordinary purposes, may
                                                                                            borrow from banks up to 33 1/3% of the
                                                                                            value of its total assets or draw on a
                                                                                            line of credit

  SHORT-TERM TRADING
  - Increased trading would raise a Fund's   - The Fund could realize gains in a short    - The Fund may use short-term trading to
    transaction costs                          period of time                               take advantage of attractive or
  - Increased short-term capital gains       - The Fund could protect against losses if     unexpected opportunities or to meet
    distributions would raise                  a bond is overvalued and its value later     demands generated by shareholder
    shareholders' income tax liability         falls                                        activity


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


(2) Although the Fund is authorized to engage in securities, it does not currently do so.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

         HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:


ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUND'S SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


             The Fund's Investment Company Act File No. is 811-7841

       (C) 2002 J.P. Morgan Chase & Co. All Rights Reserved. December 2002

                                                                    PR-TFIC-1202

PROSPECTUS DECEMBER 20, 2002


JPMORGAN TAX FREE FUNDS
CLASS C SHARES

NEW YORK INTERMEDIATE TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


New York Intermediate Tax Free Income Fund                 1

The Fund's Management and Administration                   8

How Your Account Works                                     9

   Buying Fund Shares                                      9

   Selling Fund Shares                                    11

   Exchanging Fund Shares                                 12

   Other Information Concerning The Fund                  12

   Distributions and Taxes                                13

Shareholder Services                                      15

What the Terms Mean                                       16

Investments                                               18

Risk and Reward Elements                                  20

How To Reach Us                                   Back cover

        JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 18-21.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.


The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.


The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity. If more than 5% of the Fund's total assets are invested in any one municipality, this risk could increase.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax professional for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.


The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other type of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


To the extent the Fund invests in money market instruments it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares the performance to the Lehman NY Competitive Intermediate (1-17 maturities) Index and the Lipper New York Municipal Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect the contingent deferred sales charge, which is assessed on Class C shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class C Shares reflect the deduction of the contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992           9.08%
1993          11.28%
1994          -5.81%
1995          15.42%
1996           3.06%
1997           8.46%
1998           6.45%
1999          -1.41%
2000           9.93%
2001           3.32%

------------------------------------------
BEST QUARTER 1st quarter, 1995       5.82%
------------------------------------------
WORST QUARTER 1st quarter, 1994     -4.27%
------------------------------------------


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 8.10%.

* THE PERFORMANCE SHOWN IS BASED ON THE CLASS B SHARES OF THE FUND. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                          PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                     2.32          5.27           5.80
----------------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                         2.26          5.14            N/A(2)
----------------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                    2.28          5.10            N/A(2)
----------------------------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND
 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                       5.13          5.98           6.63
----------------------------------------------------------------------------------------------------
LEHMAN NY COMPETITIVE INTERMEDIATE
 (1-17 MATURITIES) INDEX(3) (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)                   5.11          5.93             --
----------------------------------------------------------------------------------------------------
LIPPER NEW YORK MUNICIPAL DEBT FUNDS
 INDEX (REFLECTS NO DEDUCTION FOR TAXES)                  4.18          4.95           5.53
----------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.
(1) See footnote on previous page.
(2) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.
(3) Since the Index started 7/93, it lacks a complete ten years of history.

ESTIMATED EXPENSES FOR CLASS C SHARES

The sales charges and estimated expenses of the Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                    CLASS C
---------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                                            NONE
---------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                                           1.00%
---------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS C ASSETS)



MANAGEMENT FEES                                                         0.30
DISTRIBUTION (RULE 12b-1) FEES                                          0.75
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.29
----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                1.59
FEE WAIVER AND EXPENSES(2)                                             (0.04)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.55
----------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.55% OF THEIR AVERAGE DAILY NET ASSETS UNTIL 12/31/03. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE


The example below is intended to help you compare the cost of investing in the Class C Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


-   net expenses through 12/31/03 and total operating expenses thereafter.


The example is for comparison only; the actual returns of the Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 ----------------------------------------------------------------------------
 CLASS C SHARES**($)               258         498         862        1,886
 ----------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 ----------------------------------------------------------------------------
 CLASS C SHARES($)                 158         498         862        1,886
 ----------------------------------------------------------------------------


**ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

        THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Select Trust which is a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUND'S INVESTMENT ADVISERS

JPMFAM (USA) is the investment adviser for the New York Tax Free Intermediate Income Fund and makes the day-to-day investment decisions for the Fund. JPMFAM
(USA) is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co.


During the most recent fiscal year, the adviser (as applicable) was paid management fees (net of waivers) of 0.30% of average daily net assets.

PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMFAM (USA).

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trust on behalf of the Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of 0.25% of the average daily net assets of the Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

        HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES

This prospectus offers Class C Shares of the Fund. You may pay a sales charge with respect to Class C Shares. If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year. There are also ongoing charges that all investors pay as long as they own their shares.

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL


The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of 0.75% of the average daily net assets attributed to Class C Shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares of the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholders Services for details.

GENERAL


The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.


The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

MINIMUM INVESTMENTS

 TYPE OF                       INITIAL        ADDITIONAL
 ACCOUNT                       INVESTMENT     INVESTMENTS
 --------------------------------------------------------
 REGULAR ACCOUNT               $  2,500       $    100
 --------------------------------------------------------
 SYSTEMATIC
 INVESTMENT PLAN(1)            $  1,000       $    100
 --------------------------------------------------------
 IRAS                          $  1,000       $    100
 --------------------------------------------------------
 SEP-IRAS                      $  1,000       $    100
 --------------------------------------------------------
 EDUCATION IRAS                $    500       $    100
 --------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Class C Shares.

SELLING FUND SHARES


You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:


JPMORGAN FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable deferred sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.


Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES


You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. See Shareholder Services for details.


GENERAL

If you exchange Class C Shares of the Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund distributes any net capital gain annually. You have three options for your distributions. You may:


- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

        SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN


You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE PLAN


You can set up a systematic exchange program to automatically exchange shares on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.


FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

If you sell Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class C Shares.

        WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.


OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.


REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: contracts whereby a Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS: dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TAX EXEMPT MUNICIPAL SECURITIES: securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES: domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


/X/  Typically invests in
/ /  Permitted, but no intention to use currently
-    Not Permitted



                                                                                                                    NEW YORK
                                                                                                                    INTERMEDIATE
                                                                RELATED TYPES OF RISK                               TAX FREE INCOME
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES Interests in a
stream of payments from specific assets,
such as auto or credit card receivables.              credit, interest rate, market, prepayment                          / /
------------------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable certificates
of deposit, time deposits and bankers'
acceptances of domestic and foreign                                                                                     Domestic
issuers.                                              credit, currency, liquidity, political                        / / only
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured short term
debt issued by domestic and foreign
banks or corporations. These securities
are usually discounted and are rated by
S&P, Moody's or an other nationally
recognized statistical rating                         credit, currency, interest rate, liquidity,
organization.                                         market, political                                                  /X/
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD) Domestic debt
instrument which gives the lender a lien              credit, environmental, extension, interest
on property as security for the loan                  rate, liquidity, market, natural event,
payment.                                              political, prepayment, valuation                                   / /
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The sale of
domestic and foreign mortgage-backed
securities with the promise to purchase
similar securities at a later date.
Segregated liquid assets are used to                  currency, extension, interest rate,
offset leverage risk.                                 liquidity, political, prepayment                                   / /
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or other
investments that are sold directly to an
institutional investor.                               credit, interest rate, liquidity, market, valuation                /X/
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS Contracts whereby
the fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.              credit                                                             / /
------------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS Contracts
whereby the fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.                credit                                                             / /(1)
------------------------------------------------------------------------------------------------------------------------------------
SWAPS Contractual agreement whereby a
domestic or foreign party agrees to
exchange periodic payments with a
counterparty. Segregated liquid assets                credit, currency, interest rate, leverage,
are used to offset leverage risk.                     market, political                                                  / /
------------------------------------------------------------------------------------------------------------------------------------
SYNTHETIC VARIABLE RATE INSTRUMENTS Debt
instruments whereby the issuer agrees to
exchange one security for another in
order to change the maturity or quality               credit, interest rate, leverage, liquidity,
of a security in the fund.                            market                                                             /X/
------------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIES
Securities, generally issued as general
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the                   credit, interest rate, market, natural
state where the securities were issued.               event, political                                                   /X/
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES Debt
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.                                             interest rate                                                      /X/
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND DEFERRED
PAYMENT SECURITIES Domestic and foreign
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve               credit, currency, interest rate, liquidity,
certain special tax considerations.                   market, political, valuation                                       /X/
------------------------------------------------------------------------------------------------------------------------------------


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending, and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the fund's total assets.


                                      18/19

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                            POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- The Fund's share price, yield, and       - Bonds have generally outperformed money     - Under normal circumstances the Fund plans
  total return will fluctuate in response    market investments over the long term,        to remain fully invested in accordance
  to bond market movements                   with less risk than stocks                    with its policies
- The value of most bonds will fall when   - Most bonds will rise in value when          - The Fund seeks to limit risk and enhance
  interest rates rise; the longer a          interest rates fall                           total return or yields through careful
  bond's maturity and the lower its        - Mortgage-backed and asset-backed              management, sector allocation, individual
  credit quality, the more its value         securities and direct mortgages can offer     securities selection, and duration
  typically falls                            attractive returns                            management
- Adverse market conditions may from time                                                - During severe market downturns, the Fund
  to time cause the Fund to take                                                           has the option of investing up to 100% of
  temporary defensive positions that are                                                   assets in high quality short-term
  inconsistent with its principal                                                          instruments
  investment strategies and may hinder                                                   - Each adviser monitors interest rate
  the Fund from achieving its investment                                                   trends, as well as geographic and
  objective                                                                                demographic information related to
- Mortgage-backed and asset-backed                                                         mortgage-backed securities and mortgage
  securities (securities representing an                                                   prepayments
  interest in, or secured by, a pool of
  mortgages or other assets such as
  receivables) and direct mortgages could
  generate capital losses or periods of
  low yields if they are paid off
  substantially earlier or later than
  anticipated
- The Fund is non-diversified, which
  means that a relatively high percentage
  of the Fund assets may be invested in a
  limited number of issuers. Therefore,
  its performance may be more vulnerable
  to changes in the market value of a
  single issuer or a group of issuers
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT QUALITY
- The default of an issuer would leave     - Investment-grade bonds have a lower risk of - The Fund maintains its own policies for
  the Fund with unpaid interest or           default                                       balancing credit quality against
  principal                                - Junk bonds offer higher yields and higher     potential yields and gains in light of
- Junk bonds (those rated BB, Ba or          potential gains                               its investment goals
  lower) have a higher risk of default,                                                  - The adviser develops its own ratings of
  tend to be less liquid, and may be more                                                  unrated securities and makes a credit
  difficult to value                                                                       quality determination for unrated
                                                                                           securities
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities before     - The Fund can take advantage of attractive   - The Fund segregates liquid assets to
  issue or for delayed delivery, it could    transaction opportunities                     offset leverage risk
  be exposed to leverage risk if it does
  not segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- The Fund could underperform its          - The Fund could outperform its benchmark due - The adviser focuses its active management
  benchmark due to its sector, securities    to these same choices                         on those areas where it believes its
  or duration choices                                                                      commitment to research can most enhance
                                                                                           returns and manage risks in a consistent
                                                                                           way
------------------------------------------------------------------------------------------------------------------------------------

                                       20

POTENTIAL RISKS                                POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures, options,       - Hedges that correlate well with            - The Fund use derivatives, such as
   swaps and forward foreign currency            underlying positions can reduce or           futures, options, swaps and forward
   contracts(1) that are used for hedging the    eliminate losses at low cost                 foreign currency contracts for
   portfolio or specific securities may not    - The Fund could make money and protect        hedging and for risk management
   fully offset the underlying positions and     against losses if the adviser's analysis     (i.e., to adjust duration or yield
   this could result in losses to the Fund       proves correct                               curve exposure, or to establish or
   that would not have otherwise occurred      - Derivatives that involve leverage could      adjust exposure to particular
-  Derivatives used for risk management may      generate substantial gains at low cost       securities, markets, or currencies);
   not have the intended effects and may                                                      risk management may include
   result in losses or missed opportunities                                                   management of a Fund's exposure
-  The counterparty to a derivatives contract                                                 relative to its benchmark
   could default                                                                            - The Fund only establish hedges that
-  Certain types of derivatives involve costs                                                 they expect will be highly correlated
   to the Fund which can reduce returns                                                       with underlying positions
-  Derivatives that involve leverage could                                                  - The Fund may use derivatives to
   magnify losses                                                                             increase income or gain
-  Derivatives used for non-hedging purposes                                                - While the Funds may use derivatives
   could cause losses that exceed the                                                         that incidentally involve leverage,
   original investment.                                                                       they do not use them for the specific
-  Derivatives may, for tax purposes, affect                                                  purpose of leveraging their portfolios
   the character of gain and loss realized by
   the Fund, accelerate recognition of income
   to the Fund, affect the holding period of
   the Fund's assets and defer recognition of
   certain of the Fund's losses.
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING(2)
-  When the Fund lends a security, there is a  - The Fund may enhance income through the    - The adviser maintains a list of
   risk that the loaned securities may not be    investment of the collateral received        approved borrowers
   returned if the borrower defaults             from the borrower                          - The Fund receives collateral equal to
-  The collateral will be subject to the                                                      at least 100% of the current value of
   risks of the securities in which it is                                                     securities loaned plus accrued
   invested                                                                                   interest
                                                                                            - The lending agents indemnify the Fund
                                                                                              against borrower default
                                                                                            - The adviser's collateral investment
                                                                                              guidelines limit the quality and
                                                                                              duration of collateral investment to
                                                                                              minimize losses
                                                                                            - Upon recall, the borrower must return
                                                                                              the securities loaned within the
                                                                                              normal settlement period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
-  The Fund could have difficulty valuing      - These holdings may offer more attractive   - The Fund may not invest more than 15%
   these holdings precisely                      yields or potential growth than              of net assets in illiquid holdings
-  The Fund could be unable to sell these        comparable widely traded securities        - To maintain adequate liquidity to
   holdings at the time or price desired                                                      meet redemptions, the Fund may hold
                                                                                              investment-grade short-term
                                                                                              securities (including repurchase
                                                                                              agreements and reverse repurchase
                                                                                              agreements) and, for temporary or
                                                                                              extraordinary purposes, may borrow
                                                                                              from banks up to 33 1/3% of the value
                                                                                              of its total assets or draw
                                                                                              on a line of credit
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-  Increased trading would raise a Fund's      - The Fund could realize gains in a short    - The Fund may use short-term trading
   transaction costs                             period of time                               to take advantage of attractive or
-  Increased short-term capital gains          - The Fund could protect against losses if     unexpected opportunities or to meet
   distributions would raise shareholders'       a bond is overvalued and its value later     demands generated by shareholder
   income tax liability                          falls                                        activity.
------------------------------------------------------------------------------------------------------------------------------------



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

(2) Although the Fund is authorized to engage in securities lending, the Fund does not currently do so.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

        HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC


WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


             The Fund's Investment Company Act File No. is 811-7841
         (C) J.P. Morgan Chase & Co. All Rights Reserved. December 2002

                                                                  PR-NYITFC-1202

                                 JPMORGAN FUNDS

                                   PROSPECTUS

                      INTERMEDIATE TAX FREE INCOME FUND AND

                              TAX FREE INCOME FUND

                       J.P. MORGAN SELECT CLASS OF SHARES
             DISTRIBUTED THROUGH J.P. MORGAN FUND DISTRIBUTORS, INC.

December 20, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



Intermediate Tax Free Income Fund                               1

Tax Free Income Fund                                            7

The Funds' Management and Administration                       13

How Your Account Works                                         15

  Buying Fund Shares                                           15

  Selling Fund Shares                                          15

  Other Information Concerning The Funds                       16

  Distributions and Taxes                                      17

Investments                                                    18

Risk and Reward Elements                                       20

Financial Highlights                                           23

How To Reach Us                                        Back cover

     JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 20-24.


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL PERSONAL INCOME TAXES
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 maturities) Index and the Lipper Intermediate Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992          8.71%
1993         11.78%
1994         -3.96%
1995         14.39%
1996          3.76%
1997          8.21%
1998          6.56%
1999         -0.55%
2000          8.56%
2001          4.82%

-------------------------------------------
BEST QUARTER 1ST QUARTER, 1995       5.92%
-------------------------------------------
WORST QUARTER 1ST QUARTER, 1994     -3.52%
-------------------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 9.16%.

* THE PERFORMANCE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 1/1/97 IS BASED ON THE PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVEL (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                   PAST 1 YR.    PAST 5 YRS.    PAST 10 YRS.
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES         4.82          5.47           6.10
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                   4.74          5.25            N/A(2)
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES           4.61          5.28            N/A(2)
--------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE
(1-17 MATURITIES) INDEX(3) (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)             5.29          5.76             --
--------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS
INDEX (REFLECTS NO DEDUCTION FOR TAXES)            4.79          4.97           5.50
--------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(3) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                         0.30
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.19
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.08)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.66

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.66% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/04. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses through 12/31/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       67         220         395         903
-------------------------------------------------------------------------------

     JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 20-24.


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the adviser, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANKAND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than that of a municipal security without one.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
   - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
   - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, AND PERSONAL INCOME TAXES
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
   - REQUIRE STABILITY OF PRINCIPAL
   - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index and the Lipper General Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992      9.13%
1993     11.32%
1994     -3.88%
1995     14.44%
1996      4.09%
1997      9.11%
1998      6.49%
1999     -3.26%
2000     11.68%
2001      3.79%

--------------------------------------------
BEST QUARTER 1st quarter, 1995        5.72%
--------------------------------------------
WORST QUARTER 1st quarter, 1994      -3.29%
--------------------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/02 WAS 10.24%.

* THE PERFORMANCE OF THE FUND'S SHARES PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*,(1)


                                                   PAST 1 YR.    PAST 5 YRS.    PAST 10 YRS.
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES         3.79          5.43           6.12
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                   3.79          5.33            N/A(2)
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES           4.06          5.34            N/A(2)
--------------------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)             5.13          5.98           6.63
--------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)                  4.16          5.11           6.01
--------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                       0.30
DISTRIBUTION (RULE 12b-1) FEES                        NONE
SHAREHOLDER SERVICE FEES                              0.25
OTHER EXPENSES(1)                                     0.20
------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(1)                    0.75
------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR. REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses through 12/31/03 and total annual operating expense thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        77         240         417         930
-------------------------------------------------------------------------------

     THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Intermediate Tax Free Income Fund and Tax Free Income Fund are series of Mutual Fund Select Trust which is a Massachusetts business trust. The trustees are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISERS


JPMFAM (USA) is the investment adviser for the Intermediate Tax Free Income Fund and Tax Free Income Fund and makes the day-to-day investment decisions for those Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is a wholly owned subsidary of JPMorgan Chase Bank, which is also a wholly owned subsidary of JPMorgan Chase & Co. (JPMorgan Chase).

During the most recent fiscal year, the adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:



                              FISCAL
FUND                          YEAR END       %
-------------------------------------------------
INTERMEDIATE TAX FREE
INCOME FUND                   8/31         0.30
-------------------------------------------------
TAX FREE INCOME FUND          8/31         0.30
-------------------------------------------------


PORTFOLIO MANAGERS


The Funds are managed by a team of individuals at JPMFAM (USA).


THE FUNDS' ADMINISTRATORS

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust on behalf of the Funds has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank, under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The adviser and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of particular Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsbility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its share' NAV may differ from quoted or published prices for the same securities. The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs "sweep" programs, cash advances and redemption checks. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.


MINIMUM INVESTMENTS


Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

You can sell your shares on any day the JPMorgan Funds Service Center is open for trading, either directly to the Funds or through your investment representative. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order.

We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative that you want to sell Select Class Shares. He or she will send all necessary documents to JPMorgan Fund Services. Your representative might charge you for this service.


REDEMPTIONS-IN-KIND


Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance falls below $1,000,000 for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction doesn't apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Funds may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

/X/ Typically invests in
/ / Permitted, but no intention
    to use currently
    Not Permitted


                                                                                                       INTERMEDIATE TAX  TAX FREE
                                                              RELATED TYPES OF RISK                    FREE INCOME       INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of              credit, interest rate, market,           / /               / /
payments from specific assets, such as auto or credit         prepayment
card receivables.
------------------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable certificates of deposit,          credit, currency, liquidity,             / /Domestic       / /Domestic
time deposits and bankers' acceptances of domestic and        political Domestic only Domestic only       only              only
foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured short term debt issued by          credit, currency, interest rate,         /X/               /X/
domestic and foreign banks or corporations. These             liquidity, market, political
securities are usually discounted and may be rated by
S&P, Moody's or an other nationally recognized
statistical rating organization.
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD) Domestic debt instrument            credit, environmental, extension,        / /               / /
which gives the lender a lien on property as security         interest rate, liquidity, market,
for the loan payment.                                         natural event, political, prepayment,
                                                              valuation
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE AND DOLLAR ROLLS The sale of domestic and            currency, extension, interest rate,      / /               / /
foreign mortgage-backed securities with the promise to        liquidity, political, prepayment
purchase similar securities at a later date. Segregated
liquid assets are used to offset leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or other investments that are        credit, interest rate, liquidity,        /X/               /X/
sold directly to an institutional investor.                   market, valuation
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS Contracts whereby the Fund agrees       credit                                   / /               / /
to purchase a security and resell it to the seller on a
particular date and at a specific price.
------------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS Contracts whereby the           credit                                   / /(1)            / /(1)
Fund sells a security and agrees to repurchase it from
the buyer on a particular date and at a specific price.
Considered a form of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
SWAPS Contractual agreement whereby a domestic or             credit, currency, interest rate,         / /               / /
foreign party agrees to exchange periodic payments with       leverage, market, political
a counterparty. Segregated liquid assets are used to
offset leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments          credit, interest rate, leverage,         /X/               /X/
whereby the issuer agrees to exchange one security for        liquidity, market
another in order to change the maturity or quality of a
security in the Fund.
------------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIEs Securities, generally         credit, interest rate, market,           /X/               /X/
issued as general obligation and revenue bonds, whose         natural event, political
interest is exempt from federal taxation and state
and/or local taxes in the state where the securities
were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES Debt instruments (Treasury         interest rate                            /X/               /X/
bills, notes, and bonds) guaranteed by the U.S.
government for the timely payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT                credit, currency, interest rate,         /X/               /X/
SECURITIES Domestic and foreign securities offering           liquidity, market, political,
non-cash or delayed-cash payment. Their prices are
typically more volatile than those of some other debt
instruments and involve certain special tax
considerations.
------------------------------------------------------------------------------------------------------------------------------------

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

    (1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the Fund's total assets.

                                      18/19

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- Each Fund's share price, yield, and      - Bonds have generally outperformed money  - Under normal circumstances each Fund
  total return will fluctuate in response    market investments over the long term,     plans to remain fully invested in
  to bond market movements                   with less risk than stocks                 accordance with its policies
- The value of most bonds will fall when   - Most bonds will rise in value when       - The Funds seek to limit risk and
  interest rates rise; the longer a          interest rates fall                        enhance total return or yields through
  bond's maturity and the lower its        - Mortgage-backed and asset-backed           careful management, sector allocation,
  credit quality, the more its value         securities and direct mortgages can        individual securities selection, and
  typically falls                            offer attractive returns                   duration management
- Adverse market conditions may from time                                             - During severe market downturns, the
  to time cause a Fund to take temporary                                                Funds have the option of investing up
  defensive positions that are                                                          to 100% of assets in high quality
  inconsistent with its principal                                                       short-term instruments
  investment strategies and may hinder a                                              - The adviser monitors interest rate
  Fund from achieving its investment                                                    trends, as well as geographic and
  objective                                                                             demographic information related to
- Mortgage-backed and asset-backed                                                      mortgage-backed securities and mortgage
  securities (securities representing an                                                prepayments
  interest in, or secured by, a pool of
  mortgages or other assets such as
  receivables) and direct mortgages could
  generate capital losses or periods of
  low yields if they are paid off
  substantially earlier or later than
  anticipated
- Each Fund is non-diversified, which
  means that a relatively high percentage
  of the Fund's assets may be invested in
  a limited number of issuers. Therefore,
  its performance may be more vulnerable
  to changes in the market value of a
  single issuer or a group of issuers

CREDIT QUALITY
- The default of an issuer would leave a   - Investment-grade bonds have a lower      - Each Fund maintains its own policies
  Fund with unpaid interest or principal     risk of default                            for balancing credit quality against
- Junk bonds (those rated BB, Ba or        - Junk bonds offer higher yields and         potential yields and gains in light of
  lower) have a higher risk of default,      higher potential gains                     its investment goals
  tend to be less liquid, and may be more                                             - The adviser develops its own ratings of
  difficult to value                                                                    unrated securities and makes credit
                                                                                        quality determinations for unrated
                                                                                        securities

                                       20

POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before       - A Fund can take advantage of attractive  - Each Fund segregates liquid assets to
  issue or for delayed delivery, it could    transaction opportunities                  offset leverage risk
  be exposed to leverage risk if it does
  not segregate liquid assets

MANAGEMENT CHOICES
- A Fund could underperform its benchmark  - A Fund could outperform its benchmark    - The adviser focuses its active
  due to its sector, securities or           due to these same choices                  management on those areas where it
  duration choices                                                                      believes its commitment to research can
                                                                                        most enhance returns and manage risks
                                                                                        in a consistent way

DERIVATIVES
- Derivatives such as futures, options,    - Hedges that correlate well with          - The Funds use derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps and forward
  contracts(1) that are used for hedging     eliminate losses at low cost               foreign currency contracts for hedging
  the portfolio or specific securities     - A Fund could make money and protect        and for risk management (i.e., to
  may not fully offset the underlying        against losses if the management's         adjust duration or yield curve
  positions and this could result in         analysis proves correct                    exposure, or to establish or adjust
  losses to the Funds that would not have  - Derivatives that involve leverage could    exposure to particular securities,
  otherwise occurred                         generate substantial gains at low cost     markets, or currencies); risk
- Derivatives used for risk management                                                  management may include management of a
  may not have the intended effects and                                                 Fund's exposure relative to its
  may result in losses or missed                                                        benchmark
  opportunities                                                                       - The Funds only establish hedges that
- The counterparty to a derivatives                                                     they expect will be highly correlated
  contract could default                                                                with underlying positions
- Certain types of derivatives involve                                                - The Funds may use derivatives to
  costs to the Funds which can reduce                                                   increase income or gain
  returns                                                                             - While the Funds may use derivatives
- Derivatives that involve leverage could                                               that incidentally involve leverage,
  magnify losses                                                                        they do not use them for the specific
- Derivatives used for non-hedging                                                      purpose of leveraging their portfolios
  purposes could cause losses that exceed
  the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses

                                       21

POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING(2)

- When a Fund lends a security, there is   - A Fund may enhance income through the    - The adviser maintains a list of
  a risk that the loaned securities may      investment of the collateral received      approved borrowers
  not be returned if the borrower            from the borrower                        - The Funds receive collateral equal to
  defaults                                                                              at least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned plus accrued interest
  risks of the securities in which it is                                              - The lending agents indemnify a Fund
  invested                                                                              against borrower default
                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses
                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the normal
                                                                                        settlement period

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing     - These holdings may offer more            - No Fund may invest more than 15% of net
  these holdings precisely                   attractive yields or potential growth      assets in illiquid holdings
- A Fund could be unable to sell these       than comparable widely traded            - To maintain adequate liquidity to meet
  holdings at the time or price desired      securities                                 redemptions, each Fund may hold
                                                                                        investment-grade short-term securities
                                                                                        (including repurchase agreements and
                                                                                        reverse repurchase agreements) and, for
                                                                                        temporary or extraordinary purposes,
                                                                                        may borrow from banks up to 33 1/3% of
                                                                                        the value of its total assets or draw
                                                                                        on a line of credit

SHORT-TERM TRADING
- Increased trading would raise a Fund's   - A Fund could realize gains in a short    - The Funds may use short-term trading to
  transaction costs                          period of time                             take advantage of attractive or
- Increased short-term capital gains       - A Fund could protect against losses if     unexpected opportunities or to meet
  distributions would raise shareholders'    a bond is overvalued and its value         demands generated by shareholder
  income tax liability                       later falls                                activity


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND**

                                                                                 YEAR      YEAR      YEAR      YEAR     YEAR
                                                                                ENDED     ENDED     ENDED     ENDED    ENDED
                                                                              8/31/02   8/31/01   8/31/00   8/31/99  8/31/98
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $ 10.98   $ 10.46   $ 10.42   $ 10.93  $ 10.85
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                       0.43      0.44      0.46      0.52     0.56

     Net gains or losses on securities (both realized and unrealized)            0.21      0.52      0.10     (0.39)    0.29
                                                                              -------   -------   -------   -------  -------
     Total from investment operations                                            0.64      0.96      0.56      0.13     0.85

   Less distributions:

     Dividends from net investment income                                        0.43      0.44      0.46      0.52     0.56

     Distributions from capital gains                                            0.04        --      0.06      0.12     0.21
                                                                              -------   -------   -------   -------  -------
     Total distributions                                                         0.47      0.44      0.52      0.64     0.77

Net asset value, end of period                                                $ 11.15   $ 10.98   $ 10.46   $ 10.42  $ 10.93
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     5.99%     9.35%     5.54%     1.15%    8.08%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                                  $ 1,155   $   728   $   694   $   729  $   717
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                0.66%     0.74%     0.57%     0.03%    0.02%
----------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                       3.88%     4.10%     4.49%     4.81%    5.10%
----------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits               0.74%     0.75%     0.66%     0.50%    0.50%
----------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings
       credits                                                                   3.80%     4.09%     4.40%     4.34%    4.62%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            71%       43%       60%       62%      71%
----------------------------------------------------------------------------------------------------------------------------

** Formerly Institutional Class.

JPMORGAN TAX FREE INCOME FUND**

                                                                                 YEAR      YEAR      YEAR      YEAR     YEAR
                                                                                ENDED     ENDED     ENDED     ENDED    ENDED
                                                                              8/31/02   8/31/01   8/31/00   8/31/99  8/31/98
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $  6.57   $  6.25   $  6.19   $  6.60  $  6.45
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                       0.28      0.29      0.30      0.34     0.35

     Net gains or losses on securities (both realized and unrealized)            0.08      0.32      0.06     (0.37)    0.21
                                                                              -------   -------   -------   -------  -------
     Total from investment operations                                            0.36      0.61      0.36     (0.03)    0.56

   Less distributions:

     Dividends from net investment income                                        0.28      0.29      0.30      0.34     0.35

     Distributions from capital gains                                              --        --        --      0.04     0.06
                                                                              -------   -------   -------   -------  -------
     Total distributions                                                         0.28      0.29      0.30      0.38     0.41

Net asset value, end of period                                                $  6.65   $  6.57   $  6.25   $  6.19  $  6.60
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     5.61%    10.00%     6.11%    (0.63%)   8.99%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in millions)                                  $   796   $   798   $   753   $   744  $   761
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                0.75%     0.74%     0.57%     0.03%    0.02%
----------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                       4.23%     4.56%     4.98%     5.25%    5.39%
----------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits               0.75%     0.76%     0.66%     0.50%    0.50%
----------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings
       credits                                                                   4.23%     4.54%     4.89%     4.78%    4.91%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            94%       57%       35%       39%      47%
----------------------------------------------------------------------------------------------------------------------------

** Formerly Institutional Class.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

          The Investment Company Act File No. is 811-7841 for the Funds

         (C) J.P. Morgan Chase & Co. All Rights Reserved. December 2002

                                                                 PR-MTFITFS-1202

                                 JPMORGAN FUNDS

                            MUTUAL FUND SELECT TRUST

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               DECEMBER 20, 2002


                   JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

              JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

                    JPMORGAN NEW JERSEY TAX FREE INCOME FUND

                         JPMORGAN TAX FREE INCOME FUND

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036


    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
December 20, 2002 offering shares of the Funds. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses, as the context requires. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated August 31, 2002. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


    For more information about the Funds, your account or for copies of the financial statements, simply call or write the JPMorgan Funds Service Center at:


Select, Classes A, B and C Shares:             Institutional Shares:

JPMorgan Funds Service Center                  JPMorgan Institutional Funds
P.O. Box 219392                                Service Center
Kansas City, MO 64121-9392                     500 Stanton Christiana Road
                                               Newark, Delaware 19713

1-800-348-4782                                 1-800-766-7722


                                                                    SAI-TFI-1202

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    5
Performance Information...........................   22
Net Asset Value...................................   27
Purchases, Redemptions, and Exchanges.............   28
Tax Matters.......................................   33
Fund Distributions................................   35
Trustees..........................................   38
Officers..........................................   43
Codes of Ethics...................................   45
Investment Adviser................................   45
Administrator.....................................   47
Distribution Plan.................................   48
Distributor.......................................   49
Shareholder Servicing Agents......................   51
Transfer Agent, Custodian and Independent
  Accountants.....................................   53
Certain Regulatory Matters........................   54
Expenses..........................................   54
Description of Shares, Voting Rights and
  Liabilities.....................................   55
Financial Statements..............................   56
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1
Appendix C--Information Concerning the State of
  New York........................................  C-1
Appendix D--Special Investment Considerations
  Relating to New Jersey Municipal Obligations....  D-1

                                   THE FUNDS


    Intermediate Tax Free Income Fund, Tax Free Income Fund, New York Intermediate Tax Free Income Fund and New Jersey Tax Free Income Fund (each a "Fund" and collectively, the "Funds") are series of Mutual Fund Select Trust (the "Trust"), an investment management company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), open-end management companies. The Trustees of the Trust have authorized the issuance and sale of up to five classes of shares as follows:



Intermediate Tax Free Income Fund:              Select, Institutional, and Class A

                                                Select, Institutional, Class A, Class B and
New York Intermediate Tax Free Income Fund:      Class C

Tax Free Income Fund:                           Select, Class A, Class B and Class C

New Jersey Tax Free Income Fund:                Select, Class A and Class B



    As of September 10, 2001, the former Institutional Shares of the Funds are known as Select Shares.



    Currently, each Fund offers the following classes of Shares:



Intermediate Tax Free Income Fund:              Select and Institutional

New York Intermediate Tax Free Income Fund:     Select, Institutional, Class A and Class B

Tax Free Income Fund:                           Select, Class A and Class B

New Jersey Tax Free Income Fund:                Select, Class A and Class B


    The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares." The fiscal year-end of the Funds in the Trust is August 31.

    On December 31, 1997, as a result of the conversion of various common trust funds maintained by Chase into the Vista Select funds (the "CTF Conversion"), the Intermediate Tax Free Income Fund was established to receive the assets of The Intermediate-Term Tax-Exempt Bond Fund of Chemical Bank, the New Jersey Tax Free Income Fund was established to receive the assets of The New Jersey Municipal Bond Fund of Chemical Bank, the New York Intermediate Tax Free Income Fund was established to receive the assets of the New York Tax-Exempt Income Fund of The Chase Manhattan Bank and the Tax Free Income Fund was established to receive the assets of The Tax-Exempt Bond Fund of Chemical Bank and the Tax-Exempt Income Fund of The Chase Manhattan Bank.

    Effective as of December 29, 1997, New York Tax Free Income Fund changed its name to New York Intermediate Tax Free Income Fund.

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                       FORMER NAME
--------                                       -----------
JPMorgan Intermediate Tax Free Income Fund     Chase Vista Select Intermediate Tax Free
 (Intermediate Tax Free Income Fund)            Income Fund

JPMorgan New York Intermediate Tax Free        Chase Vista Select New York Intermediate Tax
 Income Fund (New York Intermediate Tax Free    Free Income Fund
 Income Fund)

JPMorgan New Jersey Tax Free Income Fund (New  Chase Vista Select New Jersey Tax Free Income
 Jersey Tax Free Income Fund Fund)              Fund

JPMorgan Tax Free Income Fund (Tax Free        Chase Vista Select Tax Free Income Fund
 Income Fund)


    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of J.P. Morgan Fleming Asset Management (USA) Inc. ("Adviser" or "JPMFAM (USA)") and J.P. Morgan Chase & Co., or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES


    The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" have the meanings given to them in the relevant Fund's Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Ratings ("Fitch"), see Appendix B. For a general discussion of special investment considerations relating to investing in New York Municipal Obligations, see Appendix C.


    The management style emphasizes several key factors. Portfolio managers consider the security quality--that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond's yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Managers also use a computer model to simulate possible fluctuations in prices and yields if interest rates change. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and
(2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury,
(c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.


    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Funds in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.


    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic banks.



    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers that meet the Adviser's credit guidelines, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. In the event of insolvency by the seller under a repurchase agreement, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.



    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy. Concurrently, a Fund agrees to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.



    FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.



    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.



    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.



    INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), rated at an equivalent level by another national rating organization or, if unrated, determined by the Adviser to be of comparable quality.



    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securites to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Directors is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of Fund's total assets.



    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purpose of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.


    The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing administrative fees.



    ILLIQUID SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.


    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to buy and sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and Section 4(2) paper.

    STAND-BY COMMITMENTS. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

    The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

    The securities in which the Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits.

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Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. If variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

    ZERO COUPON AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

    Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.


    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Finally, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Funds.

    OPTIONS ON SECURITIES AND SECURITIES INDICES. The Funds may purchase, sell or exercise call and put options on (i) securities, (ii) securities indices, and
(iii) debt instruments.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.


    INTEREST RATE TRANSACTIONS. A Fund may employ interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, and interest rate swaps.



    The Funds will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate swap positions.


    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.


    A Fund may enter into interest rate swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.


    STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.


    When a Fund purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.


    In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions, which may not be changed without approval by a "majority of the outstanding shares" of a Fund. As used in this Statement of Additional Information, a "majority" means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

    Each Fund:

        (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

    In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

        (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

    LOWER RATED SECURITIES. Each Fund is permitted to invest in debt securities rated as low as Baa by Moody's or BBB by S&P or, if not rated, are determined to be of comparable quality. See "Appendix B" herein for a general description of Moody's and S&P ratings.

    The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's portfolio has been changed, the Adviser will consider all circumstances deemed relevant in determining whether the Fund or portfolio should continue to hold the security.

    A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

    Each Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Tax Matters."

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the Adviser to such Fund and who is appointed and supervised by senior officers of such adviser. Changes in the Funds' investments are reviewed by the Board of Trustees of the Trust. The Funds' portfolio managers may serve other clients of the Adviser in a similar capacity. Money market instruments are generally purchased in principal transactions.

    The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions.


    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the Adviser will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.


    The Funds' portfolio turnover rates for the two most recent fiscal years is as follows:



                                     8/31/01  8/31/02
                                     -------  -------
Intermediate Tax Free Income Fund        43%      71%
New York Intermediate Tax Free
  Income Fund                            33%      75%
New Jersey Tax Free Income Fund          48%      75%
Tax Free Income Fund                     57%      94%


    Under the advisory agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser is not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the Adviser. At present, no other recapture arrangements are in effect.


    Under the advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the advisory agreements.



    The advisory fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staff.



    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.



    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the distributor or any of its affiliates.



    The Funds paid the following brokerage commissions for the indicated periods:



                                                                                      COMMISSIONS
                                                                                    FROM AFFILIATED
                                  FISCAL YEAR      FISCAL YEAR      FISCAL YEAR     BROKER DEALERS
                                     ENDED            ENDED            ENDED       FISCAL YEAR ENDED
FUND                            AUGUST 31, 2000  AUGUST 31, 2001  AUGUST 31, 2002   AUGUST 31, 2002
----                            ---------------  ---------------  ---------------  -----------------
Intermediate Tax Free Income
  Fund                                    0                0          $25,498           $8,250
New York Intermediate Tax Free
  Income Fund                             0                0          $36,817           $  440
New Jersey Tax Free Income
  Fund                                    0                0          $ 1,298               --
Tax Free Income Fund                      0                0          $15,862               --

    SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, a Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.


    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.



    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.


    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.


    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.



    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.


    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                            PERFORMANCE INFORMATION


    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a

Fund may be compared to data prepared by Lipper Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Competitive Intermediate (1-17 maturities) Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International Europe Index or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.


    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.


    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. JPMFAM (USA), the Shareholder Servicing Agent, the Administrator, J.P. Morgan Fund Distributors, Inc. (the "Distributor") and other service providers may waive a portion of their fees. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.



    Each Fund presents performance information for each class there of since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.


    In connection with the conversion of various common trust funds maintained by Chase into the Vista Select funds (the "CTF Conversion"), which occurred on December 31, 1996, the Intermediate Tax Free Income Fund was established to receive the assets of The Intermediate-Term Tax-Exempt Bond Fund of Chemical Bank, the New Jersey Tax Free Income Fund was established to receive the assets of The New Jersey Municipal Bond Fund of Chemical Bank, the New York Intermediate Tax Free Income Fund was established to receive the assets of the New York Tax-Exempt Income Fund of The Chase Manhattan Bank and the Tax Free Income Fund was established to receive the assets of The Tax-Exempt Bond Fund of Chemical Bank and the Tax-Exempt Income Fund of The Chase Manhattan Bank.

    Performance results presented for the Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund will be based upon the performance of The Intermediate-Term Tax-Exempt Bond Fund of Chemical Bank, The New Jersey Municipal Bond Fund of Chemical Bank, the New York Tax-Exempt Income Fund of The Chase Manhattan Bank and The Tax-Exempt Bond Fund of Chemical Bank, respectively, for periods prior to the consummation of the CTF Conversion.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.


    Advertisements for the JPMorgan Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as the off-shore assets of other funds.



    Composite performance information shown in the Prospectuses has been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ("AIMR").



    Average annual total returns are calculated based on the following formulas:



        Average annual total returns (before taxes):


            P (1 + T) TO THE POWER OF n = ERV



        Average annual total returns (after taxes on distributions):


            P (1 + T) TO THE POWER OF n = ATV(D)



        Average annual total returns (after taxes on distributions and sale of Fund shares)


            P (1 + T) TO THE POWER OF n + ATV TO THE BASE OF DR



      Where:            P  =  a hypothetical initial payment of
                              $1,000.
                        T  =  average annual total return (before
                              taxes, after taxes on
                              distributions, or after taxes on
                              distributions and sale of Fund
                              shares, as applicable).
                        n  =  number of years
                      ERV  =  ending redeemable value of a
                              hypothetical $1,000 payment made at
                              the beginning of the 1-, 5-, or
                              10-year periods at the end of the
                              1-, 5-, or 10-year periods (or
                              fractional portion).
               ATV TO THE  =  ending value of a hypothetical
                BASE OF D     $1,000 payment made at the
                              beginning of the 1-, 5-, or 10-year
                              periods at the end of the 1-, 5-,
                              or 10-year periods (or fractional
                              portion), after taxes on fund
                              distributions but not after taxes
                              on redemption.
               ATV TO THE  =  ending value of a hypothetical
               BASE OF DR     $1,000 payment made at the
                              beginning of the 1-, 5-, or 10-year
                              periods at the end of the 1-, 5-,
                              or 10-year periods (or fractional
                              portion), after taxes on fund
                              distributions and redemption.

    From time to time, the Funds may quote performance in terms of before taxes, after taxes and after tax on distributions and sales of Fund shares of annual total returns in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling the numbers provided on the cover page of this SAI. See also the Prospectuses.



                          AVERAGE ANNUAL TOTAL RETURNS
      (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)



                                     FISCAL PERIODS ENDED 8/31/02
                                     ----------------------------
FUND                                 1 YEAR   5 YEARS   10 YEARS
----                                 -------  --------  ---------
Intermediate Tax Free Income Fund
    Select Shares - before taxes      5.99%     5.98%      6.20%
    Select Shares - after taxes on
      distributions                   5.91%     5.77%       N/A(1)
    Select Shares - after taxes on
      distributions and sale of
      fund shares                     5.27%     5.64%       N/A(1)
    Institutional Shares - before
      taxes                           6.15%     6.01%      6.22%
    Institutional Shares - after
      taxes on distributions          6.07%     5.80%       N/A(1)
    Institutional Shares - after
      taxes on distributions and
      sale of fund shares             5.43%     5.67%       N/A(1)
-----------------------------------------------------------------
New York Intermediate Tax Free
  Income Fund
    Select Shares - before taxes      4.99%     5.86%      5.88%
    Select Shares - after taxes on
      distributions                   4.94%     5.73%       N/A(1)
    Select Shares - after taxes on
      distributions and sale of
      fund shares                     4.49%     5.55%       N/A(1)
    Institutional Shares - before
      taxes                           5.27%     5.92%      5.91%
    Institutional Shares - after
      taxes on distributions          5.22%     5.78%       N/A(1)
    Institutional Shares - after
      taxes on distributions and
      sale of fund shares             4.76%     5.60%       N/A(1)
    Class A Shares - before taxes     0.30%     4.88%      5.38%
    Class A Shares - after taxes on
      distributions                   0.25%     4.75%       N/A(1)
    Class A Shares - after taxes on
      distributions and sale of
      fund shares                     1.57%     4.72%       N/A(1)
    Class B Shares - before taxes    -0.92%     5.25%      5.74%
    Class B Shares - after taxes on
      distributions                  -0.97%     5.12%       N/A(1)
    Class B Shares - after taxes on
      distributions and sale of
      fund shares                     0.51%     5.00%       N/A(1)
-----------------------------------------------------------------
New Jersey Tax Free Income Fund
    Select Shares - before taxes      5.82%     6.10%      5.80%
    Select Shares - after taxes on
      distributions                   5.25%     5.88%       N/A(1)
    Select Shares - after taxes on
      distributions and sale of
      fund shares                     5.16%     5.74%       N/A(1)
    Class A Shares - before taxes     1.14%     5.15%      5.32%
    Class A Shares - after taxes on
      distributions                   0.60%     4.93%       N/A(1)
    Class A Shares - after taxes on
      distributions and sale of
      fund shares                     2.17%     4.94%       N/A(1)
    Class B Shares - before taxes     0.45%     5.71%      5.76%
    Class B Shares - after taxes on
      distributions                  -0.12%     5.49%       N/A(1)
    Class B Shares - after taxes on
      distributions and sale of
      fund shares                     1.72%     5.41%       N/A(1)
-----------------------------------------------------------------

                                     FISCAL PERIODS ENDED 8/31/02
                                     ----------------------------
FUND                                 1 YEAR   5 YEARS   10 YEARS
----                                 -------  --------  ---------
Tax Free Income Fund
    Select Shares - before taxes      5.61%     5.95%      6.22%
    Select Shares - after taxes on
      distributions                   5.61%     5.85%       N/A(1)
    Select Shares - after taxes on
      distributions and sale of
      fund shares                     5.11%     5.71%       N/A(1)
    Class A Shares - before taxes     0.88%     4.98%      5.73%
    Class A Shares - after taxes on
      distributions                   0.88%     4.88%       N/A(1)
    Class A Shares - after taxes on
      distributions and sale of
      fund shares                     2.08%     4.89%       N/A(1)
    Class B Shares - before taxes    -0.31%     5.37%      6.09%
    Class B Shares - after taxes on
      distributions                  -0.31%     5.27%       N/A(1)
    Class B Shares - after taxes on
      distributions and sale of
      fund shares                     1.01%     5.18%       N/A(1)
-----------------------------------------------------------------



(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.


                                YIELD QUOTATIONS


    Yields are calculated based on the following formula:



    Yield = 2 [(a - b + 1)TO THE POWER OF 6 - 1]
                -----
                 cd



    Where:



    a  =  dividends and interest earned during the period.



    b  =  expenses accrued for the period (net of reimbursements).



    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.



    d  =  the maximum offering price per share on the last day of the period.


    The Funds will not quote yields for periods prior to the consummation of the CTF Reorganization.


    The SEC yields of the Funds for the thirty-day period as of the August 31, 2002 fiscal year end were as follows:



                                                        TAX EQUIVALENT
FUND                                      30-DAY YIELD   30-DAY YIELD
----                                      ------------  --------------
Intermediate Tax Free Income Fund
    Select Shares                              2.72%           4.43%
    Institutional Shares                       2.88%           4.69%
----------------------------------------------------------------------
New York Intermediate Tax Free Income
  Fund
    Select Shares                              2.71%           4.64%
    Institutional Shares                       2.93%           5.02%
    A Shares                                   2.56%           4.39%
    B Shares                                   1.88%           3.22%
----------------------------------------------------------------------

                                                        TAX EQUIVALENT
FUND                                      30-DAY YIELD   30-DAY YIELD
----                                      ------------  --------------
New Jersey Tax Free Income Fund
    Select Shares                              2.63%           4.47%
    A Shares                                   2.27%           3.86%
    B Shares                                   1.89%           3.23%
----------------------------------------------------------------------
Tax Free Income Fund
    Select Shares                              3.00%           4.89%
    A Shares                                   2.86%           4.66%
    B Shares                                   2.11%           3.44%
----------------------------------------------------------------------



    The tax equivalent yields assume a federal income tax rate of 38.6% for the Intermediate Tax Free Income Fund, a combined New York State, New York City and federal income tax rate of 45.21% for the New York Intermediate Tax Free Income Fund, a combined New Jersey State and federal income tax rate of 41.14% for the New Jersey Tax Free Income Fund and a federal income rate of 38.6% for the Tax Free Income Fund.


                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time stated in each Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.


    The net asset value of a class of a Fund is equal to the value of such class's pro rata portion of a Fund's investments less the class's pro rata portion of a Fund's liabilites Fund. The following is a discussion of the procedures used by the Funds in valuing their assets.



    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund's Adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.


    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.


    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions.



    Short-term investment(s) which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.


    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counter party or third-party broker.


    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.


    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                     PURCHASES, REDEMPTIONS, AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that an investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the Funds' transfer agent (the "Transfer Agent"), may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if the investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    Each investor in a Fund, may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 4.50% sales charge on Class A Shares is set forth below:

                                       SALES CHARGE AS
                                           A % OF:            AMOUNT OF SALES
                                     --------------------   CHARGE REALLOWED TO
AMOUNT OF TRANSACTION                OFFERING  NET AMOUNT  DEALERS AS A % OF THE
AT OFFERING PRICE ($)                 PRICE     INVESTED      OFFERING PRICE
---------------------                --------  ----------  ---------------------
Under 100,00                            4.50       4.71                 4.00
100,000 but under 250,000               3.75       3.90                 3.25
250,000 but under 500,000               2.50       2.56                 2.25
500,000 but under 1,000,000             2.00       2.04                 1.75

    There is no initial sales charge on purchases of Class A Shares of $1 million or more.

    At times the Funds' distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the 1933 Securities Act.

    The Distributor pays broker-dealers commissions on net sales of Class A Shares of the Funds of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.



    Effective January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.



    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all the shares that it owns on behalf of participants within 12 months of the purchase date.


    Investors may be eligible to buy Class A Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

    Investors in Class A Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares in the Fund with purchases of Class A Shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan Money Market Fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of these Funds being purchased by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan Money Market Fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A Shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares with no initial sales charge for as long as they continue to own Class A Shares of any JPMorgan Fund, provided there is no change in account registration.


    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in a Fund at NAV next determined subject to a written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the Shares (not in excess of the redemption), and Shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their Shares and paid a CDSC with such redemption may purchase Class A Shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C Shares.


    Investors may exchange their shares for shares of the same class of other JPMorgan Funds at net asset value, beginning 15 days after the purchase of such shares. The Funds reserve the right to limit the number of exchanges or to refuse an exchange and may terminate the Exchange Privilege. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.


    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.


    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period as defined below.


    Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excesss of their redemption proceeds). At the time of the conversion the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                                  TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").



    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.



    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivable or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Policies and Restrictions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.


    Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having a market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.


    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                   EXCISE TAX ON REGULATED INVESTMENT COMPANY


    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year) (Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporate shareholders of a Fund.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.


    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term captial gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.


    Each Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from a Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

    AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

    Net investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a

Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income property, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES


    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.


                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U. S. trade or business carried on by such shareholder.


    If the income from a Fund is not effectively connected with a U. S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U. S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U. S. federal income tax on gains realized on the sale of shares of a Fund, exempt-interest dividends, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.



    If the income from a Fund is effectively connected with a U. S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.
S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U. S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U. S. government securities (such as U. S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U. S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U. S. government securities unless the RIC holds at least a required amount of U. S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U. S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U. S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U. S. government securities. To the extent that a Fund invests to a substantial degree in U. S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U. S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                                    TRUSTEES



    The names of the Trustees of the Funds, together with information regarding their date of birth ("DOB"), positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                   NUMBER OF
                                                                 PORTFOLIOS IN
            NAME (DOB);                                         FUND COMPLEX (1)
          POSITIONS WITH               PRINCIPAL OCCUPATIONS      OVERSEEN BY     OTHER DIRECTORSHIPS HELD
         THE FUNDS (SINCE)              DURING PAST 5 YEARS         TRUSTEE         OUTSIDE FUND COMPLEX
-----------------------------------  -------------------------  ----------------  -------------------------
William J. Armstrong                 Retired;                         75          None
(12/04/1941);                        Vice-President &
Trustee (2001)                       Treasurer of
                                     Ingersoll-Rand Company

                                                                   NUMBER OF
                                                                 PORTFOLIOS IN
            NAME (DOB);                                         FUND COMPLEX (1)
          POSITIONS WITH               PRINCIPAL OCCUPATIONS      OVERSEEN BY     OTHER DIRECTORSHIPS HELD
         THE FUNDS (SINCE)              DURING PAST 5 YEARS         TRUSTEE         OUTSIDE FUND COMPLEX
-----------------------------------  -------------------------  ----------------  -------------------------
Roland E. Eppley, Jr.                Retired                          75          Trustee of Janel
(04/01/1932);                                                                     Hydraulics, Inc.
Trustee (2001)                                                                    (1993-Present)

Ann Maynard Gray                     Vice-President of Capital        75          Director of Duke Energy
(08/22/1945);                        Cities/ ABC, Inc.                            Corporation
Trustee (2001)                       (1986-1998); President of                    (1997-Present); Director
                                     Diversified Publishing                       of Elan Corporation, plc
                                     Group (1991-1997)                            (2001-Present); Director
                                                                                  of The Phoenix Companies
                                                                                  (2002)

Matthew Healey                       Retired; Chief Executive         75          None
(08/23/1937); Trustee and President  Officer of certain J.P.
of the Board Trustees (1996)         Morgan Fund trusts
                                     (1982-2001)

Fergus Reid, III                     Chairman & Chief                 75          Trustee of 16 Morgan
(08/12/1932);                        Executive Officer of                         Stanley Funds
Chairman of the Board of Trustees    Lumelite Corporation                         (1995-Present)
and Trustee (2001)

James J. Schonbachler                Retired; Managing                75          Director of Jonathans
(01/26/1943);                        Director of Bankers Trust                    Landing Golf Club, Inc.
Trustee (2001)                       Company (financial                           (2001-Present)
                                     services) (1968-1998);
                                     Group Head and Director
                                     of Bankers Trust, A.G.,
                                     Zurich and BT Brokerage
                                     Corp. (financial
                                     services)

Robert J. Higgins                    Retired; Fleet Boston            75          Providian Financial Corp.
(10/09/1945);                        Financial President -                        - Director
Trustee (2002)                       Consumer Banking and                         (2002-Present); Lincoln
                                     Investment Services                          Center for Performing
                                     (1971-2002)                                  Arts - Trustee (March
                                                                                  1999-Present); Rhode
                                                                                  Island School of
                                                                                  Design - Trustee
                                                                                  (November 2001-Present)

INTERESTED TRUSTEES

Leonard M. Spalding                  Retired; Chief Executive         75          Director of Greenview
(07/20/1935);                        Officer of Chase Mutual                      Trust Co.
Trustee (2001)*                      Funds (1989-1998);
                                     President & Chief
                                     Executive Officer of
                                     Vista Capital Management
                                     (investment management);
                                     Chief Investment
                                     Executive of Chase
                                     Manhattan Private Bank
                                     (investment management)



(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended August 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met once during the fiscal year ended August 31, 2002. The members of the Investment Committee are
Messrs. Spalding (Chairman) and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year ended August 31, 2002. The members of the Governance Committee as of April 17, 2002, are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by Shareholders, but has no procedures in place currently for doing such. The Governance Committee met once during the fiscal year end August 31, 2002.



    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Fund and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the Family of Investment Companies (1):



                                                                                           AGGREGATE OWNERSHIP OF ALL
                                                                                             REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                                        OWNERSHIP OF                          TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                                          THE FUNDS                            INVESTMENT COMPANIES
---------------                           ----------------------------------------  ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                        None                                 Over $100,000
Roland E. Eppley, Jr.                                       None                                 Over $100,000
Ann Maynard Gray                                            None                                $10,001-$50,000
Matthew Healey                                              None                                 Over $100,000
Fergus Reid, III                                            None                                 Over $100,000
James J. Schonbachler                                       None                                $50,001-$100,000
Robert J. Higgins                                           None
INTERESTED TRUSTEES
Leonard M. Spalding                                         None                                 Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 10 investment companies.

    As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.



    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan

Fund Complex, Mr. Healey is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.



    Trustee aggregate compensation paid by the Fund and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below:



                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS



                                                NEW YORK
                                INTERMEDIATE  INTERMEDIATE  NEW JERSEY
                                  TAX FREE      TAX FREE     TAX FREE     TAX FREE
NAME OF TRUSTEE                 INCOME FUND   INCOME FUND   INCOME FUND  INCOME FUND
---------------                 ------------  ------------  -----------  -----------
INDEPENDENT TRUSTEES
William J. Armstrong               $1,358        $  639        $108        $1,113
Roland E. Eppley, Jr.               1,369           645         109         1,127
Ann Maynard Gray                      587           262          35           367
Matthew Healey                        826           369          46           488
Fergus Reid, III                    3,043         1,435         249         2,568
James J. Schonbachler                 587           262          35           366
Robert J. Higgins                       0             0           0             0
INTERESTED TRUSTEES
Leonard M. Spalding                   138            70           6            69



                                              PENSION OR             TOTAL
                                              RETIREMENT       COMPENSATION PAID
                                          BENEFITS ACCRUED BY        FROM
NAME OF TRUSTEE                            THE FUND COMPLEX*     FUND COMPLEX
---------------                           -------------------  -----------------
INDEPENDENT TRUSTEES
William J. Armstrong, Trustee                   $30,616            $106,500
Roland R. Eppley, Jr., Trustee                  $44,137            $107,500
Ann Maynard Gray, Trustee                      N/A                 $100,000
Matthew Healey, Trustee and President of
  the Board of Trustees (1)                    N/A                 $116,665
Fergus Reid, III, Trustee and Chairman
  of the Board of Trustees                      $85,527            $240,415
James J. Schonbachler, Trustee                 N/A                 $100,000
Robert J. Higgins, Trustee                            0                   0
INTERESTED TRUSTEES
Leonard M. Spalding, Trustee                    $27,891            $102,000



  * On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan for Eligible Trustees.
(1) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $115,000, contributed $17,250 to a defined contribution plan on his behalf and paid $11,000 in insurance premiums for his benefit.




    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid, and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.



    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.



    The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS



    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees. The officers hold office until a successor has been elected and duly qualified.



    The names of the officers of the Fund, together with their DOB, information regarding their positions held with the Fund, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



         NAME (DOB);
     POSITIONS HELD WITH                      PRINCIPAL OCCUPATIONS
      THE FUNDS (SINCE)                        DURING PAST 5 YEARS
------------------------------  --------------------------------------------------
George Gatch                    Managing Director, J.P. Morgan Investment
(12/21/1962);                   Management Inc. and J.P. Morgan Fleming Asset
President (2001)                Management (USA) Inc.; Head of J.P. Morgan
                                Fleming's U.S. Mutual Funds and Financial
                                Intermediaries Business ("FFI"); he has held
                                numerous positions throughout the firm in business
                                management, marketing and sales.

David Wezdenko                  Managing Director, J.P. Morgan Investment
(10/02/1963);                   Management Inc. and J.P. Morgan Fleming Asset
Treasurer (2001)                Management (USA) Inc.; Chief Operating Officer for
                                FFI; since joining J.P. Morgan Chase in 1996, he
                                has held numerous financial and operation related
                                positions supporting the J.P. Morgan pooling funds
                                business.

Sharon Weinberg                 Managing Director, J.P. Morgan Investment
(06/15/1959);                   Management Inc. and J.P. Morgan Fleming Asset
Secretary (2001)                Management (USA) Inc.; Head of Business and
                                Product Strategy for FFI; since joining J.P.
                                Morgan Chase in 1996, she has held numerous
                                positions throughout the asset management business
                                in mutual funds marketing, legal and product
                                development.

Michael Moran                   Vice President, J.P. Morgan Investment Management
(07/14/1969);                   Inc. and J.P. Morgan Fleming Asset Management
Vice President and Assistant    (USA) Inc.; Chief Financial Officer of FFI.
Treasurer (2001)

Stephen Ungerman                Vice President, J.P. Morgan Investment Management
(06/02/1953);                   Inc. and J.P. Morgan Fleming Asset Management
Vice President And Assistant    (USA) Inc.; Head of the Fund Service Group within
Treasurer (2001)                Fund Administration; prior to joining J.P. Morgan
                                Chase in 2000, he held a number of senior
                                management positions in Prudential Insurance Co.
                                of America's asset management business, including
                                Assistant General Counsel, Tax Director, and Co-
                                head of Fund Administration Department;
                                Mr. Ungerman was also the Assistant Treasurer of
                                all mutual funds managed by Prudential.

Judy R. Bartlett                Vice President and Assistant General Counsel, J.P.
(05/29/1965);                   Morgan Investment Management Inc. and J.P. Morgan
Vice President And Assistant    Fleming Asset Management (USA) Inc., since
Secretary (2001)                September 2000; from August 1998 through August
                                2000, she was an attorney at New York Life
                                Insurance Company where she served as Assistant
                                Secretary for the Mainstay Funds; from October
                                1995 through July 1998, Ms. Bartlett was an
                                associate at the law firm of Willkie Farr &
                                Gallagher.

         NAME (DOB);
     POSITIONS HELD WITH                      PRINCIPAL OCCUPATIONS
      THE FUNDS (SINCE)                        DURING PAST 5 YEARS
------------------------------  --------------------------------------------------
Joseph J. Bertini               Vice President and Assistant General Counsel, J.P.
(11/04/1965);                   Morgan Investment Management Inc. and J.P. Morgan
Vice President and Assistant    Fleming Asset Management (USA) Inc.; prior to
Secretary (2001)                October of 1997, he was an attorney in the Mutual
                                Fund Group at SunAmerica Asset Management Inc.

Thomas J. Smith                 Vice President, Head of Compliance for J.P. Morgan
(06/24/1955);                   Chase & Co.'s asset management business in the
Vice President and Secretary    Americas. An employee since 1996, he previously
(2002)                          worked in the Investment Management -- Risk
                                Management/Compliance group for the Chase
                                Manhattan Assistant Corporation.

Paul M. DeRusso                 Vice President, J.P. Morgan Investment Management
(12/03/1954);                   Inc. and J.P. Morgan Fleming Asset Management
Assistant Treasurer (2001)      (USA) Inc.; Manager of the Budgeting and Expense
                                Group of Funds Administration Group.

Lai Ming Fung                   Associate, J.P. Morgan Investment Management Inc.
(09/08/1974);                   and J.P. Morgan Fleming Asset Management (USA)
Assistant Treasurer (2001)      Inc.; Budgeting Analyst for the Budgeting and
                                Expense Group of Funds Administration Group.

Mary Squires                    Vice President, J.P. Morgan Investment Management
(01/08/1955);                   Inc. and J.P. Morgan Fleming Asset Management
Assistant Treasurer (2001)      (USA) Inc.; Ms. Squires has held numerous
                                financial and operations positions supporting the
                                J.P. Morgan Chase organization complex.

Nimish S. Bhatt                 Senior Vice President of Fund Administration and
(06/06/1963);                   Financial Services of BISYS Investment
Assistant Treasurer (2001)*     Services, Inc. since November 2000; various
                                positions held within BISYS since 1996, including
                                Vice President and Director of International
                                Operation, Vice President of Financial
                                Administration and Vice President of Tax.

Arthur A. Jensen                Vice President of Financial Services of BISYS
(09/28/1966);                   Investment Services, Inc., since June 2001;
Assistant Treasurer (2001)*     formerly Section Manager at Northern Trust Company
                                and Accounting Supervisor at Allstate Insurance
                                Company.

Martin R. Dean                  Vice President of Administration Services of BISYS
(11/27/1963);                   Investment Services, Inc.
Assistant Treasurer (2001)*

Alaina Metz                     Chief Administrative Officer of BISYS Fund
(04/07/1967);                   Services, Inc.; formerly, Supervisor of the Blue
Assistant Secretary (2001)*     Sky Department of Alliance Capital Management L.P.

Lisa Hurley                     Executive Vice President and General Counsel of
(05/29/1955);                   BISYS Fund Services, Inc.; formerly Counsel to
Assistant Secretary (2001)**    Moore Capital Management and General Counsel to
                                Global Asset Management and Northstar Investments
                                Management.



  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 **  The contact address for the officer is 90 Park Avenue, New York, NY 10016.




    As of November 30, 2002, the officers and Trustees as a group owned less than 1% of the shares of any class of any of the Funds.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER


    Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), JPMFAM (USA) acts as investment adviser of the Funds providing investment advice and supervision. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.


    Prior to February 28, 2001, The Chase Manhattan Bank was the adviser to the Funds and Chase Fleming Asset Management was the sub-adviser and handled the day to day management of the Funds.

    Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities law or regulations thereunder of any state in which the shares of the Funds are qualified for sale as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


    JPMFAM (USA) is a wholly-owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. JPMFAM (USA) is registered with the Securities and Exchange Commission as an investment adviser. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM (USA) is located at 522 Fifth Avenue, New York, New York 10036.


    In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to annual of 0.30% of a Fund's average daily net assets specified in the relevant Prospectuses. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.


    For the most recent fiscal years, the Funds' investment adviser earned advisory fees, and voluntarily waived the amounts in parentheses as follows (amounts in thousands):



                                     8/31/00  8/31/01  8/31/02
                                     -------  -------  -------
Intermediate Tax Free Income         $2,110   $2,121   $5,084
Fund                                   (429)       0       --
--------------------------------------------------------------
New York Intermediate Tax               836    1,010    2,643
Free Income Fund                       (174)       0       --
--------------------------------------------------------------
New Jersey Tax Free Income              202      237      241
Fund                                    (40)       0       --
--------------------------------------------------------------
Tax Free Income Fund                  2,201    2,420    2,546
                                       (438)       0       --
--------------------------------------------------------------



                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS



    The Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the advisory agreement for each Fund.



    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.



    In approving the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Fund's Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the

Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.



    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.



                                 ADMINISTRATOR



    Pursuant to an Administration Agreement, dated September 10, 2001, between the Trust, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.



    JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.



    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.



    Prior to September 10, 2001, pursuant to an Administration Agreement with the Trust on behalf of its Funds, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under this administration agreement, the administrator received 0.10% of the average daily net assets of the Funds.



    The table below sets forth the administrative and co-administrative fees paid or accrued to JPMorgan Chase Bank, Morgan Guaranty Trust Company of New York or FDI, as applicable, and (the amounts voluntarily waived are in parentheses) for the three most recent fiscal years (amounts in thousands):



                             YEAR ENDED       YEAR ENDED        YEAR ENDED
                               8/31/00          8/31/01          8/31/02
                           ---------------  ---------------  ----------------
                            PAID/            PAID/            PAID/
FUND                       ACCRUED  WAIVED  ACCRUED  WAIVED  ACCRUED  WAIVED
----                       -------  ------  -------  ------  -------  -------
Intermediate Tax Free
  Income Fund               $703      143    $707        0   $2,542   $(1,184)
New York Intermediate Tax
  Free Income Fund          $285      (58)   $337        0   $1,322   $  (129)
New Jersey Tax Free
  Income Fund               $ 67      (13)   $ 79        0   $  121   $   (29)
Tax Free Income Fund        $774     (146)   $807        0   $1,273        --


                               DISTRIBUTION PLAN


    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B, and C shares of the Funds, which provides that such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JP Morgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the distribution plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.



    Class A shares pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.



    No class of Shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of Shares of such Fund. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.


    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


    Expenses paid by the Distributor related to the distribution of Fund shares during the fiscal year ended August 31, 2002 were as follows:



                                       NEW YORK
                                     INTERMEDIATE    NEW JERSEY     TAX FREE
                                     TAX FREE FUND  TAX FREE FUND  INCOME FUND
                                     -------------  -------------  -----------
Advertising and sales literature       $  7,072            0         $ 2,994
Printing, production and mailing of
  prospectuses and shareholder
  reports to other than current
  shareholders                         $ 18,019         $  5         $10,662
Compensation to dealers                $ 38,196         $  1         $34,405
Compensation to sales personnel        $  3,867         $  3         $ 1,569
B Share financing charges              $116,769         $105         $47,152
Equipment, supplies and other
  indirect distribution-related
  expenses                             $  1,434            0         $   557


                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, dated April 11, 2001 the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.


    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the J.P. Morgan Fund Distributors, Inc. are located at 522 Fifth Avenue, New York, NY 10036.



    Prior to September 10, 2001 and pursuant to a Distribution and Sub-Administration Agreement with the Funds, a predecessor to the Distributor served as the Fund's sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each Fund.



    For the three most recent fiscal years, the Distributor earned the following fees, and waived the amounts in parentheses (amounts in thousands):



                                     8/31/00  8/31/01  8/31/02
                                     -------  -------  -------
Intermediate Tax Free Income             0         0       --
Fund                                     0         0       --
--------------------------------------------------------------
New York Intermediate Tax                0       153      455
Free Income Fund                         0      (107)    (338)
--------------------------------------------------------------
New Jersey Tax Free Income               0         0       --
Fund                                     0         0       --
--------------------------------------------------------------
Tax Free Income Fund                     0       107      199
                                         0       (72)    (151)
--------------------------------------------------------------

    Under a prior arrangement that terminated on September 9, 2001, the Sub-Administrator earned the following fees and waived the amounts in parentheses for the fiscal years indicated (amounts in thousands):



                                                             9/1/00
                                     YEAR ENDED  YEAR ENDED  THROUGH
FUND                                  8/31/99     8/31/00    9/9/01
----                                 ----------  ----------  -------
Intermediate Tax Free Income Fund      $ 367        $352      $354
                                        (337)        (62)       --
--------------------------------------------------------------------
New York Intermediate Tax Free         $ 147        $142      $168
  Income Fund                           (135)        (79)      (99)
--------------------------------------------------------------------
New Jersey Tax Free Income Fund        $  35        $ 33      $ 40
                                         (35)        (25)      (32)
--------------------------------------------------------------------
Tax Free Income Fund                   $ 382        $367      $403
                                        (351)        (63)       --
--------------------------------------------------------------------



                          SHAREHOLDER SERVICING AGENTS



    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust on behalf of each of the Funds has entered into a shareholder servicing agreement (a "Servicing Agreement") with JPMorgan Chase Bank, (the "Shareholder Servicing Agent") to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.



    In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Shares and a fee of 0.10% for the Institutional Shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis. For the most recent fiscal periods the Shareholder Servicing Agent earned fees and voluntarily waived the amounts in parentheses as follows (amounts in thousands):



                                     1/3/00   8/31/00  8/31/01
                                     THROUGH  THROUGH  THROUGH
FUND                                 8/31/00  8/31/01  8/31/02
----                                 -------  -------  -------
Intermediate Tax Free Income Fund
    Select Shares                     1,156    1,768    2,740
    Select Shares - waiver               --       --      (35)
    Institutional Shares                                  599
    Institutional Shares - waiver                         (83)
--------------------------------------------------------------
New York Intermediate Tax Free
  Income Fund
    Select Shares                       468      720    1,141
    Select Shares - waiver               --       --     (126)
    Institutional Shares                                  274
    Institutional Shares - waiver                        (272)
    Class A Shares                               107      338
    Class A Shares - waiver                      (61)    (112)
    Class B Shares                                15       39
    Class B Shares - waiver                       --       --
--------------------------------------------------------------
New Jersey Tax Free Income Fund
    Select Shares                       112      198      201
    Select Shares - waiver              (51)    (102)     (80)
    Class A Shares
    Class A Shares - waiver
    Class B Shares
    Class B Shares - waiver
--------------------------------------------------------------
Tax Free Income Fund
    Select Shares                     1,218    1,933    1,955
    Select Shares - waiver               --       --      (42)
    Class A Shares                                72      151
    Class A Shares - waiver                      (61)     (92)
    Class B Shares                                12       16
    Class B Shares - waiver                       (3)      (1)
--------------------------------------------------------------


    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.


    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.



                                 TRANSFER AGENT


    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.


                                   CUSTODIAN



    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of each of the Advisers to the Funds.



    For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first
$10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.



    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.



    For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).



    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.



                            FINANCIAL PROFESSIONALS



    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the clients' other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies, and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.



    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMorgan Chase Bank.



    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.


                            INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.


                           CERTAIN REGULATORY MATTERS


    JPMorgan Chase Bank and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. JPMorgan Chase Bank and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. JPMorgan Chase Bank and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. JPMorgan Chase Bank will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which JPMorgan Chase Bank or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. JPMorgan Chase Bank has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of JPMorgan Chase Bank, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of JPMorgan Chase Bank. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, JPMorgan Chase Bank and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.


                                    EXPENSES


    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.



    JPMorgan Chase Bank has agreed that it will reimburse each Fund as described in the Prospectuses.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    As of September 10, 2001, the Select Shares were renamed "Institutional Shares" and a new class called Institutional Shares was introduced.


    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund currently issues multiple classes of shares but may, in the future, offer other classes. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                               PRINCIPAL HOLDERS


    As of November 30, 2002, the following persons owned of record, or were known by the Trust to own beneficially 5% or more of the outstanding shares of the following Funds:



FUND AND CLASS OF SHARES      NAME AND ADDRESS OF SHAREHOLDER       PERCENTAGE HELD
------------------------  ----------------------------------------  ---------------
NEW YORK INTERMEDIATE     CHARLES SCHWAB & CO INC                           7.54%
TAX FREE INCOME FUND      SPECIAL CUSTODY ACCOUNT FOR
Institutional Class       BENEFIT OF CUSTOMERS
Shares                    ATTN: MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA 94104-4122

                          MGT CO OF NEW YORK AS AGENT                       6.11%
                          FOR TRUST U/W OF L H P KLOTZ FBO
                          RUTH KLOTZ
                          ATTN: SPECIAL PRODUCTS 2 OPS/3
                          500 STANTON CHRISTIANA ROAD
                          NEWARK DE 19713-2107

                          JPMIM AS AGENT FOR INTERPUBLIC                    5.63%
                          BENEFIT PROTECTION PLAN
                          ATTN TERESA O'HANLON
                          522 5TH AVE
                          NEW YORK NY 10036-7601

                          MORGAN GUARANTY TR CO OF NY                       5.24%
                          AS AGENT FOR GILLAN ATTFIELD
                          AND ANNE HUBBARD
                          ATTN: SPECIAL PRODUCTS 2 OPS/3
                          500 STANTON CHRISTIANA ROAD
                          NEWARK DE 19713-2107

                          MORGAN GUARANTY TR CO OF NY                       5.01%
                          AS AGENT FOR GILLAN ATTFIELD
                          AND ANNE HUBBARD
                          ATTN: SPECIAL PRODUCTS 2 OPS/3
                          500 STANTON CHRISTIANA ROAD
                          NEWARK DE 19713-2107

TAX FREE INCOME FUND      NFSC FEBO #C1B-286109                             7.98%
Class A Shares            JGL PARTNERS L P
                          23 CORNELL WAY
                          MONTCLAIR NJ 07043-2505


                              FINANCIAL STATEMENTS


    The Annual Report to Shareholders of each Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year-ended August 31, 2002 (Accession No. 0000912057-01-537405) are incorporated by reference.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the SmallBusiness Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                            DESCRIPTION OF RATINGS*

    The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

DESCRIPTION OF MOODY'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

    MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

-------------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

    MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

    MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                                  DEMAND BONDS

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2--Satisfactory capacity to pay principal and interest.

    SP-3--Speculative capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

     DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

    A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

          DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

    ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                      DEMAND BONDS MUNICIPAL BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

    A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM RATIONS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

    F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.

                                   APPENDIX C



   THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF
       NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF
      THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT
              (INCLUDING THIS STATEMENT OF ADDITIONAL INFORMATION)
                            IS TRUTHFUL OR COMPLETE.
                  INFORMATION CONCERNING THE STATE OF NEW YORK



    Appendix C contains the Annual Information Statement of the State of New York (AIS), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.



    The AIS set forth in this Appendix C is dated June 3, 2002 and contains information only through that date. It has been updated on November 14, 2002 for specified information only through that date. Appendix C sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economics and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705. An informational copy of the AIS is available on the Internet at http://www.state.ny.us/dob.



    The General Purpose Financial Statements of the State of New York for the State fiscal year ended March 31, 2002 were prepared by the State Comptroller in accordance with generally accepted accounting principles and independently audited in accordance with generally accepted auditing standards. The General Purpose Financial Statements were issued in July 2002 and have been referred to or set forth thereafter in appendices of information concerning the State in official statements of the State and certain of its public authorities. The General Purpose Financial Statements of the State for the State fiscal year ended March 31, 2002 may be obtained by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236 Tel: (518) 474-4015.

                 UPDATE TO THE ANNUAL INFORMATION STATEMENT OF
                             THE STATE OF NEW YORK
                               NOVEMBER 14, 2002



    This quarterly update to the AIS (the "Update") of the State of New York is dated November 14, 2002 and contains information only through that date. It is the second quarterly update to the AIS of the State of New York dated June 3, 2002, and contains the following:



    - A review of the second quarterly update to the cash-basis 2002-03 State Financial Plan, including operating results through September 30, 2002;



    -  A discussion of the national and State economies;



    - Special considerations highlighting the increasing risks to the State's Financial Plan;



    - A summary of the State's GAAP-basis projections for 2002-03 and GAAP operating results for 2001-02;



    - Updated information about the State's five-year Capital Program and Financing Plan and its performance under the debt caps established by the Debt Reform Act of 2000;



    -  Information on the State Retirement System;



    -  An update on certain authorities and localities; and



    - A summary of events since the date of the AIS related to litigation against the State.



    Readers may obtain the AIS, updates and any supplements or DGNs by contacting the Division of the Budget ("DOB"), State Capitol, Albany, NY 12224,
(518) 473-8705, or the Office of the State Comptroller ("OSC"), 110 State Street, Albany, NY 12236, (518) 474-4015. Informational copies of the AIS, updates and supplements are also available electronically on the DOB Internet site and on file with Nationally Recognized Municipal Securities Information Repositories. Please note that DOB's new internet address is http://www.budget.state.ny.us. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.



               CURRENT FISCAL YEAR (2002-03 STATE FINANCIAL PLAN)



    The State generally issues quarterly modifications to the cash-basis Financial Plan, as provided by law. The modifications summarize actual receipts and disbursements to date for each reporting period, and describe any revisions to the forecast of total receipts and disbursements for then-current fiscal year.



                                MID-YEAR UPDATE



    On October 30, 2002, DOB issued its second quarterly update to the 2002-03 Financial Plan (the "Mid-Year Plan"). Based on actual results to date, the Mid-Year Plan contained no revisions from the Financial Plan issued with the 2002-03 Enacted Budget (and reported on in the AIS and first quarterly update to the AIS). However, the Mid-Year Plan noted that current economic and financial trends--in particular, the prolonged and substantial decline in equity markets and the poor profit performance of financial service firms--have made it more likely that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. Whether this potentially significant decline in the State's revenue situation occurs depends on several factors, including the pace of the state and national economic recovery, the profit performance of the financial sector, and the timing of tax payments. DOB is continuously analyzing actual data and available information on the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts. For a more detailed discussion on the components of risk in the current year, please see "Special Considerations" in this Update.



    The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year.



    DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2003-04 Executive Budget submission, which is required by law to be submitted by February 1, 2003. At that time, it will also submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2004-05 and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent from current projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.



    The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law. In recent years, the State has closed projected budget gaps estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.



GENERAL FUND



    Consistent with the Enacted and July Financial Plans, the Mid-Year Plan projected General Fund receipts, including transfers from other funds, will total $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, were projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from 2001-02. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02 (30.6 percent).



    Projected General Fund receipts include $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 affects the change in State receipts by depressing reported actuals for 2001-02 and increasing 2002-03 projections. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.



    Projected General Fund disbursements in the Mid-Year Plan are also unchanged from the levels projected in the Enacted and July Plans. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.



    The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).



    The 2002-03 General Fund closing balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). The change is primarily attributable to the use of $1.1 billion in reserves to help balance the 2002-03 Financial Plan by replacing revenues lost in the aftermath of the World Trade Center attacks.



    Please see "Mid-Year Update" and "Special Considerations" in this Update for a discussion of risks surrounding the current Financial Plan forecast.



OTHER FUNDS



    The All Governmental Funds Financial Plan does not include appropriated federal "flow-through" disaster aid spending for World Trade Center costs that totaled $532 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks.



    All Governmental Funds spending is estimated at $89.56 billion in 2002-03, unchanged from the Enacted Budget and July Plan estimates. All Governmental Funds spending, excluding appropriated federal "pass-through" aid, is expected to increase $5.08 billion or 6 percent over 2001-02. Federal grants growth accounts for $2.70 billion of this increase. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families
($223 million) and the federal share of Child Health Plus ($126 million). All other federal support grows by $103 million, or less than one percent.



    State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion. Spending from Capital Projects Funds is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million). Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 to prepay debt (which was treated as debt service paid in 2001-02 and therefore increased the amount of debt service paid in 2001-02), debt service savings in 2002-03 generated from the use of DRRF, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs, and lower interest rates.



MID-YEAR OPERATING RESULTS



    The General Fund ended the first half of the 2002-03 fiscal year with a balance of approximately $1.74 billion, $128 million above Financial Plan cash flow estimates. Receipts and transfers from other funds were $55 million above Plan estimates, and actual disbursements and transfers to other funds were $73 million lower than expected. DOB believes that this positive variance for the first half of the fiscal year is timing related and will not affect Financial Plan projections.



                             PRIOR QUARTERLY UPDATE



    The State issued its First Quarterly Update to the cash-basis 2002-03 State Financial Plan on July 12, 2002 (the "July Plan"). The July Plan remained in balance and made no revisions to the receipts and disbursement projections contained in the 2002-03 Financial Plan that was issued May 22, 2002 (the "Enacted Plan") following final action on the budget for the 2002-03 fiscal year.



    Consistent with the Enacted Plan, the July Plan projected General Fund receipts, including transfers from other funds, totaling $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, were projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance was projected to total $716 million, a decline of $316 million from 2001-02 (30.6 percent).



                             SPECIAL CONSIDERATIONS



    As noted earlier, current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. With five months remaining in the current fiscal year, an unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.

    It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.



    More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.



    Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.



    For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. DOB is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.



    The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.



    It is possible that the State Legislature will convene in December 2002 to consider, among other things, legislation to amend the Rockefeller drug laws. If appropriate, other measures could be introduced at that time to enhance the State's capacity to respond to potential Financial Plan risks.



    DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2003-04 Executive Budget submission, which is required by law to be submitted by February 1, 2003. At that time, it will also submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2004-05 and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent from current projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.



    The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law. In recent years, the State has closed projected budget gaps estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.



                           GAAP-BASIS FINANCIAL PLAN



    State Law requires the State to update its GAAP-basis financial projections for the current fiscal year on or before September 1 of each year. The State based its 2002-03 GAAP projections on the cash estimates in the July Plan and on preliminary GAAP results for the prior fiscal year as reported by the

State Comptroller. The projections conform to the accounting standards of the Governmental Accounting Standards Board (GASB) that were in effect at the close of the State's most recent fiscal year. They do not reflect the impact of GASB 34, which will significantly change the presentation of GAAP financial information for state and local governments, or any anticipated GASB standards.



    The State is required to report its financial results in accordance with GASB 34 beginning with the 2002-03 fiscal year. As a result, DOB expects to prepare its GAAP basis financial projections for future years to reflect the changes required under GASB 34. A discussion of the changes required by GASB 34 is included under "GAAP-Basis Results from Prior Years New Financial Reporting Model" below.



    In the First Quarterly Update to the 2002-03 Financial Plan, DOB projected that the General Fund would have an accumulated GAAP surplus of $173 million at the close of 2002-03. In the Mid-Year Update, DOB adjusted its GAAP projections in response to the final audited GAAP-basis results for 2001-02 (summarized in the section entitled "GAAP-Basis Results for Prior Fiscal Years" in this Update), which were not available at the time of the First Quarterly Update. The revised projections forecast an accumulated General Fund GAAP surplus of $58 million at the end of 2002-03. For a discussion of factors that may affect the Financial Plan projections, please see "Mid-Year Update" and "Special Considerations" in this Update.



                           ECONOMICS AND DEMOGRAPHICS



                                THE U.S. ECONOMY



    Although the events of September 11 were a substantial blow to the U.S. economy, continued consumer spending combined with an expansionary fiscal and monetary policy has helped to keep the nation's first recession in ten years relatively mild. Real U.S. GDP declined for the first three quarters of 2001, followed by growth of 2.7 percent in the fourth quarter. The national economy grew 5.0 percent in the first quarter of 2002, but slowed to 1.3 percent in the second quarter.



    DOB's forecast for the U.S. economy for the remainder of 2002 is similar to the one described in the Enacted Budget. Moderate growth in real consumer spending and continuing strength within the housing market are expected to produce slow but steady growth. DOB projects that real U.S. GDP will grow at
2.5 percent in 2002, following growth of 0.3 percent in 2001. The current outlook for personal income is similar to that expressed in the Enacted Budget. DOB expects U.S. personal income to grow 2.9 percent for 2002. The U.S. unemployment rate is forecast to average 5.8 percent for this year and
5.9 percent for next year.



    DOB's forecast for corporate profits is also similar to that in the Enacted Budget. Following a steep decline of almost 30 percent in the fourth quarter of 2001, producing a decline of 14.3 percent for the year, U.S. corporate profits are expected to fall 1.5 percent in 2002. The outlook for the stock market is more negative than the Enacted Budget forecast, as markets continue to struggle with the threat of war, corporate accounting scandals, bankruptcies, and revelations of fraudulent practices.



                         MAJOR U.S. ECONOMIC INDICATORS



                                                      2001 (ACTUAL)    2002 (FORECAST)    2003 (FORECAST)
                                                      -------------    ---------------    ---------------
Gross Domestic Product (real)                               0.3              2.5                2.9
Personal Income                                             3.3              2.9                4.7
Corporate Profits                                         (14.3)            (1.5)               8.5
Consumer Price Index                                        2.8              1.6                2.9



               Notes:   Numbers above are percent change over prior calendar year.
                        DOB estimates are based on National Income and Product
                        Account data through September 2002. Estimates



    There are significant risks to the current forecast, foremost among them being equity market instability fueled by accounting troubles and fears of further terrorist attack. In addition, a further escalation of tensions in the Middle East could put upward pressure on energy prices, negatively impacting both consumer spending and corporate profits. Higher energy prices could also delay the global recovery, reducing export growth below expectations. A weakening dollar could lead to higher-than-expected inflation, pressuring the Federal Reserve Board to increase interest rates sooner or higher. A weakening of growth in consumer spending or a failure of investment spending to grow could result in a return to recessionary conditions. The significant decline in equity market prices has the potential to adversely impact consumer behavior and exert a corresponding negative impact on the economy. In contrast, a stronger-than-anticipated global recovery could result in stronger export and profits growth than expected.



                                NEW YORK ECONOMY



    As anticipated, the World Trade Center terrorist attacks have had an even more devastating impact on New York than on the national economy as a whole. The current DOB forecast for the State economy is not significantly different from that of the Enacted Budget. However, the events that have occurred since the Enacted Budget have increased the downside risks to the forecast.



    The performance of the financial markets poses the most substantial risk. The market for equities has continued to deteriorate significantly since the release of the Enacted Budget Report resulting in a decline in finance industry employment and weaker prospects for bonus income later in the season. Given the critical role that the finance industry plays in New York, weakness in that industry could spread to other economic sectors, putting additional downward pressure on State employment and income.



    The possibility of hostilities in the Middle East poses another risk. It is impossible to accurately predict the economic impact of such an event or even its direction. However, a further spike in oil prices, a loss of international tourism, and the redirection toward the war effort of resources that might have aided in strengthening the current recovery can be expected to have a negative impact.



                       MAJOR NEW YORK ECONOMIC INDICATORS



                                                      2001 (ACTUAL)    2002 (FORECAST)    2003 (FORECAST)
                                                      -------------    ---------------    ---------------
Personal Income                                             2.9              0.5                3.5
Nonagricultural Employment                                 (0.5)            (0.8)               0.9
Unemployment Rate                                           4.9              6.4                5.8



                Note:   Numbers above are percent change over prior calendar year.
                        Personal income and nonagricultural employment for 2001, and all forecasts for 2002 and 2003, are projected by DOB.



                   GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS



    The Comptroller has prepared general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section. For information regarding the State's accounting and financial reporting requirements, see the section entitled "State Organization--Accounting, Financial Reporting and Budgeting."



    Both the General Purpose Financial Statements and Comprehensive Annual Financial Report for the 2001-02 fiscal year can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236. The following table summarizes recent governmental funds results on a GAAP basis.

               COMPARISON OF ACTUAL GAAP-BASIS OPERATING RESULTS
                               SURPLUS/(DEFICIT)
                             (MILLIONS OF DOLLARS)



                                              SPECIAL       DEBT      CAPITAL         ALL              ACCUM.
                                  GENERAL     REVENUE     SERVICE     PROJECTS    GOVERNMENTAL      GENERAL FUND
FISCAL YEAR ENDED                   FUND       FUNDS       FUNDS       FUNDS         FUNDS        SURPLUS/(DEFICIT)
-----------------                 --------    --------    --------    --------    ------------    -----------------
March 31, 2002                     (3,418)      (970)        76         (134)        (4,446)              493
March 31, 2001                        245      1,252        (20)         109          1,586             3,910**
March 31, 2000                      2,229        665         38           99          3,031             3,925
March 31, 1999                      1,078       (117)       209          154          1,324             1,696*



                    *   As restated in 2000.
                   **   As restated in 2002.



                         NEW FINANCIAL REPORTING MODEL



    In 1999, GASB issued a new standard known as GASB 34, "Basic Financial Statements--and Management's Discussion and Analysis (MD&A)--for State and Local Governments." GASB 34 will significantly affect the accounting and financial reporting for all state and local governments. For the State the standard will be effective for its fiscal year ending March 31, 2003. The new financial reporting model will redefine the current financial reporting model by changing its focus to major funds, rather than fund types, require a new section called management discussion and analysis (the "MD&A"), and contain new government-wide financial statements which will include all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A will be issued in place of the general purpose financial statements. The new statements will report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).



                              2001-02 FISCAL YEAR



    The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion on a GAAP basis, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million). The accumulated General Fund surplus as of March 31, 2001 has been restated to reflect the adoption of new accounting standards and the reclassification of individual funds/accounts included within the General Fund to reflect OSC's determination that the purposes and uses of such funds/accounts had changed. Adoption of two new accounting standards affected the prior year fund balances, including GASB 33, "Accounting and Financial Reporting for Nonexchange Transactions," and GASB 36, "Recipient Reporting for Certain Shared Nonexchange Revenues." GASB 33 provides guidance on the timing of recognition for nonexchange transactions involving financial and/or capital resources including taxes and local assistance grants. GASB 36 requires symmetrical accounting treatment for certain revenues shared by both provider and recipient governments.



GENERAL FUND



    The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year on a GAAP basis, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services
($398 million), health and environment ($395 million), personal service
($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

    Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business tax payers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund) and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates that filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).



    As previously noted, the General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million
(39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. General purpose expenditures declined by $428 million (30.8 percent) primarily due to the required adoption of a new accounting standard (GASB Statement No. 33) which resulted in the restatement of 2001 expenditures to include an additional
$369 million in expenditures. Personal service costs increased $129 million
(1.9 percent) principally as a result of increases in wages as required by previously approved collective bargaining agreements.



    Net other financing sources in the General Fund decreased $441 million
(90.0 percent). This net decrease resulted from a decline in proceeds from bonds issued to fund aid payments for local government transportation capital projects and increased transfers to other funds of $244 million, both of which were partially offset by an increase of more than $100 million in transfers from the Abandoned Property Fund. The increase in transfers to other funds was primarily caused by increased subsidies for higher education (SUNY and CUNY).



SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUND TYPES



    An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year on a GAAP basis, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7 percent) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster. The decline in personal income tax revenue is primarily due to the reciprocal effect of the increased transfers in March 2001 of surplus funds ($1.2 billion) from the General Fund for School Tax Relief (STAR) program payments occurring in 2002. Expenditures increased $3.85 billion (11.9 percent) as a result of increased costs for local assistance grants of $2.4 billion, World Trade Center disaster assistance payments of $983 million and an increase in the cost of lottery games of $287 million. Net other financing uses decreased $207 million (4.8 percent).



    Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6 percent) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2 percent) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0 percent).



    An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year end, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million
(7.3 percent) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3 percent). Net other financing sources decreased by $463 million (35.2 percent) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust fund in support of expenditures for debt service.



                      DEBT AND OTHER FINANCING ACTIVITIES



                             2002-03 BORROWING PLAN



    Section 22-c of the State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.



    A copy of the updated Plan can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website (http://www.budget.state.ny.us).



              DEBT REFORM ACT--LIMITATIONS ON STATE-SUPPORTED DEBT



    The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts.



                               STATE ORGANIZATION



                            STATE RETIREMENT SYSTEMS



GENERAL



    The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 35 percent of the membership during the 2001-02 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.



    As of March 31, 2002, 637,896 persons were members and 306,604 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.



CONTRIBUTIONS



    Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, have been required to contribute 3 percent of their salaries. Recently, the Governor signed new legislation that eliminates such member contributions after employees have completed 10 years of retirement system service or membership. For State employees, the Governor is granted the discretion to confer this benefit by negotiating unit.



    By law, the State makes its annual payment to the Systems on or before March 1 for the then current fiscal year ending on March 31 based on an estimate of the required contribution prepared by the Systems. The Director of the Budget is authorized to revise and amend the estimate of the Systems' bill for purposes of preparing the State's budget for a fiscal year. Legislation also provides that any underpayments by the State (as finally determined by the Systems) must be paid, with interest at the actuarially assumed interest earnings rate, in the second fiscal year following the year of the underpayment. Similarly, any overpayment for a fiscal year serves as a credit against the Systems' estimated bill for the second fiscal year following the fiscal year in which the overpayment is made.



    OSC expects that, due in large part to the poor equity market performance for the past two years and in the current year and the fact that employer contributions are based upon a five-year smoothing of equity investments, contributions to the Systems by all employers will increase significantly in 2003-04. As required by State statute, OSC issued an October 15, 2002 State billing estimate with three possible scenarios, ranging from $399 million to $986 million, for fiscal year 2003-04 State employer contributions. The actual billed amount will not be known until June, 2003 after the close of the State's 2002-03 Fiscal Year on March 31, 2003.



ASSETS AND LIABILITIES



    Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports the net assets available for benefits as of March 31, 2002 were $112.7 billion (including $2.1 billion in receivables), a decline of $1.3 billion or
1.2 percent from the 2000-01 level of $114 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2002 was $127 billion (including $42.7 billion for current retirees and beneficiaries), an increase of $6.8 billion or 5.7% from the 2000-01 level of $120.2 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets increased from $119.5 billion in 2001 to $125.2 billion on March 31, 2002. The table below shows the actuarially determined contributions that have been made over the last six years. See also "Contributions" above.



                    NET ASSETS AVAILABLE FOR BENEFITS OF THE
                 NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS(1)
                             (MILLIONS OF DOLLARS)



                                                           INCREASE/
FISCAL YEAR ENDED                                         (DECREASE)
    MARCH 31                 TOTAL ASSETS(2)            FROM PRIOR YEAR
-----------------            ---------------            ---------------
      1997                        83,947                       8.4
      1998                       106,319                      26.7
      1999                       112,723                       6.0
      2000                       128,889                      14.3
      2001                       114,044                     (11.5)
      2002                       112,725                      (1.2)



                  (1)   Includes relatively small amounts held under Group Life
                        Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2002 includes approximately $2.1 billion of receivables.
                  (2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

                           CONTRIBUTIONS AND BENEFITS
                  NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS
                             (MILLIONS OF DOLLARS)



     FISCAL YEAR                                                                   TOTAL
        ENDED           ALL PARTICIPATING      LOCAL                              BENEFITS
      MARCH 31            EMPLOYERS(1)      EMPLOYERS(1)   STATE(1)   EMPLOYEES   PAID(2)
---------------------   -----------------   ------------   --------   ---------   --------
        1997                   904              497          407         348       3,204
        1998                   463              358          105         369       3,395
        1999                   292              156          136         400       3,570
        2000                   165               11          154         423       3,787
        2001                   215              112          103         319       4,267
        2002                   264              199           65         210       4,576



                                        Sources: State and Local Retirement Systems.
                  (1)   Includes employer premiums to Group Life Insurance Plan.
                  (2)   Includes payments from Group Life Insurance Plan.



                           AUTHORITIES AND LOCALITIES



                              THE CITY OF NEW YORK



    As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.



    To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority in 1997 and TSASC, Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.



    For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.



    For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.



    The City's June 2002 Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program includes resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11, 2001 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.



    The City published its First Quarter Modification to its financial plan on November 14, 2002. The Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.



    On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City-funded agency spending, and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2 percent in fiscal year 2002-03 and 4 percent in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.



                                OTHER LOCALITIES



    To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has $662 million in bonds and $128 million in BANs outstanding as of the date of this Update. The Authority may also impose financial plan requirements on Nassau County. The State expects to make a total of $100 million in transitional aid payments to the County over a five-year period. To date, the State has provided $70 million in transitional assistance: $25 million in both 2000-01 and 2001-02, and $20 million in 2002-03. Future transitional aid payments ($15 million annually in 2003-04 and 2004-05) must be appropriated by the State and are contingent upon the Authority's annual approval of Nassau County's financial plan.



                                   LITIGATION



    The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section of the AIS. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2002-03 fiscal year or thereafter.



    The General Purpose Financial Statements for the 2001-02 fiscal year reported awarded and anticipated unfavorable judgments of $698 million, of which $91 million is expected to be paid during the 2002-03 fiscal year (for more information on the State's estimated liability, see footnote 13 in the General Purpose Financial Statements for the 2001-02 fiscal year).



    Adverse developments in these proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year, but there can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments.



                             STATE FINANCE POLICIES



    In CONSUMERS UNION OF U.S., INC. V. STATE, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95% of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which is returnable simultaneously with the motions to dismiss, on November 26, 2002.



                                 LINE ITEM VETO



    In SILVER V. PATAKI, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument.



                                 BUDGET PROCESS



    In PATAKI V. MCCALL, ET AL., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.



    By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.



                              REAL PROPERTY CLAIMS



    Indian land claims include CAYUGA INDIAN NATION OF NEW YORK V. CUOMO, ET AL., and CANADIAN ST. REGIS BAND OF MOHAWK INDIANS, ET AL., V. STATE OF NEW YORK, ET AL., both in the United States District Court for the Northern District of New York and SENECA NATION OF INDIANS, ET AL. v. State, et al., in the United States District Court for the Western District of New York.



    In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs
$211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit.



                                   SCHOOL AID



    In CAMPAIGN FOR FISCAL EQUITY, INC. ET AL. V. STATE, ET AL. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.



    This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.



    By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "a sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.



                                 STATE PROGRAMS



                                    MEDICAID



    There are two separate cases or lines of cases reported in this section.



    Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are NEW YORK STATE HEALTH FACILITIES ASSOCIATION, ET AL., V. DEBUONO, ET AL., ST. LUKE'S NURSING CENTER, ET AL. V. DEBUONO, ET AL., NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL. (THREE CASES), HEALTHCARE ASSOCIATION OF NEW YORK STATE V. DEBUONO AND BAYBERRY NURSING HOME ET AL. V. PATAKI, ET AL. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.



    In a consolidated action commenced in 1992 (DOWD, ET AL. V. BANE, Supreme Court, New York County), Medicaid recipients and home health care providers and organizations challenge (1) the 1992 promulgation by the State Department of Social Services (DSS) of a home assessment resource review instrument (HARRI), to be used by DSS to determine eligibility for and the nature of home health care services for Medicaid recipients, and (2) the DSS policy of limiting reimbursable hours of service until a patient is assessed using the HARRI. In a related case, RODRIGUEZ V. DEBUONO, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the ground that such use would violate federal Medicaid law and the Americans with Disabilities Act. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction.



    In a related case, CHARLES T. SITRIN HEALTH CARE CENTER, INC., ET AL. V. SONY, ET AL., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6% assessment on nursing home gross receipts from patient care services and operating income.

                          GENERAL FUND FINANCIAL PLAN
                  ANNUAL CHANGE IN RECEIPTS AND DISBURSEMENTS
                             (MILLIONS OF DOLLARS)



                                                                2001-2002                2002-2003
                                                                 ACTUALS      CHANGE      OCTOBER
                                                                ---------    --------    ---------
OPENING FUND BALANCE (1)                                          1,110          (78)      1,032
                                                                 ======       ======      ======
PERSONAL INCOME TAX (2)                                          25,854       (2,512)     23,342
USER TAXES AND FEES:
  Sales and Use Tax                                               6,131          225       6,356
  Cigarette and Tobacco Tax                                         532          (65)        467
  Motor Fuel Tax                                                      0            0           0
  Motor Vehicle Fees                                                185         (121)         64
  Alcoholic Beverage Taxes and Fees                                 212            6         218
  Auto Rental Tax                                                    38          (38)          0
                                                                 ------       ------      ------
  SUBTOTAL                                                        7,098            7       7,105
                                                                 ------       ------      ------
BUSINESS TAXES:
  Corporation Franchise Tax                                       1,515          213       1,728
  Corporation and Utilities Taxes                                   972           53       1,025
  Insurance Taxes                                                   633          (36)        597
  Bank Tax                                                          496           (4)        492
  Petroleum Business Tax                                              0            0           0
                                                                 ------       ------      ------
  SUBTOTAL                                                        3,616          226       3,842
                                                                 ------       ------      ------
OTHER TAXES:
  Estate and Gift Taxes                                             767          (12)        755
  Real Property Gains Tax                                             5           (3)          2
  Pari-mutuel Tax                                                    30           (1)         29
  Other Taxes                                                         1            0           1
                                                                 ------       ------      ------
  SUBTOTAL                                                          803          (16)        787
                                                                 ------       ------      ------
MISCELLANEOUS RECEIPTS & FEDERAL GRANTS                           1,625          523       2,148
TRANSFERS FROM OTHER FUNDS: (2)
  Sales Tax in Excess of LGAC Debt Service                        1,750           58       1,808
  All Other Transfers                                               398          468         866
                                                                 ------       ------      ------
  SUBTOTAL                                                        2,148          526       2,674
                                                                 ------       ------      ------
TOTAL RECEIPTS                                                   41,144       (1,246)     39,898
                                                                 ======       ======      ======
GRANTS TO LOCAL GOVERNMENTS                                      27,835         (987)     26,848
STATE OPERATIONS                                                  7,839          (24)      7,815
GENERAL STATE CHARGES                                             2,650          197       2,847
DEBT SERVICE                                                          0            0           0
TRANSFERS TO OTHER FUNDS:
  In Support of Debt Service                                      2,086         (235)      1,851
  In Support of Capital Projects                                    289         (115)        174
  All Other Transfers                                               523          156         679
                                                                 ------       ------      ------
  SUBTOTAL                                                        2,898         (194)      2,704
                                                                 ------       ------      ------
TOTAL DISBURSEMENTS                                              41,222       (1,008)     40,214
                                                                 ======       ======      ======
Excess (Deficiency) of Receipts and Other Financing Sources
  over Disbursements and Other Financing Uses                       (78)        (238)       (316)
                                                                 ------       ------      ------
CLOSING FUND BALANCE                                              1,032         (316)        716
                                                                 ======       ======      ======



                                                      Source: Division of the Budget
                  (1)   2001-02 opening fund balance reflects reclassification of
                        the Fringe Benefit Escrow Fund from the Agency Group Fund to the General Fund.
                  (2)   Includes personal income tax receipts that flow through the
                        Revenue Bond Tax Fund and the OSC reports as a transfer from the Debt Service Funds Group.

                              CASH FINANCIAL PLAN
                             2002-2003 GENERAL FUND
                    COMPARISON OF RECEIPTS AND DISBURSEMENTS
                             (MILLIONS OF DOLLARS)



                                                                  JULY                  OCTOBER
                                                                  PLAN       CHANGE       PLAN
                                                                --------    --------    --------
OPENING FUND BALANCE                                              1,032        0          1,032
                                                                 ------        --        ------
RECEIPTS:
Taxes:
  Personal income tax (1)                                        23,342        0         23,342
  User taxes and fees                                             7,105        0          7,105
  Business taxes                                                  3,842        0          3,842
  Other taxes                                                       787        0            787
Miscellaneous receipts                                            2,148        0          2,148
Transfers from other funds:
  LGAC                                                            1,808        0          1,808
  All other (1)                                                     866        0            866
                                                                 ------        --        ------
  TOTAL RECEIPTS                                                 39,898        0         39,898
                                                                 ------        --        ------
DISBURSEMENTS:
Grants to local governments                                      26,848        0         26,848
State operations                                                  7,815        0          7,815
General State charges                                             2,847        0          2,847
Transfers to other funds:
  Debt service                                                    1,851        0          1,851
  Capital projects                                                  174        0            174
  State university                                                   86        0             86
  Other purposes                                                    593        0            593
                                                                 ------        --        ------
  TOTAL DISBURSEMENTS                                            40,214        0         40,214
                                                                 ------        --        ------
CHANGE IN FUND BALANCE                                             (316)       0           (316)
                                                                 ------        --        ------
CLOSING FUND BALANCE                                                716        0            716
                                                                 ======        ==        ======



                                                      Source: Division of the Budget
                  (1)   Includes personal income tax receipts that flow through the
                        Revenue Bond Tax Fund and the OSC reports as a transfer from the Debt Service Funds Group.

                              CASH FINANCIAL PLAN
                        2002-2003 ALL GOVERNMENTAL FUNDS
                             (MILLIONS OF DOLLARS)



                                                                SPECIAL     CAPITAL       DEBT
                                                    GENERAL     REVENUE     PROJECTS    SERVICE      (MEMO)
                                                      FUND       FUNDS       FUNDS       FUNDS       TOTAL
                                                    --------    --------    --------    --------    --------
OPENING FUND BALANCE                                  1,032       1,047        (268)        169       1,980
                                                     ------      ------      ------      ------     -------
RECEIPTS:
Taxes                                                35,076       4,225       1,673       2,479      43,453
Miscellaneous receipts                                2,148       9,591       2,507         626      14,872
Federal grants (1)                                        0      28,783       1,576           0      30,359
                                                     ------      ------      ------      ------     -------
  TOTAL RECEIPTS                                     37,224      42,599       5,756       3,105      88,684
                                                     ------      ------      ------      ------     -------
DISBURSEMENTS: (1)
Grants to local governments                          26,848      35,442       1,241           0      63,531
State operations                                      7,815       7,193           0           7      15,015
General State charges                                 2,847         560           0           0       3,407
Debt service                                              0           0           0       3,550       3,550
Capital projects                                          0           4       4,049           0       4,053
                                                     ------      ------      ------      ------     -------
  TOTAL DISBURSEMENTS                                37,510      43,199       5,290       3,557      89,556
                                                     ------      ------      ------      ------     -------
OTHER FINANCING SOURCES (USES):
Transfers from other funds                            2,674       3,002         199       4,984      10,859
Transfers to other funds                             (2,704)     (2,477)     (1,241)     (4,537)    (10,959)
Bond and note proceeds                                    0           0         260           0         260
                                                     ------      ------      ------      ------     -------
  NET OTHER FINANCING SOURCES (USES)                    (30)        525        (782)        447         160
                                                     ------      ------      ------      ------     -------
CHANGE IN FUND BALANCE                                 (316)        (75)       (316)         (5)       (712)
                                                     ------      ------      ------      ------     -------
CLOSING FUND BALANCE                                    716         972        (584)        164       1,268
                                                     ======      ======      ======      ======     =======



                                                      Source: Division of the Budget
                  (1)   Excludes appropriated federal "pass-through" aid.

                              GAAP FINANCIAL PLAN
                                  GENERAL FUND
                            2001-2002 AND 2002-2003
                             (MILLIONS OF DOLLARS)



                                                                2001-2002    2002-2003
                                                                 ACTUAL      PROJECTED     CHANGE
                                                                ---------    ---------    --------
REVENUES:
Taxes:
  Personal income tax                                            22,617       22,566         (51)
  User taxes and fees                                             7,136        7,230          94
  Business taxes                                                  3,412        4,328         916
  Other taxes                                                     1,129          779        (350)
Miscellaneous receipts                                            2,924        3,996       1,072
                                                                 ------       ------       -----
  TOTAL REVENUES                                                 37,218       38,899       1,681
                                                                 ======       ======       =====
EXPENDITURES:
Grants to local governments                                      28,627       28,426        (201)
State operations                                                  9,705       10,051         346
General State charges                                             2,337        2,330          (7)
Debt service                                                         16           23           7
Capital projects                                                      0            1           1
                                                                 ------       ------       -----
  TOTAL EXPENDITURES                                             40,685       40,831         146
                                                                 ======       ======       =====
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                        5,369        6,122         753
Transfers to other funds                                         (5,525)      (4,883)        642
Proceeds of general obligation bonds                                  0            0           0
Proceeds from financing arrangements/ advance refundings            205          259          54
                                                                 ------       ------       -----
  NET OTHER FINANCING SOURCES (USES)                                 49        1,498       1,449
                                                                 ======       ======       =====
EXCESS (DEFICIENCY) OF REVENUES AND OTHER FINANCING SOURCES
  OVER EXPENDITURES AND OTHER FINANCING USES                     (3,418)        (434)      2,984
                                                                 ======       ======       =====
ACCUMULATED SURPLUS                                                 492           58
                                                                 ======       ======



Source: Division of the Budget

                          ANNUAL INFORMATION STATEMENT
                               STATE OF NEW YORK
                              DATED: JUNE 3, 2002



TABLE OF CONTENTS
-----------------------------------------------------------------
  Introduction.............................................. C-21
CURRENT FISCAL YEAR......................................... C-21
  Recent Events............................................. C-21
  Overview of the 2002-03 Financial Plan.................... C-21
  2002-03 State Financial Plan.............................. C-23
  2002-03 GAAP-Basis Financial Plan......................... C-30
  Special Considerations.................................... C-30
  [The Following Sections of the AIS are not set forth herein]
PRIOR FISCAL YEAR
  Cash-Basis Results for Prior Fiscal Years
  GAAP-Basis Results for Prior Fiscal Years
ECONOMIC AND DEMOGRAPHICS
  The U.S. Economy
  The New York Economy
  Economic and Demographic Trends
DEBT AND OTHER FINANCING ACTIVITIES
  Legal Categories of State Debt and Other Financings
  Local Government Assistance Corporation
  2002-03 Borrowing Plan
  Debt Reform Act--Limitations on State-Supported Debt
  Outstanding Debt of the State and Certain Authorities
  Debt Service Requirements
  Long-Term Trends
STATE ORGANIZATION
  State Government
  State Financial Procedures
  State Government Employment
  State Retirement Systems
AUTHORITIES AND LOCALITIES
  Public Authorities
  Metropolitan Transportation Authority
  The City of New York
  Other Localities
LITIGATION
  General
  State Finance Policies
  Real Property Claims
  Civil Rights Claims
  School Aid
  State Programs
EXHIBIT A TO ANNUAL INFORMATION STATEMENT
  Glossary of Financial Terms
EXHIBIT B TO ANNUAL INFORMATION STATEMENT
  Principal State Taxes and Fees

                          ANNUAL INFORMATION STATEMENT
                            OF THE STATE OF NEW YORK



                                  INTRODUCTION



    This Annual Information Statement (AIS) is dated June 3, 2002 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State. It includes a discussion of the State's current fiscal year and results from the three prior fiscal years, as well as information on the State's economy, debt and other financing activities, governmental organization, public authorities and localities, and litigation.



    The State plans to issue updates to this AIS in July 2002, November 2002 and February 2003. The State intends to announce publicly when an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, Division of the Budget, State Capitol, Albany, NY 12224,
(518) 473-8705, or the Office of the State Comptroller, 110 State Street, Albany, NY 12236, (518) 474-4015. This AIS has also been filed with the Nationally Recognized Municipal Securities Information Repositories. The General Purpose Financial Statements for the 2001-02 fiscal year will be available beginning in July 2002 and can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.



    Informational copies of this AIS are available electronically on the Division of the Budget (DOB) Internet site at www.state.ny.us/dob. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.



    The information relating to the State of New York in this AIS has been furnished by DOB and the Office of the State Comptroller (OSC), with additional information obtained from sources that the State believes to be reliable, but its presentation herein has not been subject to an independent audit process. Information relating to matters described in the section entitled "Litigation" is furnished by the Office of the State Attorney General. This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement.



    During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.



                              CURRENT FISCAL YEAR



                                 RECENT EVENTS



    The State's current fiscal year began on April 1, 2002 and ends on March 31, 2003. The State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.



                     OVERVIEW OF THE 2002-03 FINANCIAL PLAN



    In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program
($885 million); and revenue and spending actions totaling $2.4 billion

(of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.



    In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.



    On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.



    As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attrition and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.



    General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.



    Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.



    All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or
6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).



    The following table summarizes projected spending for the General Fund, State Funds, and All Governmental Funds in the 2002-03 Enacted Plan. For the definitions of these spending categories see Exhibit A.



                            ACTUAL        PROJECTED                                         AVG. ANNUAL
                           2001-02         2002-03          DOLLAR          PERCENT        PERCENT CHANGE
                           SPENDING        SPENDING         CHANGE        CHANGE FROM       1994-95 THRU
                         ($ MILLIONS)    ($ MILLIONS)    ($ MILLIONS)       2001-02           2002-03
                         ------------    ------------    ------------    -------------    ----------------
General Fund               $41,222         $40,214         $(1,008)          (2.4%)             2.3%
State Funds                 56,978          59,358           2,380            4.2%              4.2%
All Funds                   84,475          89,556           5,081            6.0%              4.7%



                Note:   All Governmental Funds spending excludes federal
                        "flow-through" aid to New York City for costs incurred as a result of the World Trade Center attacks.



    The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

    The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.



                          2002-03 STATE FINANCIAL PLAN



    Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 2002-03.



                                  GENERAL FUND



    The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. For an explanation of the composition of All Governmental Funds spending in recent years, please see the section entitled "Prior Fiscal Years" in this AIS. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. The graphs below depict the components of projected receipts and disbursements in the General Fund (in percent).


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERSONAL INCOME TAX       58.5%
USER TAXES & FEES         17.8%
BUSINESS TAXES             9.6%
OTHER TAXES                2.0%
MISC. RECEIPTS/TRANSFERS  12.1%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LOCAL ASSISTANCE       66.8%
STATE OPERATIONS       19.4%
DEBT SERVICE            4.6%
GENERAL STATE CHARGES   7.1%
CAPITAL/OTHER           2.1%


    Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2002-03 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The World Trade Center attacks magnified the uncertainties inherent in the State's forecasts, and increase the likelihood that current projections will differ materially and adversely from the projections set forth in this AIS. See the section entitled "Special Considerations" below for a discussion of certain risks and uncertainties faced by the State.



PROJECTED GENERAL FUND RECEIPTS



    To close the significant 2002-03 budget gap caused largely by the events of September 11, the Enacted Plan contains numerous revenue actions. These actions include: lowering the threshold for sales and withholding tax electronic funds transfer ($58 million); increasing alcoholic beverage control license fees
($8 million); adopting a new price index for the prepayment of sales tax on cigarettes ($6 million); increasing the tax rate on tobacco products to 37 percent of wholesale price ($15 million); enhancing cigarette enforcement measures ($5 million); changing the mandatory first installment payment of estimated taxes for certain businesses from 25 percent to 30 percent
($100 million); authorizing a tax amnesty program (net benefit of $175 million primarily in personal income and business taxes); selling securities held as abandoned property ($300 million); increasing miscellaneous receipts from bond issuance charges ($115 million); changing the surcharge on wireless services ($38 million); transferring Power Authority resources to fund the Power for Jobs program ($42 million); and providing new technology investments at the Department of Taxation and Finance to increase audit collections
($130 million).



                             GENERAL FUND RECEIPTS
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$37,395            $39,883             $41,144             $39,898



    Total General Fund receipts, including transfers from other funds are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and inflating 2002-03 projections. Table 3 at the end of this section outlines the movement of resources across the fiscal years.



                             PERSONAL INCOME TAXES
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$20,339            $23,566             $25,854             $23,342



    The PERSONAL INCOME TAX is imposed on individuals, estates, and trusts, and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $23.34 billion in fiscal year 2002-03. Collections in this category, which account for over half of General Fund receipts, are expected to fall below 2001-02 results by $2.51 billion. After excluding the impact of the tax refund reserve transaction and the diversion of certain income tax receipts to the STAR fund, the underlying decline in projected receipts is approximately $900 million or 3 percent.



    The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.



                              USER TAXES AND FEES
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$7,604              $7,404              $7,098              $7,105

    USER TAXES AND FEES are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees.



    Receipts from user taxes and fees are projected to total $7.11 billion in fiscal year 2002-03, an increase of $7 million from 2001-02, attributable to the projected growth in the sales tax base (after adjusting for tax law changes and other factors) of 3.0 percent yielding a projected cash growth of 3.8 percent, as well as an increase in alcoholic beverage tax receipts and legislation enacted for 2002-03 increasing the tax on tobacco products and increasing most alcoholic beverage control license fees. Decreases in the motor vehicle fees, cigarette tax, and auto rental tax components offset most of the gains. The decline in General Fund cigarette tax receipts is the result of the increased dedication of these receipts to the Tobacco Control and Insurance Initiatives Pool. The decline in motor vehicle fees and auto rental taxes in the General Fund largely reflect the increased dedication of these sources to the Dedicated Highway and Bridge Trust Fund.



                                 BUSINESS TAXES
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$4,560              $4,328              $3,616              $3,842



    BUSINESS TAXES include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.84 billion in fiscal year 2002-03, an increase of $226 million from 2001-02. The increase is concentrated in the corporation franchise tax and utility taxes, and is due largely to changes in the schedule by which certain businesses make estimated tax payments and to the new tax amnesty program.



                                  OTHER TAXES
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$1,107               $795                $803                $787



    OTHER TAXES include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. Other taxes are projected to total $787 million in fiscal year 2002-03, a decrease of $16 million from 2001-02. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes, and estate and gift taxes enacted in prior fiscal years.



                             MISCELLANEOUS RECEIPTS
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$1,648              $1,553              $1,625              $2,148



    MISCELLANEOUS RECEIPTS include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are projected to total $2.15 billion in fiscal year 2002-03, an increase of $523 million from 2001-02. The growth includes the sale of abandoned property assets, fees from bond issuance charges, resources from other funds, and revenues from the surcharge on wireless communication services.



                           TRANSFERS FROM OTHER FUNDS
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$2,137              $2,237              $2,148              $2,674

    TRANSFERS FROM OTHER FUNDS to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation
(LGAC). Transfers from other funds are projected to total $2.67 billion in fiscal year 2002-03, an increase of $526 million from 2001-02 (primarily from the receipt of available fund balances, including amounts from the Environmental Protection Fund).



PROJECTED GENERAL FUND DISBURSEMENTS



    General Fund disbursements and transfers to other funds are estimated to total $40.21 billion for 2002-03, a decrease of $1.01 billion or 2.4 percent from 2001-02. Spending for most ongoing programs is consistent with 2001-02 funding levels. The annual decline in spending results primarily from the use of Temporary Assistance For Needy Families (TANF) reserves ($955 million) and other non-General Fund sources to maintain program commitments at a reduced General Fund cost ($1.5 billion). Annual increases for pensions and other fringe benefit costs ($197 million), school aid ($186 million on a fiscal year basis), and health care partially offset the savings produced by these actions. The annual change in spending is explained by financial plan category in more detail below.



                           GENERAL FUND DISBURSEMENTS
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$37,170            $39,702             $41,222             $40,214



    Total projected spending in the Enacted Plan is essentially unchanged from the level recommended in the Executive Plan. Legislative additions of approximately $600 million for education ($360 million), the Tuition Assistance Program ($149 million), and various health and human services programs
($91 million) were offset through savings from the use of alternate financing sources for health care and other programs ($268 million), spending reductions ($200 million), and building aid reform ($88 million).



                          GRANTS TO LOCAL GOVERNMENTS
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$25,590            $26,667             $27,835             $26,848



    GRANTS TO LOCAL GOVERNMENTS is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools
(46 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (5 percent), mental hygiene programs (6 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.



    Spending in local assistance is estimated at $26.85 billion in 2002-03, a decrease of $987 million (3.5 percent) from the 2001-02 fiscal year. Although overall spending declines, funding for some programs is increasing, including education, higher education, and underlying spending growth in Medicaid and other health programs. These increases are more than offset by maximizing the use of non-General Fund revenue sources to finance program costs, including the use of nursing home assessments ($266 million), alternate funding sources for various Medicaid and health programs ($872 million), and the use of federal TANF reserves for higher education and welfare assistance programs ($955 million).



    School aid of $14.6 billion on a school year basis reflects a school year increase of $410 million. On a fiscal year basis, General Fund spending for school aid is projected at $12.36 billion in 2002-03, an increase of $186 million over 2001-02. This reflects increases for most major aid components, implementation of building aid reforms, and the latest estimate of available lottery funds.



    Medicaid spending is estimated at $5.85 billion in 2002-03, a decrease of $359 million (5.8 percent) from 2001-02. Expected underlying spending growth of roughly 7 percent is offset by approximately $800 million from various proposed revenue actions and program restructuring initiatives. Proposed actions that will lower General Fund costs include implementation of a nursing home assessment

($266 million), increased Intergovernmental Transfers and Upper Payment Limit payments ($74 million), and increased health care spending supported by HCRA ($475 million).



    General Fund spending for health programs is projected at $496 million, a net decrease of $174 million (26 percent) from 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs. These dedicated funding sources will support the cost of the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($194 million), State support for the Roswell Park Cancer Institute ($60 million), the Public Health Campaign program, Indian Health programs, and Immunization and Water Supply Protection ($69 million).



    Spending on welfare is projected at $496 million, a decrease of $564 million (53.2 percent) from 2001-02. This decrease is largely attributable to the additional use of federal TANF funds ($514 million) to support program costs.



    Higher Education Service Corporation (HESC) spending is projected at
$284 million, a decrease of $406 million (58.9 percent) from 2001-02. This reduction primarily reflects the use of federal TANF funds to finance spending on the Tuition Assistance Program ($380 million).



    Spending for all other local assistance programs will total $7.36 billion in 2002-03, a net increase of $330 million (4.7 percent) from 2001-02. This increase primarily includes increased support for the pre-school special education program ($96 million), funding for the Yonkers settlement agreement ($92 million), and additional funding for the Community Projects Fund
($58 million).



                                STATE OPERATIONS
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$6,600              $7,604              $7,839              $7,815



    STATE OPERATIONS pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending increases
$358 million for the annualized costs of labor agreements and related costs with State employee unions. These costs are more than offset by proposed spending restraint and revenue maximization efforts totaling $382 million. The imposition of a strict hiring freeze, offering a retirement incentive to State employees, and various actions to restrain spending in all agencies are anticipated to save $96 million. In addition, a total of $286 million in additional savings are projected to be available in 2002-03 from various revenue maximization efforts to finance State operations spending. These efforts include $141 million in additional Patient Income Account revenues to offset spending on mental hygiene programs, and $79 million in additional federal and other funding sources to finance spending on higher education and health programs.



    The State's overall workforce is projected to be 191,100 persons by the end of 2002-03, down approximately 5,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction will occur through attrition and early retirement.



                             GENERAL STATE CHARGES
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$2,087              $2,567              $2,650              $2,847



    General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.



    Disbursements for GSCs are estimated at $2.85 billion in fiscal year 2002-03, an increase of $197 million from the prior year. The projected growth is primarily attributable to rising health insurance costs and additional contributions to the State and Local Employee Retirement System (ERS). The Enacted Plan projects $55 million in additional State contributions to the ERS for fiscal year 2002-03 based on an anticipated decline in the value of pension fund assets. The pension estimate assumes an ERS contribution rate of 1.5 percent of salary for the 2002-03 fiscal year, an increase from 0.7 percent in 2001-02. Significant growth is also expected in costs for health insurance premiums, which are projected to increase 11 percent in calendar year 2002.



                            TRANSFER TO OTHER FUNDS
                                 (IN MILLIONS)



1999-00            2000-01             2001-02             2002-03
-------            --------            --------            --------
$2,887              $2,863              $2,898              $2,704



    Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. For a full discussion of the State's capital and debt programs, see the section entitled "Debt and Other Financing Activities" in this AIS.



    Transfers for debt service total $1.85 billion in 2002-03, a reduction of $235 million. The decrease is primarily attributable to continued savings resulting from the use of $1 billion from the Debt Reduction Reserve Fund over the last several fiscal years to reduce high cost debt, the use of the new lower-cost State Personal Income Tax Revenue Bonds to finance capital projects, and the benefits of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.



    Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2002-03 are projected to decrease by $115 million and reflect the one-time conversion of certain capital projects from pay-as-you-go financing to bonding.



    The State's cost of transfers to the State University increased by $17 million over 2001-02 primarily due to financing the State's share of an outstanding SUNY loan.



    All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $593 million in 2002-03, an increase of $139 million. The growth is attributable to increases in Medicaid payments to SUNY hospitals ($89 million) and the State's subsidy to the Court Facilities Incentive Aid Fund to support Judiciary capital projects ($52 million).



NON-RECURRING ACTIONS



    The non-recurring actions incorporated in the 2002-03 Enacted Plan, are primarily intended to finance the extraordinary revenue losses associated with the 2001 tax year that DOB expects will not recur.



    The vast majority of the non-recurring resources utilize existing available fund balances, including the Abandoned Property Fund ($300 million), the Environmental Protection Fund and the Superfund ($264 million), the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Power Authority of the State of New York ($42 million), various health and Medicaid Special Revenue Funds ($341 million), the Higher Education Services Corporation ($39 million), the Dormitory Authority of the State of New York ($12 million), and various routine fund transfers
($75 million).



    In addition, a variety of measures were enacted to preserve revenues, including a tax amnesty program ($175 million), a change in the payment date on various business taxes ($100 million), recoveries of school aid and welfare overpayments ($39 million), and changes in tax collection procedures
($64 million).



GENERAL FUND CLOSING BALANCE



    The 2002-03 Financial Plan projects a closing balance in the General Fund of $716 million. The closing balance is comprised of $710 million in the Tax Stabilization Reserve Fund and $6 million in the Contingency Reserve Fund. The closing balance declined by $316 million from 2001-02, reflecting the use of balances in the Community Projects Fund, the Contingency Reserve Fund, and the Universal
Pre-K Fund. The closing fund balance excludes $427 million expected to be on deposit in the refund reserve account at the close of 2002-03.



               OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS



    The Executive Plan projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years in early 2003, as part of the Governor's 2003-04 Executive Budget. Preliminary analysis by DOB indicates that the State will have a 2003-04 budget gap which is larger than projected at the time of the Executive Plan, but significantly below the shortfall that was closed as a part of actions on the 2002-03 Enacted Plan. The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law.



    In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.



                            OTHER GOVERNMENTAL FUNDS



    In addition to the General Fund, the 2002-03 Enacted Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. These are discussed below.



    Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Enacted Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds financial plan tables contained in this section of the AIS.



    The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.



    All Governmental Funds spending is estimated at $89.56 billion in 2002-03, an annual increase of $5.08 billion or 6 percent. Of this amount, growth in Federal grants amounts to $2.70 billion. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families
($223 million) and the Federal share of Child Health Plus ($126 million). All other Federal support grows by $103 million, or less than one percent.



SPECIAL REVENUE FUNDS



    Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion or 14.6 percent over 2001-02 (excluding federal "flow-through" aid). Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.



    Federal grants account for 66 percent of all special revenue spending in 2002-03, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $28.63 billion, an increase of $2.51 billion or 9.6 percent. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2002-03, Federal support for Medicaid spending is projected at $15.61 billion, an increase of $1.10 billion over 2001-02. Other increases include Medicaid payments to State-operated mental health and retardation facilities and

SUNY hospitals ($446 million), the share of the college tuition assistance program financed by TANF ($380 million), enhanced social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million).



    State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. Spending from State special revenue funds for Medicaid is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion from 2001-02. Roughly $730 million of this Medicaid increase is financed by HCRA resources, and the balance is supported by a new 6 percent nursing home assessment ($441 million) and revenues received from various bad debt and charity care pools ($175 million).



    Other components of the State Funds spending increase include program growth in the EPIC prescription drug program and Child Health Plus ($288 million), State aid for education financed by the lottery ($282 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($193 million), increased costs for employee fringe benefits ($134 million), and growth in the STAR local tax relief program ($120 million). State special revenue spending increased
$491 million over the 2002-03 Executive Plan, which primarily reflects additional Medicaid spending financed through HCRA.



CAPITAL PROJECTS FUNDS



    Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).



DEBT SERVICE FUNDS



    Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.



                       2002-03 GAAP-BASIS FINANCIAL PLAN



    State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September 1 of each year. The State will base its GAAP projections on the cash estimates in the Enacted Plan and on actual results for the 2001-02 fiscal year as reported by the State Comptroller in July 2002.



                             SPECIAL CONSIDERATIONS



    The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State. DOB believes their impact is adequately reflected in the current financial forecast, but the combined effect of both factors adds significant uncertainty to the Enacted Plan estimates.



    Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.



    Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.



    Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. DOB is forecasting a significant decline in financial sector profits for 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.



    An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.



    In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

                                    TABLE 1
                    GENERAL FUND RECEIPTS AND DISBURSEMENTS
                          STATE FISCAL YEAR 2002-2003
                             (MILLIONS OF DOLLARS)



                                                                2001-02                 2002-03
                                                                 ACTUAL      CHANGE     ENACTED
                                                                --------    --------    --------
OPENING FUND BALANCE (1)                                          1,110         (78)      1,032
                                                                 ======      ======      ======
PERSONAL INCOME TAX                                              25,854      (2,512)     23,342
USER TAXES AND FEES:
  Sales and Use Tax                                               6,131         225       6,356
  Cigarette and Tobacco Tax                                         532         (65)        467
  Motor Fuel Tax                                                      0           0           0
  Motor Vehicle Fees                                                185        (121)         64
  Alcoholic Beverage Taxes and Fees                                 212           6         218
  Container Tax                                                       0           0           0
  Auto Rental Tax                                                    38         (38)          0
                                                                 ------      ------      ------
  SUBTOTAL                                                        7,098           7       7,105
                                                                 ------      ------      ------
BUSINESS TAXES:
  Corporation Franchise Tax                                       1,515         213       1,728
  Corporation and Utilities Taxes                                   972          53       1,025
  Insurance Taxes                                                   633         (36)        597
  Bank Tax                                                          496          (4)        492
  Petroleum Business Tax                                              0           0           0
                                                                 ------      ------      ------
  SUBTOTAL                                                        3,616         226       3,842
                                                                 ------      ------      ------
OTHER TAXES:
  Estate and Gift Taxes                                             767         (12)        755
  Real Property Gains Tax                                             5          (3)          2
  Pari-mutuel Tax                                                    30          (1)         29
  Other Taxes                                                         1           0           1
                                                                 ------      ------      ------
  SUBTOTAL                                                          803         (16)        787
                                                                 ------      ------      ------
MISCELLANEOUS RECEIPTS & FEDERAL GRANTS                           1,625         523       2,148
TRANSFERS FROM OTHER FUNDS:
  Sales Tax in Excess of LGAC Debt Service                        1,750          58       1,808
  All Other Transfers                                               398         468         866
                                                                 ------      ------      ------
  SUBTOTAL                                                        2,148         526       2,674
                                                                 ------      ------      ------
TOTAL RECEIPTS                                                   41,144      (1,246)     39,898
                                                                 ======      ======      ======
GRANTS TO LOCAL GOVERNMENTS                                      27,835        (987)     26,848
STATE OPERATIONS                                                  7,839         (24)      7,815
GENERAL STATE CHARGES                                             2,650         197       2,847
DEBT SERVICE                                                          0           0           0
TRANSFERS TO OTHER FUNDS:
  In Support of Debt Service                                      2,086        (235)      1,851
  In Support of Capital Projects                                    289        (115)        174
  All Other Transfers                                               523         156         679
                                                                 ------      ------      ------
  SUBTOTAL                                                        2,898        (194)      2,704
                                                                 ------      ------      ------
TOTAL DISBURSEMENTS                                              41,222      (1,008)     40,214
                                                                 ======      ======      ======
Excess (Deficiency) of Receipts and Other Financing Sources
  over Disbursements and Other Financing Uses                       (78)       (238)       (316)
                                                                 ------      ------      ------
CLOSING FUND BALANCE                                              1,032        (316)        716
                                                                 ======      ======      ======



Source: New York State Division of the Budget

                                    TABLE 2
                           CASH BASIS FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                           STATE FISCAL YEAR 2002-03
                             (MILLIONS OF DOLLARS)



                                                          SPECIAL     CAPITAL       DEBT
                                             GENERAL      REVENUE     PROJECTS    SERVICE      (MEMO)
                                               FUND        FUNDS       FUNDS       FUNDS       TOTAL
                                             --------    ---------    --------    --------    --------
OPENING FUND BALANCE                           1,032       1,047         (268)        169       1,980
                                              ======      ======       ======      ======     =======
RECEIPTS:
Taxes                                         35,076       4,225        1,673       2,479      43,453
Miscellaneous receipts                         2,148       9,591        2,507         626      14,872
Federal grants                                     0      28,783        1,576           0      30,359
                                              ------      ------       ------      ------     -------
  TOTAL RECEIPTS                              37,224      42,599        5,756       3,105      88,684
                                              ======      ======       ======      ======     =======
DISBURSEMENTS:
Grants to local governments                   26,848      35,442        1,241           0      63,531
State operations                               7,815       7,193            0           7      15,015
General State charges                          2,847         560            0           0       3,407
Debt service                                       0           0            0       3,550       3,550
Capital projects                                   0           4        4,049           0       4,053
                                              ------      ------       ------      ------     -------
  TOTAL DISBURSEMENTS                         37,510      43,199        5,290       3,557      89,556
                                              ======      ======       ======      ======     =======
WORLD TRADE CENTER REVENUES (COSTS):
Federal grants                                     0       2,760            0           0       2,760
Disaster assistance to localities                  0      (2,760)           0           0      (2,760)
                                              ------      ------       ------      ------     -------
  NET WORLD TRADE CENTER REVENUES (COSTS)          0           0            0           0           0
                                              ======      ======       ======      ======     =======
OTHER FINANCING SOURCES (USES):
Transfers from other funds                     2,674       3,002          199       4,984      10,859
Transfers to other funds                      (2,704)     (2,477)      (1,241)     (4,537)    (10,959)
Bond and note proceeds                             0           0          260           0         260
                                              ------      ------       ------      ------     -------
  NET OTHER FINANCING SOURCES (USES)             (30)        525         (782)        447         160
                                              ======      ======       ======      ======     =======
CHANGE IN FUND BALANCE                          (316)        (75)        (316)         (5)       (712)
                                              ======      ======       ======      ======     =======
CLOSING FUND BALANCE                             716         972         (584)        164       1,268
                                              ======      ======       ======      ======     =======



Source: New York State Division of the Budget

                           TAX REFUND RESERVE ACCOUNT



    Net personal income tax collections in recent years have been affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits into this account tax receipts at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections was deposited directly in the School Tax Reduction (STAR) Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program. The 2000-01 and 2001-02 Financial Plans also included an additional $250 million deposit of personal income tax receipts to the Debt Reduction Reserve Fund.



    The chart below shows actual components of gross collections, the State/City offset, refund reserve activity, refunds and net collections of personal income tax receipts for fiscal years 1999-2000 through 2001-2002 as well as projected amounts for the 2002-03 fiscal year.



                                    TABLE 3
                        PERSONAL INCOME TAX COLLECTIONS,
                      REFUNDS AND REFUND RESERVE ACTIVITY
                             (MILLIONS OF DOLLARS)



                                              1999-2000       2000-01       2001-02       2002-03 (1)
                                              ----------      --------      --------      ------------
Withholdings                                   $18,460        $20,955       $20,262         $20,956
Estimated Payments                               5,835          6,874         6,353           5,754
Final Payments                                   1,429          1,684         1,874           1,305
Delinquencies                                      512            558           601             826
                                               -------        -------       -------         -------
GROSS COLLECTIONS                              $26,236        $30,071       $29,090         $28,841
State/City Offset                              $  (325)       $  (169)      $  (225)        $  (200)
Refund Reserve (Increase) Decrease              (1,661)           450         1,840           1,250
Refunds                                         (2,716)(2)     (3,460)(3)    (3,291)(4)      (3,919)(5)
                                               -------        -------       -------         -------
REPORTED TAX COLLECTIONS                       $21,534        $26,892       $27,414         $25,972
STAR Fund Deposits                             $(1,195)       $(3,076)      $(1,310)        $(2,630)
DRRF                                                --           (250)         (250)             --
GENERAL FUND                                   $20,339        $23,566       $25,854         $23,342
                                               =======        =======       =======         =======



                                               Source: State Division of the Budget.
                  (1)   As projected on May 22, 2002.
                  (2)   Reflects the payment of the balance of refunds on 1998
                        liability and the payment of $460 million of 1999 calendar year refunds in the last quarter of the State's 1999-2000
                        fiscal year and a balance in the tax refund reserve account of $3.967 billion.
                  (3)   Reflects the payment of the balance of refunds on 1999
                        liability and the payment of $960 million of 2000 calendar year refunds in the last quarter of the State's 2000-2001
                        fiscal year and a balance in the tax refund reserve account of $3.517 billion.
                  (4)   Reflects the payment of the balance of refunds on 2000
                        liability and the payment of $960 million of 2001 calendar year refunds in the last quarter of the State's 2001-02
                        fiscal year and a balance in the tax refund reserve account of $1.68 billion.
                  (5)   Reflects the payments of the balance of refunds on 2001
                        liability and the projected payments of $960 million of
                        calendar year 2002 in the last quarter of the State's
                        2002-03 fiscal year and the projected balance in the tax
                        refund reserve account of $427 million.

                                   APPENDIX D
                 SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                        NEW JERSEY MUNICIPAL OBLIGATIONS

    Some of the significant financial considerations relating to the investments of the New Jersey Tax Free Income Fund in New Jersey municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.


    NEW JERSEY ECONOMIC INFORMATION AND TRENDS. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.



    During calendar year 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since recovery began in 1993 and was well below the 2.4% growth in 2000.



    With weakening in the labor market conditions, New Jersey's personal income growth moderated to a 4.5% rate in 2001, substantially below the record pace of 8.2% in 2000. Softness in the State's economy also led to retail sales growth of under 7%, compared with the almost 9% rate recorded in 2000. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durable goods in the State. New Jersey's unemployment rate rose to 4.2% in 2001 but remained below the national rate. The unemployment rate climbed in early 2002, peaking at 5.6% in March 2002. Joblessness, however, has started to level off, declining to 5.3% in August 2002.



    Economic forecasts as of June 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. The economic recovery is expected to remain uneven over the near term, but to continue in view of growth in productivity and low interest rates. Economic activity is expected to accelerate in 2003. New Jersey's economy is expected to follow the national trend in 2002 and 2003. The State and the nation may experience further near-term slow growth and the expected recovery may stall into late 2002 if consumers, investors, and businesses remain more cautious than currently assumed. However, the fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in 2003 and beyond are favorable.



   NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM - CURRENT OPERATING EXPENSES.



    THE GENERAL FUND. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The New Jersey Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1999 was $276.1 million, for fiscal year 2000 was $187.7 million and for fiscal year 2001 was 388.7 million. For fiscal year 2002 and 2003, the balance in the undesignated General Fund is estimated to be $100.0 and$110.4 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

    TAX AND REVENUE ANTICIPATION NOTES. In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $3,100,000,000 of such notes for fiscal year 2003. New Jersey issued notes in the amount of $1,900,000,000 on July 23, 2002. Such notes are payable on June 12, 2003. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.



                     NEW JERSEY CAPITAL PROJECT FINANCINGS.



    GENERAL OBLIGATION BONDS. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain New Jersey tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2001 was $3,170,939,218. The appropriation for the debt service obligation on outstanding projected indebtedness is $470.7 million for fiscal year 2003.



    PAY-AS-YOU-GO. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2003, the amount appropriated for this purpose is $1,022.0 million.



                OTHER LONG TERM DEBT OBLIGATIONS OF NEW JERSEY.



    BONDS GUARANTEED BY NEW JERSEY. The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $55,670,000 were outstanding as of June 30, 2002. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.



    "MORAL OBLIGATION" BONDS. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency that may exist in a debt service reserve fund maintained to meet the payment of principal of and interest on the obligations of such entities. Upon receipt of such certification of deficiency, an appropriation by the New Jersey Legislature is to be made in the amount of the deficiency. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey.



    NEW JERSEY HOUSING AND MORTGAGE FINANCE AGENCY. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.



    SOUTH JERSEY PORT CORPORATION. New Jersey has periodically provided the South Jersey Port Corporation (the "SJPC") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1998 through

2002, New Jersey has made appropriations totaling $22,937,447.89 which covered deficiencies in revenues of the SJPC for debt service.



    NEW JERSEY HIGHER EDUCATION STUDENT ASSISTANCE AUTHORITY. The New Jersey Higher Education Student Assistance Authority ("NJHESAA") (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its "moral obligation". It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.



    There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2002, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $819,135,000 and fiscal year 2003 debt service subject to "moral obligation" is $47,003,456.



    OBLIGATIONS SUPPORTED BY NEW JERSEY REVENUE SUBJECT TO ANNUAL
APPROPRIATION. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements" and each an "Agreement") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. However, see the caption below entitled "LITIGATION" for a discussion of LONEGAN, ET AL. V. STATE OF NEW JERSEY, ET AL., challenging the constitutionality of various State statutes that authorize the issuance by various State authorities and instrumentalities of bonds secured by payments from New Jersey that are subject to annual appropriation by the New Jersey Legislature. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.



    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY. The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's seven retirement plans; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the Community Mental Health Loan Program, pursuant to which revenue bonds are issued on behalf of non-profit community mental health service providers and debt service is paid by New Jersey pursuant to Agreements between the New Jersey Department of Human Services and the service providers;
(v) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA) and (vii) the Municipal Rehabilitation and Economic Recovery Act, enacted in July 2002, authorizes the NJEDA to issue bonds for the purpose of providing loans and grants to sustain economic activity in qualified municipalities under the Act and debt service on the bonds will be paid pursuant to a contract between NJEDA and the New Jersey Treasurer.

    NEW JERSEY EDUCATIONAL FACILITIES AUTHORITY. The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's seven retirement plans; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the Community Mental Health Loan Program, pursuant to which revenue bonds are issued on behalf of non-profit community mental health service providers and debt service is paid by New Jersey pursuant to Agreements between the New Jersey Department of Human Services and the service providers;
(v) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA) and (vii) the Municipal Rehabilitation and Economic Recovery Act, enacted in July 2002, authorizes the NJEDA to issue bonds for the purpose of providing loans and grants to sustain economic activity in qualified municipalities under the Act and debt service on the bonds will be paid pursuant to a contract between NJEDA and the New Jersey Treasurer.



    NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "NJTTFA") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.



    NEW JERSEY BUILDING AUTHORITY. The New Jersey Building Authority ("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.



    NEW JERSEY SPORTS AND EXPOSITION AUTHORITY. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.



    GARDEN STATE PRESERVATION TRUST. In July 1999, New Jersey established the Garden State Preservation Trust ("GSPT") for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from contracts to be entered into among the GSPT, the New Jersey Treasurer, the Department of Environmental Protection, the New Jersey Agriculture Development Committee and the New Jersey Historic Trust. To date, no debt has been issued by the GSPT under the GSPT Act.

    NEW JERSEY CERTIFICATES OF PARTICIPATION. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement, which lease payments are subject to appropriation by the New Jersey Legislature.



    NEW JERSEY SUPPORTED SCHOOL AND COUNTY COLLEGE BONDS. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.



    CONDUIT INDEBTEDNESS OF NEW JERSEY AUTHORITIES AND
INSTRUMENTALITIES. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.



                          COUNTIES AND MUNICIPALITIES.



    REGULATION OF COUNTY AND MUNICIPAL FINANCE. New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs.



    The Local Budget Law (N.J.S.A. 40A:4-1 ET SEQ.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.



    The Local Government Cap Law (N.J.S.A. 40A:4-45.1 ET SEQ.) (the "Cap Law") limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds;
(iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.



    REGULATION OF THE ISSUANCE OF BONDS BY COUNTIES AND MUNICIPALITIES. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 ET SEQ.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.



                               SCHOOL DISTRICTS.



    REGULATION OF SCHOOL DISTRICT FINANCE. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 ET SEQ. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey

Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.



    New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.



    REGULATION OF THE ISSUANCE OF BONDS BY SCHOOL DISTRICTS. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 ET SEQ. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Counties and Municipalities - Regulation of the Issuance of Bonds by Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.



    School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.



    If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the balance of the municipality's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.



    In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.



    SCHOOL DISTRICT LEASE PURCHASE FINANCINGS. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years, with the exception of school buses which cannot exceed ten years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on facilities leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.

    NEW JERSEY SCHOOL BOND RESERVE ACT. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 ET SEQ.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.



                          LOCAL FINANCING AUTHORITIES.



    REGULATION OF LOCAL FINANCING AUTHORITIES. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 ET SEQ.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.



    Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.



    REGULATION OF THE ISSUANCE OF BONDS BY LOCAL FINANCING AUTHORITIES. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.



    POLLUTION CONTROL BONDS. In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in ATLANTIC COAST DEMOLITION & RECYCLING, INC. V. BOARD OF CHOSEN FREEHOLDERS OF ATLANTIC COUNTY, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a State program by which New Jersey voluntarily provides financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, there is no assurance that such State subsidy program will continue in the future.



    QUALIFIED BONDS.  In 1976, legislation was enacted (P.L. 1976, c. 38 and c.
39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2001, the aggregate amount of school district and municipal qualified bonds outstanding is $296,558,950 and $831,776,517, respectively.



                     LITIGATION OF THE STATE OF NEW JERSEY.



    GENERAL. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 ET SEQ.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.



    New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.



    An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

    Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.



    LITIGATION RELATING TO STATE CONTRACT BONDS. In addition to lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure, LONEGAN, ET AL. V. STATE OF NEW JERSEY, ET AL. has been filed, challenging the constitutionality of various State statutes (collectively, the "State Contract Statutes") which authorize the issuance by various State authorities and instrumentalities of bonds (the "State Contract Bonds") that are payable from amounts to be paid by the New Jersey Treasurer, subject to annual appropriation by the New Jersey Legislature, under a contract with such authority or instrumentality. The lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County seeking a judgment declaring the State Contract Statutes unconstitutional under the Constitution of the State of New Jersey (the "State Constitution"). The plaintiffs alleged that the issuance of State Contract Bonds contemplated by the State Contract Statutes involved the issuance of State debt without prior voter approval, in violation of the Debt Limitation Clause of the New Jersey Constitution, Article II, Sec. 2, Para. 3. On January 24, 2001, the Superior Court ruled in favor of New Jersey and the named State authorities and instrumentalities (the "State Parties") by granting their motion for summary judgment and dismissing the complaint and upholding the constitutionality of the State Contract Statutes under the New Jersey Constitution. Motions and various appeals have occurred since the ruling of the Superior Court. On June 27, 2001, the Appellate Division affirmed the Superior Court's decision. Argument before the Supreme Court took place on January 2, 2002. On August 21, 2002, the Supreme Court issued a decision (the "August 21 Decision") affirming the decision of the Appellate Division only insofar as it upheld the constitutionality of the Educational Facilities Construction and Financing Act and the issuance of State Contract Bonds thereunder. With regard to all other State Contract Statutes challenged by the plaintiffs, the Supreme Court reserved ruling and scheduled the matter for additional briefing and reargument. Plaintiffs filed their Supplemental Brief with the Supreme Court on September 12, 2002, requesting that the Court clarify its August 21 Decision to indicate that any final ruling would apply prospectively. On September 20, 2002, the Supreme Court denied the motion, indicating that, since the plaintiffs had not requested retroactive relief and there was no suggestion in the August 21 Decision that retroactive relief would be granted, there was no need to clarify the August 21 Decision. The State Parties filed their Supplemental Brief on the merits on October 2, 2002. Plaintiffs filed their Supplemental Reply Brief on October 8, 2002. The Supreme Court heard supplemental oral argument on the matter on October 21, 2002, and a decision has not yet been rendered. At this time, there is no way to predict what effect, if any, an adverse ruling by the Supreme Court may have on the State's finances and the bonding programs for the fiscal year 2003 and/or future fiscal years.



    RATINGS. Standard & Poor's Rating Group, Moody's Investors Service and Fitch Investors Service, Inc. have assigned long-term ratings of AA, Aa2 and AA, respectively, to New Jersey General Obligation Bonds. There is no assurance that the ratings of New Jersey General Obligation Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's General Obligation Bonds.


    The various political subdivisions of New Jersey are rated independently from New Jersey by S&P and/or Moody's, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.

PART C

                            MUTUAL FUND SELECT TRUST
                            PART C. OTHER INFORMATION

ITEM 23

Exhibit Number

(a)       Declaration of Trust (1)
(b)       By-laws (1)
(b)1      Amendment to By-laws, filed herewith.
(d)1      Form of Proposed Investment Advisory Agreement (1)
(d)2 Form of Proposed Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc. (1)
(d)3 Form of Proposed Investment Subadvisory Agreement between The Chase Manhattan Bank and Chase Asset Management (London) Limited (1)
(e)       Form of Distribution Agreement. (5)
(f)1      Form of Retirement Plan for Eligible Trustees (2)
(f)2      Form of Deferred Compensation Plan for Eligible Trustees (2)
(g)       Form of Proposed Custodian Agreement (1)
(h)1      Form of Proposed Transfer Agency Agreement (1)
(h)2      Form of Proposed Administration Agreement (1)
(i)       Opinion re: Legality of Securities being Registerered (4)
(j)       Consent of PricewaterhouseCoopers LLP, filed herewith.
(l)       Form of Share Purchase Agreement (3)
(n)       Form of Rule 18f-3 Multi-Class Plan. (5)
(p)1      Code of Ethics (6)
(p)2      Code of Ethics (6)
Ex99(a)   Powers of Attorney. (5)

----------------------------

(1). Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-13319) as filed with the Securities and Exchange Commission on October 2, 1996.

(2). Incorporated by reference to Amendment No. 6 to the Registration Statement on Form N-1A of Mutual Fund Group (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.

(3). Filed as an exhibit to Pre-Effective Amendment No. 1 as filed with the Securities and Exchange Commission on November 15, 1996.

(4). Filed as an exhibit to Pre-Effective Amendment No. 2 as filed with the Securities and Exchange Commission on December 19, 1996.

(5). Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on N-1A as filed with the Securities and Exchange Commission on September 7, 2001 (Accession Number: 0000912057-01-531573.

(6). Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 28, 2002 (Accession Number 0000912057-02-01290)


ITEM 24.  Persons Controlled by or Under Common Control with Registrant

          Not applicable

ITEM 25.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

     The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

     Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser

The business of the Adviser is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27.  Principal Underwriters

     (a) J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for the Registrant.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

Fleming Mutual Fund Group, Inc.
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
Mutual Fund Group
Mutual Fund Investment Trust
Mutual Fund Select Group
Mutual Fund Select Trust
Mutual Fund Trust
Mutual Fund Variable Annuity Trust
Growth and Income Portfolio
JPMorgan Value Opportunities Fund, Inc.

     (b) The following are the Directors and officers of J.P. Morgan Fund Distributors, Inc. The principal business address of each of these persons, is listed below.


                                          Position and Offices                    Position and Offices
Name and Address                          with Distributor                        with the Registrant
-----------------                         --------------------                    --------------------
Lynn J. Mangum                            Director                                None
90 Park Ave.
New York, NY 10016

Charles Linn Booth                        Vice President/Assistant                None
3435 Stelzer Road                         Compliance Officer
Columbus, OH 43219

Dennis Sheehan                            Director/Treasurer                      None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                             Secretary                               None
90 Park Ave.
New York, NY 10016

Edward S. Forman                          Assistant Secretary                     None
90 Park Ave.
New York, NY 10016

Olu T. Lawal                              Financial Operations Officer            None
90 Park Ave.
New York, NY 10016

Richard F. Froio                          Chief Compliance Officer                None
60 State Street
Boston, MA 02109

William J. Tomko                          President                               None
3435 Stelzer Road
Columbus, OH 43219

         (c) Not applicable

ITEM 28.  Location of Accounts and Records

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                             ADDRESS

J.P. Morgan Fund Distributors, Inc.     522 Fifth Avenue
                                        New York, NY 10036

DST Systems, Inc.                       210 W. 10th Street,
                                        Kansas City, MO 64105

JP Morgan Chase Bank                    270 Park Avenue,
                                        New York, NY 10017

JPMorgan Fleming Management (USA), Inc. 522 Fifth Avenue
                                        New York, NY 10036



ITEM 29.  Management Services

            Not applicable

ITEM 30.  Undertakings

          (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

          (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 20th day of December, 2002.

                                              MUTUAL FUND SELECT TRUST


                                              By: /s/ George Gatch
                                              --------------------------
                                              George Gatch
                                              President





Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on December 20, 2002.



                 *                        Chairman and Trustee
     --------------------------
          Fergus Reid, III

                 *                              Trustee
     --------------------------
         William J. Armstrong

                 *                              Trustee
     --------------------------
       Roland R. Eppley, Jr.

                 *                              Trustee
     --------------------------
         Ann Maynard Gray

                 *                              President and Trustee
     --------------------------
          Matthew Healey

                 *                              Trustee
     --------------------------
          James Schonbachler

                 *                              Trustee
     --------------------------
        Leonard M. Spalding

                 *                              Trustee
     --------------------------
         Robert J. Higgins

*By: /s/ David Wezdenko
     --------------------------
         David Wezdenko
         Treasurer and
         Attorney-in-Fact

                                INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

Ex-99(j)            Consent of Independent Accountants
                       PricewaterhouseCoopers LLP

Ex-99(b)1           Amendment to By-laws